LIBERTY FLOATING RATE ADVANTAGE FUND
                        c/o Liberty Funds Services, Inc.
                                  P.O. Box 1722
                        Boston, Massachusetts 02105-1722

                                                                     May 4, 2001

Dear Shareholder:

     Due to an administrative oversight, certain classes of Liberty Floating Rate Advantage Fund shares sold on specific dates in the year 2000 were not registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The dates that unregistered shares were sold are as follows:

         Class A Shares:    September 20, 2000 to December 12, 2000
         Class C Shares:    September 8, 2000 to December 12, 2000

     We are offering to repurchase the shares sold during these periods in a rescission offer. You may elect to sell any unregistered shares back to the Fund on the terms described, in detail, in the enclosed material. Please read these materials carefully. You are not required to accept the rescission offer. You should consider whether it is to your advantage to participate in this rescission offer, which is open until June 4, 2001. If you wish to accept the offer after reading the materials, complete the enclosed form and return it to the Fund at the following address: Liberty Floating Rate Advantage Fund, c/o Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722. Your reply to the Fund must be received no later than June 4, 2001.

     If you wish to retain your shares, you should not respond to this offer; registration of your shares will then occur automatically. You have previously received a notification of the quarterly tender offer for the Fund, which expires on May 15, 2001. Please see "Description of Rescission Offer" on the next page for more details.

     The Fund's registration as an investment company under the Investment Company Act of 1940 was not affected by this administrative oversight. No loss to you or the Fund has occurred or will occur as a result of this oversight or the rescission offer.

     If you have any questions, please call your financial advisor or Liberty Funds Services, Inc. at 1-888-774-8372. Please note that Liberty Funds Services, Inc. cannot provide investment advice or advise you on whether or not accepting the rescission offer is in your best interest.

Sincerely,



Stephen E. Gibson
President

                         DESCRIPTION OF RESCISSION OFFER
                      LIBERTY FLOATING RATE ADVANTAGE FUND

     Liberty Floating Rate Advantage Fund (formerly known as Liberty-Stein Roe Advisor Floating Rate Advantage Fund) (the "Fund"), upon the terms and conditions set forth in this Prospectus, is offering to rescind the sales of those common shares of beneficial interest of the following classes, no par value per share (the "Shares"), sold by the Fund during the following periods (each, a "Rescission Period" and collectively, the "Rescission Periods"):

         For Class A Shares: September 20, 2000 through December 12, 2000; and For Class C Shares: September 8, 2000 through December 12, 2000.

     The Fund is offering to repurchase the Shares at a value computed according to a specified formula. The computed value for the repurchase of the Shares is for the consideration paid for such Shares, plus imputed interest at an annual rate (the "Interest Rate") from the date of purchase, less any distributions declared and paid or payable with respect to such Shares (the "Rescission Offer"). The Interest Rate for each class shall be the annualized rate equal to the average, over the period from the initial date of the Rescission Period for that class through the most recent date prior to the Expiration Date (as defined below) for which a calculation is available, of the weekly Lipper Money Market Fund Averages (which calculates the average total return of funds included in the Lipper Money Market Fund Category as determined by Lipper Inc.). The Interest Rate for each class will be determined on the Expiration Date. Consideration paid for the Shares includes the net asset value ("NAV") of the shares on the date of purchase plus applicable sales charges. There will likely be tax consequences if you elect to accept the Rescission Offer (see below). If you own your Shares through a Liberty prototype retirement account and you accept the Rescission Offer, the proceeds will be invested in Liberty Money Market Fund. Money market funds, such as Liberty Money Market Fund, may not be appropriate for long-term investment. If you own your Shares through a different retirement account and you accept the Rescission Offer, the proceeds will be sent to the retirement account trustee.

     You have previously received a notification of the quarterly tender offer (the "Tender Offer") for the Fund, which expires on May 15, 2001. If you have already returned the quarterly Tender Offer Form but wish to accept the Rescission Offer, then you need to complete the Acceptance of Rescission Offer Form and return it to the Fund so that it is received prior to May 15, 2001. Acceptance of the Rescission Offer will be deemed to be a revocation of your Tender Offer. If you have tendered more shares than are eligible for the Rescission Offer, the Fund will process your Rescission Offer Form first and then your Tender Offer form for any excess shares. If you have tendered shares in the Tender Offer and your Acceptance of Rescission Offer Form is received by the Fund after May 15, 2001, the Fund will process your tender of shares in accordance with your Tender Offer and then, if there are any remaining shares, your acceptance of the Rescission Offer. Please note that, in this case, sending your Acceptance of Rescission Offer Form so that it is received after May 15, 2001 may reduce the number of Shares you own that are eligible for the Rescission Offer.

     THE RESCISSION OFFER WILL EXPIRE AT 4:00 P.M. EASTERN TIME, ON JUNE 4, 2001, UNLESS EXTENDED BY THE FUND ("EXPIRATION DATE").

     The Rescission Offer applies only to Shares sold by the Fund during the Rescission Periods. The NAV on April 26, 2001 was $11.69 for Class A shares and $11.67 for Class C shares, which may be lower or higher than the NAV of the shares during the Rescission Periods.

     YOU ARE NOT REQUIRED TO ACCEPT THE RESCISSION OFFER. IF YOU DO NOT RESPOND TO THE RESCISSION OFFER BY THE EXPIRATION DATE, YOU WILL BE DEEMED BY THE FUND TO HAVE DECLINED THE RESCISSION OFFER AND UNREGISTERED SHARES HELD BY YOU WILL AUTOMATICALLY BE DEEMED TO BE REGISTERED SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, EFFECTIVE AS OF THE DATE OF THIS PROSPECTUS, WITHOUT ANY FURTHER ACTION ON YOUR PART.

     This document, together with Appendix I hereto and the attached prospectus for the Fund dated January 1, 2001, as supplemented on February 22, 2001 (collectively, the "Prospectus"), are designed to provide you with information you should know before determining whether to accept or reject the Rescission Offer. A Statement of Additional Information for the Fund dated January 1, 2001, as supplemented on January 16, 2001, is incorporated into this document by reference. The Fund's Statement of Additional Information is available without charge from the Fund's principal underwriter, Liberty Funds Distributor, Inc., One Financial Center, Boston, MA 02111 (telephone 1-800-426-3750).

     The Fund has  filed  with  the  Securities  and  Exchange  Commission  (the
"Commission") a Registration Statement on Form N-2 (together with all amendments, schedules and exhibits, referred to as the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, relating to the Rescission Offer. As permitted by the rules and regulations of the Commission, this Prospectus does not contain all of the information set forth in the Registration Statement, of which this Prospectus (and the Statement of Additional Information) is a part. The Registration Statement, including the exhibits and schedules thereto, may be inspected, without charge, at the public reference facilities of the Commission, and copies may be obtained therefrom upon payment of the Commission's customary charges.

--------------------------------------------------------------------------------
ALTHOUGH THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, THE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY SHARES OFFERED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                   The date of this Prospectus is May 4, 2001.

Amount and Source of Funds

     The actual cost to the Fund of the Rescission Offer cannot be determined at this time because the number of Shares which will be repurchased by the Fund will depend on the number of Shares tendered for rescission by Rescission Offerees.

     On April 26, 2001, the NAV for Class A and Class C shares was $11.69 and $11.67, respectively. From the initial date of the classes' respective Rescission Periods through April 26, 2001, the annualized rate of distributions declared (the "Distribution Rate") on Class A shares was 9.74% and on Class C shares was 9.25%, each of which exceeds the annualized Interest Rate payable pursuant to the Rescission Offer, which would have been 5.45% for Class A shares and 5.47% for Class C shares, if April 19, 2001 were the date used to determine the Interest Rates rather than the most recent date prior to the Expiration Date for which a calculation is available. These rates are provided for reference only and are not necessarily the rates that will be used to determine the amount of Rescission Offer proceeds on the Expiration Date.

     The Fund cannot currently predict the NAV per Share, the Interest Rates or the Distribution Rates prior to and on the Expiration Date. It would likely be in the economic interest of a Rescission Offeree to accept the Rescission Offer if the per Share amount payable by the Fund pursuant to the Rescission Offer is greater than the NAV per Share on the Expiration Date. Between the date of this Prospectus and the Expiration Date, the current NAV per Share of the Fund may be obtained by calling the Liberty automated phone system at 1-800-345-6611 or by checking our website at www.libertyfunds.com.

     Liberty Financial Companies, Inc. ("LFC"), the parent of the Fund's investment advisor, has agreed to pay the special costs of the Rescission Offer (i.e., legal and accounting expenses and printing and mailing expenses) and any net loss to the Fund resulting from the Rescission Offer.

How to Accept or Decline the Rescission Offer

     Acceptance of the Rescission Offer is optional if you purchased Shares covered by the Rescission Offer. YOU ARE NOT REQUIRED TO ACCEPT THE RESCISSION OFFER. IF YOU DO NOT RESPOND TO THE RESCISSION OFFER BY THE EXPIRATION DATE, YOU WILL BE DEEMED BY THE FUND TO HAVE DECLINED THE RESCISSION OFFER AND UNREGISTERED SHARES HELD BY YOU WILL AUTOMATICALLY BE DEEMED TO BE REGISTERED SHARES UNDER THE SECURITIES ACT EFFECTIVE AS OF THE DATE OF THIS PROSPECTUS, WITHOUT ANY FURTHER ACTION ON YOUR PART.

     If you elect to accept the Rescission Offer, you must complete the enclosed "Acceptance of Rescission Offer" form and return it to the Fund, c/o Liberty Funds Services, Inc. at P.O. Box 1722, Boston, MA 02105-1722 as soon as practicable after the date of receipt of this Prospectus so that it is received no later than the Expiration Date. The Fund will not accept or honor any forms received after the Expiration Date. You may withdraw your acceptance of the Rescission Offer by written notice satisfactory to the Fund at the address shown on the Acceptance of Rescission Offer Form at any time prior to the Expiration Date.

     IF YOU DO NOT NOTIFY THE FUND IN WRITING OF YOUR ACCEPTANCE OF THE RESCISSION OFFER ON OR PRIOR TO THE EXPIRATION DATE, YOU WILL BE DEEMED TO HAVE REJECTED THE RESCISSION OFFER. HOWEVER, SUCH REJECTION MAY NOT TERMINATE YOUR ACTUAL LEGAL RIGHTS.

Tax Consequences

     A shareholder who, pursuant to the Rescission Offer, tenders Shares for repurchase by the Fund may realize a taxable gain or loss for federal income tax purposes depending upon the shareholder's basis in the Shares, which is generally the amount that the shareholder paid to acquire the Shares. The entire consideration payable to you from the Rescission Offer (the "Consideration") will be treated as the proceeds of a sale or exchange of such Shares, and that payment will be compared to the basis of such Shares to determine whether you have a capital gain or loss as a result. Because of the timing of the Rescission Periods, such gain or loss is expected to be treated as a short-term capital gain or loss, except that if Shares are sold at a loss after being held for six months or less, the loss will be treated as long-term instead of short-term to the extent of any capital gain distributions received on those Shares. Under the "wash sales" rules, a shareholder who sells shares in a Fund (including through a rescission transaction) and reacquires shares of the Fund within 30 days before or after the date of disposition will have all or a portion of any loss realized on the sale or exchange of Shares in the Fund disallowed. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. As described in more detail in the Prospectus in the section entitled "Distributions and Income Taxes," any distributions of dividends, interest, and short-term capital gains are taxable as ordinary income.

     If you hold your Shares through an IRA or other retirement account and you accept the Rescission Offer, any gain or loss recognized on this transaction will be shielded from tax under the retirement plan until you receive distributions from the retirement account. This is true whether the Shares are held through a Liberty prototype retirement account or a different retirement account trustee.

     Acceptance of the Rescission Offer will not affect the tax treatment (as ordinary income) of dividends you received during your ownership of the Shares. This transaction may have additional personal tax implications for you. You may wish to consult your tax advisor on foreign, federal, state, local or other applicable tax laws prior to accepting the Rescission Offer.

               RESCISSION OFFEREE'S ACCEPTANCE OF RESCISSION OFFER

YOU MAY ELECT TO ACCEPT OR REJECT THE RESCISSION OFFER. IF YOU WISH TO REJECT THE RESCISSION OFFER, DO NOT COMPLETE OR RETURN THIS FORM. YOU DO NOT HAVE TO DO ANYTHING TO REJECT THE RESCISSION OFFER. IF YOU DO NOTHING, UNREGISTERED SHARES (AS DEFINED HEREIN) HELD BY YOU WILL AUTOMATICALLY BE DEEMED TO BE REGISTERED SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, EFFECTIVE AS OF THE DATE OF THIS PROSPECTUS, WITHOUT ANY FURTHER ACTION ON YOUR PART.

IF YOU WISH TO ACCEPT THE RESCISSION OFFER, PLEASE COMPLETE, SIGN AND RETURN THIS FORM BY FOLLOWING THE INSTRUCTIONS CONTAINED IN THE APPENDIX TO THE ENCLOSED RESCISSION OFFER PROSPECTUS.

Liberty Floating Rate Advantage Fund
c/o Liberty Funds Services, Inc.
PO Box 1722
Boston, Massachusetts 02105-1722

Ladies and Gentlemen:

     I acknowledge receipt of the Description of Rescission Offer and the Prospectus dated May 4, 2001, of Liberty Floating Rate Advantage Fund (the "Fund") (collectively with the Appendix, the "Prospectus"), pursuant to which the Fund offers, upon the terms and conditions set forth in this Prospectus, to rescind sales (the "Rescission Offer") of common shares of beneficial interest of the Fund sold during the period of September 20, 2000 to December 12, 2000
(with respect to Class A shares) and September 8, 2000 to December 12, 2000 (with respect to Class C shares) (the "Unregistered Shares").

     I hereby accept, on the terms set forth in this Prospectus, the Rescission Offer for the Shares described on the back of this form, which I represent are Unregistered Shares. I direct that all of the payment to be made for Shares surrendered herewith be made to me at the address of record on my account. I understand that in certain cases detailed in the instructions to this form, this form must be signature guaranteed. I understand that as a result of accepting the Rescission Offer, I will no longer hold the Shares tendered herewith for repurchase pursuant to the Rescission Offer and the payment I receive may be less than the net asset value of the Shares.

[Logo]                                     Liberty Floating Rate Advantage Fund
Liberty Floating Rate Advantage Fund       Rescission Offer Acceptance Form
c/o Liberty Funds Services, Inc.
PO Box 1722
Boston, Massachusetts 02105-1722
888-774-8372

                                             Client Account Number ____________
                                             Fund Account Number ____________

Unregistered Shares

If you do not wish to rescind your shares, you do not need to send this form back.
If you wish to accept the rescission offer, we will rescind all purchases listed below, unless they have been crossed out. If you have participated in a tender offer, the number of shares shown below may not be the same as the number currently in your account. If you accept the rescission offer, a check will be mailed to the address of record on your account.

                       Purchase Date                   Number of Shares
_______________________________________________________________________________










I certify, under penalties of perjury, that:

(1) the Social Security number or taxpayer ID number I provided below is correct.
(2) I am not subject to backup withholding because (circle A, B or C, if true)

A. I am exempt from backup withholding; B. I have not been notified by the IRS that I am subject to backup witholding as a result of a failure to report all interest or dividends; or C. The IRS has notified me that I am no longer subject to backup withholding.

_________________________________________________      _____________________
Social Security or Taxpayer Identification Number      Date
(associated with the account)

________________________________________               ________________________
Signature of Account Owner                             Signature of Account
                                                        Owner (if Joint Account)

Signature Guarantee:  (required for amounts greater than $100,000)
We guarantee the signatures on this form and the legal capacity of the signers.




_______________________________________
Signature guarantee

Please note trust or corporate accounts may require additional documentation.

THIS FORM SHOULD BE MAILED TO THE FUND AT THE ADDRESS ABOVE AS SOON AS PRACTICABLE, SO THAT IT IS RECEIVED NO LATER THAN THE EXPIRATION DATE OF THE RESCISSION OFFER, JUNE 4, 2001 (THE "EXPIRATION DATE") UNLESS EXTENDED BY THE FUND.

                                   APPENDIX I

                           INSTRUCTIONS TO ACCEPTANCE
                            OF RESCISSION OFFER FORM


1. Guarantee of Signatures. Signatures on the Acceptance of Rescission Offer Form need not be guaranteed unless an instrument of transfer is required as described in Instruction 3 below or the proceeds of the Rescission Offer will exceed $100,000. Signature guarantees may be obtained from a bank, a member firm of a national stock exchange or another eligible guarantor institution. Please contact your financial advisor or Liberty Funds Services, Inc. at 1-888-774-8372 for more information on signature guarantees and how to obtain them.

2. Delivery of Acceptance of Rescission Offer Forms; Withdrawal. To accept the Rescission Offer, you must properly complete and duly execute and mail or deliver the Acceptance of Rescission Offer Form, together with certificate(s), if any, representing Shares to be surrendered in acceptance of the Rescission Offer, and with any other required documents, to the Fund at the address set forth on the Form. IN ORDER TO ACCEPT THE RESCISSION OFFER, ALL MATERIALS MUST BE RECEIVED BY THE FUND NO LATER THAN JUNE 4, 2001 ("EXPIRATION DATE").

     The Fund reserves the absolute right to reject any and all surrenders of Shares and Acceptance of Rescission Offer Forms (i) that are not in proper form or otherwise not valid or (ii) the acceptance of which would be, in the opinion of the Fund's counsel, unlawful. The Fund's interpretation of the terms and conditions of the Rescission Offer, the Acceptance of Rescission Offer Form and the Instructions hereto will be final and binding. The Fund reserves the absolute right to waive any defect or irregularity in the surrender of Shares or Acceptance of Rescission Offer Forms.

     Acceptance of the Rescission Offer may be withdrawn by a Rescission Offeree by written notice satisfactory to the Fund delivered to the address shown on the Acceptance of Rescission Form at any time prior to the Expiration Date.

3. Signatures on the Rescission Offer Acceptance Form. The Acceptance of Rescission Offer Form is to be completed and signed by each Rescission Offeree that desires to accept the Rescission Offer. If Shares surrendered hereby are owned of record by two or more joint owners, all such owners must sign the Acceptance of Rescission Offer Form. If any such Shares are registered in different names, it will be necessary to complete, sign and submit as many separate Acceptance of Rescission Offer Forms as there are different registrations. Except as provided below, signatures must correspond exactly with the names as registered (including as written on the face of any certificate surrendered).

     If certificates surrendered hereby are surrendered by a person other than the record holder appearing on the certificates, such certificates must be endorsed or surrendered with an appropriate instrument of transfer (i.e., a letter of instruction accompanied by a signature guarantee), in either case signed exactly as the name or names of the registered holder or holders appear on the certificates.

4. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Fund, c/o Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722 or by calling 1-888-774-8372.

5. Form W-9 and Taxpayer Identification Number. Federal income tax law requires any Rescission Offeree accepting the Rescission Offer to provide the Fund with a correct Taxpayer Identification Number ("TIN") by completing the backup withholding information and certification on the Acceptance of Rescission Offer Form. In the case of a Rescission Offeree who is an individual, the TIN is his or her social security number. Failure to provide the Fund with a correct TIN may subject the Rescission Offeree to a penalty and to backup withholding at a rate of 31% on any payments made to the Rescission Offeree pursuant to the Rescission Offer. Certain shareholders (including, among others, most corporations and certain foreign persons) are exempt from backup withholding requirements. A shareholder should consult his or her tax advisor as to his or her qualification for exemption and the procedure for obtaining an exemption.

6. Delivery. The method of delivery of the Acceptance of Rescission Offer Form, any certificates for Shares, and all other required documents is at the election and risk of the holder and the delivery will be deemed made only when actually received by the Fund. If delivery is to be made by mail, it is recommended that it be sent with return receipt requested and properly insured.

Delivery of the Acceptance of Rescission Offer Form to an address other than the Fund c/o Liberty Funds Services, Inc. at P.O. Box 1722, Boston, MA 02105-1722 will not constitute a valid acceptance.

                      LIBERTY FLOATING RATE ADVANTAGE FUND
                             Class A, B and C Shares
                 SUPPLEMENT TO PROSPECTUS DATED JANUARY 1, 2001

The Prospectus is revised as follows:

The table and footnotes on page 2 of the Prospectus are replaced with the following:

                        Price to Public(1)   Maximum Sales Load(2)     Proceeds to Fund(3)
Per Class A Share       $12.48               $0.44                     $12.04
Per Class B Share       $12.02               None                      $12.02
Per Class C Share       $12.02               None                      $12.02

     (1) The shares are offered on a best efforts basis at a price equal to net asset value, or in the case of Class A shares, net asset value plus an initial sales load. The shares are offered continuously.
          The minimum initial purchase is $2,500. No arrangements have been made to place the funds in an escrow, trust, or similar arrangement. As of February 15, 2001, net asset value per share of the Fund was $12.04 for Class A shares and $12.02 for each of Class B and Class C shares.
     (2) The maximum initial sales load on Class A shares is 3.5% of the public offering price. Class B and Class C shares are not subject to an initial sales load but are subject to an early withdrawal charge. Class A, B and C shares are subject to a distribution fee and a service fee. Liberty Funds Distributor, Inc. (Distributor) will pay all sales commissions to authorized dealers from its own assets.
     (3)  Assumes the sale of all shares registered.



762-36/068F-0201                                               February 22, 2001

LIBERTY FLOATING RATE ADVANTAGE FUND                 PROSPECTUS, JANUARY 1, 2001


CLASS A, B AND C SHARES


Advised by Stein Roe & Farnham Incorporated







--------------------------------------------------------------------------------
TABLE OF CONTENTS


Prospectus Summary ........................................................    4

Fund Expenses .............................................................    8

Financial Highlights ......................................................   10

The Fund ..................................................................   11

Use of Proceeds ...........................................................   11

Investment Objective and Policies .........................................   11

How the Fund Invests ......................................................   12

Principal Risks ...........................................................   19

Other Investment Practices ................................................   23

Distributions and Income Taxes ............................................   27

Management of the Fund ....................................................   29

How to Buy Shares .........................................................   30

Multiple Share Classes ....................................................   31

Periodic Repurchase Offers ................................................   35

Net Asset Value ...........................................................   37

Performance Information ...................................................   38

Organization and Description of Shares ....................................   40

Shareholder Reports .......................................................   41

Financial Statements ......................................................   41

Statement of Additional Information Table of Contents .....................   42


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



----------------------------
Not FDIC   May Lose Value
           -----------------
Insured    No Bank Guarantee
----------------------------

Liberty Floating Rate Advantage Fund is a non-diversified, closed-end management investment company that is continuously offered.

Investment Objective. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily (at least 80% of its total assets) in adjustable rate senior loans (Senior Loans), the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates. Senior Loans are business loans that have a senior right to payment to most other debts of the borrower. Senior Loans are often secured by specific assets of the borrower, although the Fund may also invest in Senior Loans that are not secured by any collateral. All or substantially all of the Fund's Senior Loans may be rated below investment grade. The Fund may periodically borrow money for the purpose of financing long-term investments, obtaining short-term liquidity and for temporary, emergency or extraordinary purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds in Senior Loans, the Fund will create financial leverage.

                             Price to Public (1)  Maximum Sales Load(2)     Proceeds to Fund (3)
       -----------------------------------------------------------------------------------------
       Per Class A Share     $12.04               $0.42                        $11.62
       Per Class B Share     $12.02               None                         $12.02
       Per Class C Share     $12.02               None                         $12.02


     (1) The shares are offered on a best efforts basis at a price equal to net asset value. The shares are offered continuously. The minimum initial purchase is $2,500. No arrangements have been made to place the funds in an escrow, trust, or similar arrangement. As of November 30, 2000, net asset value per share of the Fund was $12.04 for Class A, $12.02 for each of Class B and Class C shares.

     (2) The maximum initial sales load on Class A shares is 3.5% of the public offering price. Class B and C shares are not subject to an initial sales load but are subject to an early withdrawal charge. Class A, B and C shares are subject to a distribution fee and a service fee.

     (3)  Assumes the sale of all shares registered.

Periodic Repurchase Offers. To provide liquidity to shareholders, the Fund will make quarterly repurchase offers for 5% to 25% of its outstanding shares. For each Repurchase Offer, it is anticipated that the Repurchase Request Deadline will be on the 15th day in each of the months of February, May, August and November, or if the 15th day is not a business day, the next business day. It is anticipated that normally the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline, and if so, the Repurchase Request Deadline will be set for a time no later than the close of the NYSE on such date. The Fund has determined that the Repurchase Pricing Date may occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day. The Fund will repay a Repurchase Offer no later than seven days after the Repurchase Pricing Date. (See "Periodic Repurchase Offers.")

Not Exchange Listed. The Fund does not intend to list the shares on any national securities exchange. SHARES OF THE FUND HAVE NO HISTORY OF PUBLIC TRADING AND THERE IS NOT EXPECTED TO BE ANY SECONDARY TRADING MARKET IN THE SHARES. An investment in the shares should be considered illiquid. (See "Principal Risks.")

INVESTMENT IN THE FUND INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF SOME OR ALL OF THE PRINCIPAL INVESTMENT, RISKS ASSOCIATED WITH LEVERAGE AND RISKS ASSOCIATED WITH SECURITIES RATED BELOW INVESTMENT GRADE (OFTEN REFERRED TO AS "JUNK BONDS"). (SEE "PRINCIPAL RISKS.")

The Prospectus sets forth concisely the information that a prospective investor should know before investing in Class A, B or C shares of the Fund. Please read and retain this Prospectus for future reference. A Statement of Additional Information regarding the Fund dated January 1, 2001, has been filed with the Securities and Exchange Commission ("SEC") and can be obtained without charge by calling 800-426-3750. A table of contents to the Statement of Additional Information is located on the last page of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information (together with any supplement to it). The Statement of Additional Information and other related materials are available at the SEC's internet web site (http://www.sec.gov).

The Fund's investment advisor is Stein Roe & Farnham Incorporated (Stein Roe). The address of the Fund is One Financial Center, Boston, Massachusetts 02111.

This prospectus applies to the offering of shares of beneficial interest of the Fund, which may be continuously issued and sold from time to time by the Fund through Liberty Funds Distributor, Inc., as distributor and principal underwriter, and through your financial advisor. (See "How to Buy Shares.") The Fund is authorized as a Massachusetts business trust to issue an unlimited number of common shares and has registered 20,625,000 Class A and 10,625,000 for each of Class B and C common shares.

The Fund's Class A shares are subject to a front-end sales charge and to a distribution fee and other expenses. The Fund's Class B shares will not be subject to a front-end sales charge, but will be subject to a declining early withdrawal charge (EWC) over a five-year period and a distribution fee, as well as other expenses. Class B shares will convert automatically to Class A shares eight years from the end of the month in which the shares were purchased. The Fund's Class C shares will not be subject to a front-end sales charge, but will be subject to an EWC of 1% during the first year a shareholder owns Class C shares and a distribution fee, as well as other expenses. The Fund may add additional classes of shares in the future.

THE FUND HAS RECEIVED EXEMPTIVE RELIEF FROM THE SEC WITH RESPECT TO THE FUND'S DISTRIBUTION FEE ARRANGEMENTS, EWCS AND MULTI-CLASS STRUCTURE. AS A CONDITION OF SUCH RELIEF, THE FUND WILL BE REQUIRED TO COMPLY WITH REGULATIONS THAT WOULD NOT OTHERWISE BE APPLICABLE TO THE FUND.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                               PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

THE FUND. The Fund is a continuously-offered non-diversified, closed-end management investment company, organized as a Massachusetts business trust. Prior to July 14, 2000, the Fund was known as Liberty-Stein Roe Advisor Floating Rate Advantage Fund.

     The Fund intends to offer its shares continuously through the Distributor, as principal underwriter, and through financial advisors at a price equal to the next determined net asset value per share. The minimum initial investment is $2,500 ($25 for individual retirement accounts) and the minimum subsequent investment is $50. The Fund reserves the right to change the investment minimums and to refuse a purchase order for any reason.

CLASSES OF SHARES. The Fund offers three classes of shares in this prospectus, with each class having its own sales charge and expense structure. Each class has distinct advantages and disadvantages for different investors. (See "Multiple Share Classes.")

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide a high level of current income, consistent with preservation of capital. There can be no assurance that the Fund will achieve its investment objective.

     The Fund seeks to achieve its objective by investing primarily (at least 80% of its total assets) in a portfolio of Senior Loans to corporations, partnerships and other entities (Borrowers) that operate in a variety of industries and geographic regions (including domestic and foreign entities).

INVESTMENT POLICIES. Under normal market conditions, at least 80% of the Fund's total assets will be invested in Senior Loans of domestic Borrowers or foreign Borrowers (so long as Senior Loans to such foreign Borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars). Although most Senior Loans are secured, the Fund may invest up to 20% of its total assets in interests in Senior Loans that are not secured by any collateral. During normal market conditions, the Fund may invest up to 20% of its total assets (including assets maintained by the Fund as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and, in limited circumstances, junior debt securities acquired in connection with the Fund's investments in Senior Loans.

     A maximum of 25% of the Fund's total assets (taken at current value) may be invested in Senior Loans to Borrowers and securities of other issuers in any one industry. However, the Fund may invest more than 25% of its total assets in securities the issuer of which is engaged in the financial services industry, which includes commercial banks, thrift institutions, insurance companies and finance companies. The Fund invests at these levels because it regards the issuers of Senior Loans in which the Fund may invest to include the Borrower as well as any Agent that administers the Senior Loans. Accordingly, the Fund may be more at risk to any single economic, political or regulatory occurrence affecting such industries.

     The Fund may borrow money in an amount up to 33 1/3% of the Fund's total assets (after giving effect to the amount borrowed). The Fund may borrow for the purpose of financing long-term investments, obtaining short-term liquidity and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds in Senior Loans, the Fund will create financial leverage. It will do so only when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing.

HOW THE FUND INVESTS. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions (Lenders) represented in each case by one or more such Lenders acting as agent (Agent) of the several Lenders. On behalf of the several Lenders, the Agent is primarily responsible for negotiating the loan agreement (Loan Agreement) that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the several Lenders. The Fund may invest all or substantially all of its assets in Senior Loans that are rated below investment grade, or in comparable unrated securities. Senior Loans in which the Fund will purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The Fund may invest in participations (Participations) in Senior Loans, may purchase assignments (Assignments) of portions of Senior Loans from third parties, and may act as one of the group of Lenders originating a Senior Loan (Primary Lender).

     Stein Roe expects the Fund's policy of acquiring interests in floating or variable rate Senior Loans to minimize the fluctuations in net asset value as a result of changes in interest rates. However, the Fund is not a money market fund and its net asset value will fluctuate.

PRINCIPAL RISKS. You should consider the following risk considerations before investing in the Fund. As described below, the risks could cause you to lose money as a result of investing in the Fund. See "Principal Risks" in the Prospectus for more detailed information.

     Non-Payment Risk. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment, and a potential decrease in the net asset value of the Fund.

     Below Investment Grade Securities. The Fund may invest all or substantially all of its assets in Senior Loans or other securities that are rated below investment grade, or in comparable unrated securities. These securities are commonly referred to as high-yield debt or "junk debt." The purchase of such Senior Loans exposes the Fund to financial, market, and interest-rate risks and greater credit risks than would the purchase of higher-rated Senior Loans. Such investments are also likely to result in increased fluctuation in the Fund's net asset value, particularly in response to economic downturns.

     Restrictions on Resale of Senior Loans. Senior Loans, at present, generally are not readily marketable and may be subject to restrictions on resale. As a result, the ability of the Fund to dispose of its investments in a timely fashion and at a fair price may be restricted.

     Borrowing. The Fund is authorized to borrow money in an amount up to 33 1/3% of the Fund's total assets (after giving effect to the amount borrowed). The use of leverage for investment purposes creates opportunities for greater total returns but at the same time involves risks. Any investment income or gains earned with respect to the amounts borrowed, which is in excess of the interest which is due on the borrowing, will augment the Fund's income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund's shares may decrease more quickly than would otherwise be the case and dividends on the shares would be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to the holders of Shares.

     Repurchase Offer Risks. The Fund, as a fundamental policy, will make quarterly repurchases for 5% to 25% of shares outstanding at net asset value. (See "Periodic Repurchase Offers" below for more information.) However, shares are less liquid than shares of funds that trade on a stock exchange, and Class B and Class C shareholders who offer for repurchase shares held for less than five years and one year, respectively, will pay an EWC. (See "How to Buy Shares.") Under limited circumstances, the Fund may suspend or postpone a quarterly repurchase offer -- the Fund must meet regulatory requirements to do so. There is no guarantee that shareholders will be able to sell all of their shares that they desire to sell in a quarterly repurchase offer.

     Closed-End Fund Risks. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list its shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the shares and the shares should be considered illiquid. The shares are, therefore, not readily marketable. The shares of closed-end investment companies often trade at a discount from their net asset values and, in the unlikely event that a secondary market for the shares were to develop, the shares likewise may trade at a discount from net asset value.

     Legislation; Restrictions. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected.

     Financial Services Industry Concentration. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear.

     Prepayment Risk. Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the Fund to replace a Senior

     Loan with a lower-yielding security. This may adversely affect the net asset value of the Fund's shares.

     Limited Information. The types of Senior Loans in which the Fund will invest historically have not been rated by a nationally recognized statistical rating organization, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the Fund is more dependent on the analytical ability of Stein Roe than other funds which may be able to rely on more publicly available information.

     Non-Diversification Risk. The Fund is not subject to the general limitations under the Investment Company Act of 1940 (1940 Act) that, for 75% of its total assets, it not invest more than 5% of its total assets in the securities of a single issuer. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of Borrowers, it will be more susceptible than a more widely diversified investment company to the consequences of any single corporate, economic, political or regulatory occurrence.

DISTRIBUTIONS. Income dividends are normally declared each business day, paid monthly, and confirmed at least quarterly. Capital gains, if any, are distributed at least annually, usually in December. Income dividends and capital gains distributions may be received in cash or reinvested in additional full and fractional shares of the Fund.

INVESTMENT ADVISOR.  Stein Roe & Farnham Incorporated.

DISTRIBUTOR.  Liberty Funds Distributor, Inc.

PERIODIC REPURCHASE OFFERS. The Fund has adopted a fundamental policy to offer each calendar quarter to repurchase a specified percentage (between 5% and 25%) of the shares then outstanding at its net asset value. Such repurchase offers are referred to as a Repurchase Offer. Repurchase Offers are scheduled to occur on the 15th day (or the next business day if the 15th is not a business day) in the months of February, May, August, and November. (See "Periodic Repurchase Offers.")

                                  FUND EXPENSES

The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in Class A, B and C shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (1)                             Class A     Class B (2)   Class C
                                                                 -------     -------       -------
Sales Load Imposed (as a percentage of offering price)             3.50%        None         None
Sales Load Imposed on Reinvested Dividends..................       None         None         None
Early Withdrawal Charge (3).................................      None(4)       3.25%        1.00%
Exchange Fee................................................       None         None         None

ANNUAL EXPENSES (as a percentage of average net assets
attributable to common shares) (5)
Management Fees(%) (6)......................................       0.97        0.97          0.97
Distribution and Service Fees(%) ...........................       0.35        0.70          0.85
Interest Payments on Borrowed Funds(%)......................       3.30        3.30          3.30
Other Expenses(%)(7)........................................       1.24        1.24          1.24
                                                                   ----        ----          ----
Total Annual Expenses(%)(7) ................................       5.86        6.21          6.36
                                                                   ====        ====          ====

(1) Financial advisors may independently charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2) Class B shares will automatically convert to Class A shares eight years after purchase.

(3) The maximum EWC on Class B shares applies for repurchases during the first year. The charge is 3.25% for shares submitted and accepted for repurchase during the first year after each purchase, 3.00% during the second year, 2.00% during the third year, 1.50% during the fourth year, and 1.00% during the fifth year. There is no EWC on Class B shares thereafter. The EWC on Class C shares is 1.00% within the first year from each purchase. There is no EWC on Class C shares thereafter.

(4) Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million are subject to a 1.00% EWC if the shares are sold within 18 months of the time of each purchase. The 18-month period begins on the first day of the month following each purchase.

(5) Figures assume the Fund borrows an amount representing 33 1/3% of the Fund's total assets (including the proceeds of such borrowing but not reflecting the amount of the liability of the borrowing). If the Fund does not utilize any leverage, the Fund estimates that annual operating expenses would be approximately as follows:

                                                      Class A    Class B    Class C
                                                      -------    -------    -------
     Management Fees(%)                               0.65       0.65       0.65
     Distribution and Service Fees(%)                 0.35       0.70       0.85
     Interest Payments on Borrowed Funds(%)           0.00       0.00       0.00
     Other Expenses(%)(7)                             1.24       1.24       1.24
                                                      ----       ----       ----
     Total Annual Expenses(%)(7)                      2.24       2.59       2.74
                                                      ====       ====       ====

(6) Management fees includes both the management fee and the administrative fee charged to the Fund. Without giving effect to the assumed level leverage, Stein Roe receives an annual management fee of 0.45% from the Fund and Colonial Management Associates, Inc. (Colonial) receives an administrative fee of 0.20% from the Fund. Giving effect to the assumed level leverage, Stein Roe receives a management fee of 0.68% and Colonial receives an administration fee of 0.29%.

(7) Stein Roe has voluntarily agreed to reimburse the Fund for its ordinary operating expenses to the extent that such expenses exceed 0.15% (exclusive of management fees, administrative fees, distribution and service fees and interest expenses). After such reimbursement, Other Expenses would be 0.15% for each class of shares and Total Annual Expenses, with and without leverage, would be 4.77% and 1.15% for Class A shares, 5.12% and 1.50% for Class B shares and 5.27% and 1.65% for Class C shares, respectively. This arrangement may be modified or terminated by the Advisor at any time. Any such reimbursement will lower the particular class's overall expense ratio and increase its overall return to investors.

Service and distribution fees include an asset-based sales charge -- as a result, if you hold your shares for a long period of time, then you may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. (See "Multiple Share Classes.")

EXAMPLE. This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $1,000 in the Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same, (iv) all income dividends and capital gains distributions are reinvested in additional shares, and (v) expense reductions are in effect for the first year in the periods below. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.

     Class*                                      1 year     3 years      5 years     10 years
     -----                                       ------     -------      -------     --------
     Class A                                       $913      $2,023       $3,115       $5,764
     Class B**
        sold all your shares at the end
        of the period                              $942      $2,028       $3,110       $5,785
        did not sell your shares                   $617      $1,828       $3,010       $5,785

     Class C

        sold all your shares at the end
        of the period                              $731      $1,868       $3,072       $5,941
        did not sell your shares                   $631      $1,868       $3,072       $5,941

     ---------
     *The table assumes leverage representing 33 1/3% of total assets. In the event that the Fund does not utilize any leverage an investor would pay the following expenses based on the assumptions in the example:

      Class                                                  1 year   3 years   5 years   10 years
      -----                                                  ------   -------   -------   --------
      Class A                                                  $569    $1,026    $1,508     $2,835
      Class B**
         sold all your shares at the end of the period         $587    $1,005    $1,475     $2,840
         did not sell your shares                              $262      $805    $1,375     $2,840
      Class C
         sold all your shares at the end of the period         $377      $850    $1,450     $3,070
         did not sell your shares                              $277      $850    $1,450     $3,070

     **Class B shares convert to Class A shares after eight years. The 10-year expense example for Class B shares reflects Class B share expenses for eight years and Class A expenses for two years.

                              FINANCIAL HIGHLIGHTS

The financial highlights table explains the Fund's financial performance for Class A, B, and C shares. The Fund's fiscal year runs from September 1 to August
31. The total returns in the table represent the return that investors earned assuming that they reinvested all dividends and distributions. Certain information in the table reflects the financial results for a single Fund share. This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with this information appears in the Fund's annual report. To request the Fund's annual report, please call 800-422-3737.

PER SHARE DATA


                                                                           PERIOD ENDED
                                                                        AUGUST 31, 2000(b)
                                                                 CLASS A      CLASS B       CLASS C
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                          12.000       12.000        12.000

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                          0.645        0.624         0.615
Net realized and unrealized  gain                                  0.066        0.046         0.046
Total from investment operations                                   0.711        0.670         0.661

DISTRIBUTIONS
Net investment income                                             (0.621)      (0.600)       (0.591)

-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                12.090       12.070        12.070
-----------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (c) (d) (e)                                        6.04         5.69          5.62

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period ($) (000's)                             54,402       19,964        13,013
Operating expenses(%)(f)(g)                                         1.01         1.36          1.51
Interest and commitment fees expenses(%)(g)                         1.91         1.91          1.91
Total expenses(%)(f)(g)                                             2.92         3.27          3.42
Net investment income(%)(f)(g)                                      9.49         9.14          8.99
Fees and expenses waived or borne by the Advisor(%)(f)(g)           1.41         1.41          1.41
Portfolio turnover(%)(e)                                               8            8             8

(a)  Net of fees and expenses waived or borne by the
     Advisor/Administrator which amounted to ($):                  0.046        0.046       0.046

(b)  The Fund commenced investment operations on January 13, 2000.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or early withdrawal sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f)  The  benefits   derived  from  custody   credits  and  directed   brokerage
     arrangements had no impact.
(g)  Annualized.

                                    THE FUND

The Fund is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on June 8, 1999. The Fund is engaged in a continuous public offering of shares at the next determined net asset value per share. The Fund's principal office is located at One Financial Center, Boston, Massachusetts 02111 and its telephone number is 1-800-345-6611.

                                 USE OF PROCEEDS

The net proceeds from the sale of the shares offered hereby will be invested typically within 30 days after receipt, in accordance with the Fund's investment objective and policies. The Fund's actual investment timetable will depend on the availability of Senior Loans and other market conditions. Pending investment by the Fund, the proceeds may be invested in high quality, short-term securities, and the Fund may not achieve its objective during this time.

                        INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund's investment objective is a non-fundamental policy, which means that the Board of Trustees can change it without shareholder approval.

The Fund seeks to achieve its objective through investment primarily (at least 80% of its total assets) in a professionally managed portfolio of interests in Senior Loans to Borrowers that operate in a variety of industries and geographic regions (including domestic and foreign entities). Although the Fund's net asset value per share will vary, the Fund's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize the fluctuations in the Fund's net asset value per share as a result of changes in interest rates. The Fund's net asset value may be affected by various factors, including changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Fund invests.

An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective. The Fund is appropriate for investors seeking a high level of current income consistent with capital preservation.

POLICIES. Under normal market conditions, the Fund will invest at least 80% of its total assets (either as a Primary Lender or as a purchaser of an Assignment or Participation) in Senior Loans of domestic Borrowers or foreign Borrowers (so long as Senior Loans to such foreign Borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars). Although most Senior Loans are collateralized, the Fund may invest up to 20% of its total assets (valued at time of investment) in Senior Loans that are not secured by any collateral.

During normal market conditions, the Fund may invest up to 20% of its total assets (including assets maintained by the Fund as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and junior debt securities acquired in connection with the Fund's investments in Senior Loans. Such high quality, short-term securities may include commercial paper rated at least Baa, P-3 or higher by Moody's Investors Service, Inc. (Moody's) or BBB, A-3 or higher by Standard & Poor's (S&P) (or if unrated, determined by Stein Roe to be of comparable quality), interests in short-term loans and short-term loan participations of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such rating categories (or having no such rating, determined by Stein Roe to be of comparable quality), certificates of deposit and bankers' acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such high quality, short-term securities may pay interest at rates that are periodically redetermined or may pay interest at fixed rates.

                              HOW THE FUND INVESTS

SENIOR LOANS. Senior Loans generally are arranged through private negotiations between a Borrower and Lenders represented in each case by one or more Agents of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently a commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the Loan Agreement that establishes the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of a Senior Loan.

In a typical Senior Loan, the Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of those payments to the credit of all Lenders that are parties to the Loan Agreement. The Fund generally will rely on the Agent to collect its portion of the payments on a Senior Loan. Furthermore, the Fund will rely on the Agent to use appropriate creditor remedies against the Borrower. Typically, under a Loan Agreement, the Agent is given broad discretion in monitoring the Borrower's performance under the Loan Agreement and is obligated to use only the same care it would use in the management of its own property. Upon an event of default, the Agent typically will act to enforce the Loan Agreement after instruction from Lenders holding a majority of the Senior
Loan. The Borrower compensates the Agent for the Agent's services. This compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis. The typical practice of an Agent in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower.

It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities and other obligations of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt (which may include "junk bonds"), preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets. Senior and junior subordinated debt is collectively referred to in this Prospectus as "junior debt securities." Senior Loans generally are secured by specific collateral, which may include guarantees from affiliates of the Borrower.

To the extent that the Fund invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Fund will not enjoy the benefits associated with collateralization with respect to such Senior Loans and such Senior Loans may pose a greater risk of nonpayment of interest or loss of principal than do collateralized Senior Loans. As discussed below, the Fund may also acquire warrants, equity securities and junior debt securities issued by the Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. Warrants, equity securities, and junior debt securities will not be treated as Senior Loans and thus assets invested in such securities will not count toward the 80% of the Fund's total assets that normally will be invested in Senior Loans. The Fund may acquire interests in warrants, other equity securities or junior debt securities through a negotiated restructuring of a Senior Loan or in a bankruptcy proceeding of the Borrower.

In order to borrow money pursuant to a collateralized Senior Loan, a Borrower will typically, for the term of the Senior Loan, pledge as collateral assets, including but not limited to, accounts receivable, inventory, buildings, other real estate, trademarks, franchises and common and preferred stock in its subsidiaries. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers. In instances, a collateralized Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that are not readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan. Similarly, in the event of bankruptcy proceedings involving the Borrower, the Lenders may be delayed or prevented from liquidating collateral or may choose not to do so as part of their participation in a plan of reorganization of the Borrower.

Loan Agreements may also include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Restrictive covenants may include mandatory prepayment provisions related to excess cash flows and typically include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Breach of such a covenant, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. Stein Roe will consider the terms of restrictive covenants in deciding whether to invest in Senior Loans for the Fund's investment portfolio. When the Fund holds a Participation in a Senior Loan, it may not have the right to vote to waive enforcement of a restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and such Lenders will not consider the interests of the Fund in connection with their votes.

Senior Loans in which the Fund will invest generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally are the prime or base lending (Prime
Rate) rate offered by one or more major United States banks or other standard lending rates used by commercial lenders, such as the London Inter-Bank Offered Rate (LIBOR) or the certificate of deposit (CD) rate. LIBOR, as provided for in Loan Agreements, is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institutional depositors in the London interbank market on U.S. dollar denominated deposits for a specified period of time. The CD rate, as generally provided for in Loan Agreements, is the average rate paid on large certificates of deposit traded in the secondary market. Senior Loans traditionally have been structured so that Borrowers pay higher premiums when they elect LIBOR, in order to permit Lenders to obtain generally consistent yields on Senior Loans, regardless of whether Borrowers select the LIBOR option, or the Prime Rate option. In recent years, however, the differential between the lower LIBOR base rates and the higher Prime Rate base rates prevailing in the commercial bank markets has widened to the point where the higher margins paid by Borrowers for LIBOR pricing options do not currently outweigh the differential between the

Prime Rate and the LIBOR rate. Consequently, Borrowers have increasingly selected the LIBOR-based pricing option, resulting in a yield on Senior Loans that is consistently lower than the yield available from the Prime Rate-based pricing option. This trend will significantly limit the ability of the Fund to achieve a net return to shareholders that consistently approximates the average published Prime Rate of leading U.S. banks.

PRIMARY LENDER TRANSACTIONS, ASSIGNMENTS, AND PARTICIPATIONS. The Fund may invest in Participations in Senior Loans, may purchase Assignments of portions of Senior Loans from third parties and may act as one of the group of Primary Lenders. The Fund may invest up to 100% of its assets in Participations. The selling Lenders and other persons interpositioned between such Lenders and the Fund with respect to Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Although, as discussed below, the Fund has taken measures that it believes significantly reduce its exposure to risks associated with Participations, the Fund may be more susceptible than an investment company that does not invest in Participations in Senior Loans to any single economic, political or regulatory occurrence affecting these industries. Persons engaged in these industries may be more susceptible than are persons engaged in some other industries to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Participation by the Fund in a Lender's portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other
Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender, and may not benefit from any set-off between the Lender and the Borrower. In an effort to minimize such risks, the Fund will only acquire Participations if the Lender selling the Participation, and any other institution interpositioned between the Fund and the Lender, (i) at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or, if unrated, determined by Stein Roe to be of comparable quality and (ii) has entered into an agreement that provides for the holding of payments on the Senior Loan for the benefit of, or the prompt disbursement of payments to, the Fund. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation; i.e., it is neither highly protected nor poorly secured. The Fund ordinarily will purchase a Participation only if, at the time of the purchase, the Fund believes that the party from whom it is purchasing the Participation is retaining an interest in the underlying Senior Loan. In the event that the Fund does not so believe, it will only purchase a Participation if, in addition to the requirements set forth above, the party from whom the Fund is purchasing such Participation (i) is a bank, a member of a national securities exchange or other entity designated in the 1940 Act as qualified to serve as a custodian for a registered investment company and (ii) has been approved as a custodian by the Board of the Fund.

The Fund may also purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender.

When the Fund is a Primary Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may under contractual arrangements among the Lenders have rights with respect to any funds acquired by other Lenders through set-off. A Lender also has full voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of a majority or some greater specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected. When the Fund is a Primary Lender originating a Senior Loan it may share in a fee paid by the Borrower to the Primary Lenders. The Fund will never act as the Agent, Originator, or principal negotiator or administrator of a Senior Loan.

The Fund will purchase an Assignment or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to the Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or determined by Stein Roe to be of comparable quality.

Loan Agreements typically provide for the termination of the Agent's agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy. Should an Agent, Lender or any other institution with respect to an Assignment interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of any such interpositioned institution and any loan payment held by any such interpositioned institution for the benefit of the Fund should not be included in the estate of such interpositioned institution. If, however, any such amount were included in such interpositioned institution's estate, the Fund would incur costs and delays in realizing payment or could suffer a loss of principal or interest. In such event, the Fund could experience a decrease in net asset value.

PORTFOLIO MATURITY. The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. It is currently anticipated that the Fund's assets invested in Senior Loans will consist of Senior Loans with stated maturities of between three and ten years, inclusive, and with rates of interest that are redetermined either daily, monthly, quarterly, semiannually or annually. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund's net asset value as a result of changes in interest rates. The Senior Loans in the Fund's investment portfolio will at all times have a dollar-weighted average days to reset until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. The amount of time required to pass before the Fund will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the investment portfolio. The Fund may utilize the investment practices described in this prospectus to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In such event, the Fund will consider such shortened period to be the interest rate redetermination period of the Senior Loan; provided, however, that the Fund will not invest in Senior Loans that permit the Borrower to select an interest rate redetermination period in excess of one year. Because most Senior Loans in the investment portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in the Fund's investment portfolio may occur. Accordingly, the economic maturity of the Fund's investment portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Fund's investment portfolio. As a result of anticipated prepayments from time to time of Senior Loans in the investment portfolio, based on historical experience, Stein Roe believes that the economic maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

NET ASSET VALUE FLUCTUATION. When prevailing interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when prevailing interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's net asset value will vary, Stein Roe expects the Fund's policy of acquiring interests in floating or variable rate Senior Loans to minimize fluctuations in net asset value as a result of changes in interest rates. Accordingly, Stein Roe expects the value of the investment portfolio to fluctuate significantly less than a portfolio of fixed-rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's net asset value. In addition to changes in interest rates, various factors, including defaults by or changes in the credit quality of Borrowers, will also affect the Fund's net asset value. A default or serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in the Fund's net asset value.

DEBT RESTRUCTURING. The Fund may purchase and retain in its portfolio an interest in a Senior Loan to a Borrower that has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. Stein Roe's decision to purchase or retain such an interest will depend on its assessment of the suitability of such investment for the Fund, the Borrower's ability to meet debt service on Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal, and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, Stein Roe's evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio. Any equity security or junior debt security held by the Fund will not be treated as a Senior Loan and thus will not count toward the 80% of assets that normally will be invested in Senior Loans.

BORROWER CREDIT RATINGS. Senior Loans historically have not been rated by nationally recognized statistical rating organizations, such as S&P or Moody's. Because of the senior capital structure position of Senior Loans and the collateralized or guaranteed nature of most Senior Loans, the Fund and Stein Roe believe that ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Senior Loans. Therefore, although Stein Roe may consider such ratings in determining whether to invest in a particular Senior Loan, Stein Roe is not required to consider ratings and ratings will not be the determinative factor in Stein Roe's analysis. To the extent that Senior Loans are rated, the Fund may invest in the lowest rated loans, but does not intend to invest more than 5% of its assets in

Senior Loans rated below B- or B3 by S&P or Moody's. The Fund may invest a substantial portion of its assets in Senior Loans to Borrowers having outstanding debt securities rated below investment grade by a nationally recognized statistical rating organization (or unrated but of comparable quality to such securities). Debt securities rated below investment grade (or unrated but of comparable quality) commonly are referred to as "junk bonds." The Fund will invest only in those Senior Loans with respect to which the Borrower, in the judgment of Stein Roe, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. In addition, Stein Roe will consider, and may rely in part, on the analyses performed by the Agent and other Lenders, including such persons' determinations with respect to collateral securing a Senior Loan.

FEES. The Fund may be required to pay or may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include three types: facility fees, commitment fees and prepayment penalties. Facility fees are paid to the Lenders upon origination of a Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. The Fund will receive these fees directly from the Borrower if the Fund is a Primary Lender, or, in the case of commitment fees and prepayment penalties, if the Fund acquires an interest in a Senior Loan by way of Assignment. Whether or not the Fund receives a facility fee from the Lender in the case of an Assignment, or any fees in the case of a Participation, depends upon negotiations between the Fund and the Lender selling such interests. When the Fund is an assignee, it may be required to pay a fee, or forgo a portion of interest and any fees payable to it, to the Lender selling the Assignment. Occasionally, the assignor will pay a fee to the Fund based on the portion of the principal amount of the Senior Loan that is being assigned. A Lender selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee prior to payment thereof to the Fund. The Fund may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from the Fund a portion of any fees that the Fund would otherwise be entitled to.

PREPAYMENTS. Pursuant to the relevant Loan Agreement, a Borrower may be required, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. In the event that like-yielding loans are not available in the marketplace, Stein Roe believes that the prepayment of and subsequent reinvestment by the Fund in Senior Loans could have a materially adverse impact on the yield on the Fund's investment portfolio. Prepayments may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

COMMITMENTS TO MAKE ADDITIONAL PAYMENTS. A Lender may have obligations pursuant to a Loan Agreement to make additional loans in certain circumstances. Such circumstances may include, without limitation, obligations under revolving credit facilities and facilities that provide for further loans to Borrowers based upon compliance with specified financial requirements. The Fund currently intends to reserve against any such contingent obligation by segregating a sufficient amount of cash, liquid securities and liquid Senior Loans. The Fund will not purchase interests in Senior Loans that would require the Fund to make any such additional loans if the aggregate of such additional loan commitments would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the diversification requirements set forth under the heading "Investment Restrictions" in the Statement of Additional Information.

BRIDGE FINANCING. The Fund may acquire interests in Senior Loans that are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Borrower's use of a bridge loan involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

BORROWING. The Fund may borrow money in an amount up to 33 1/3% of the Fund's total assets (after giving effect to the amount borrowed). The Fund may borrow for the purpose of financing long-term investments, obtaining short-term liquidity and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds in Senior Loans, the Fund will create financial leverage. It will do so only when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing.

OTHER SECURITIES. The Fund will acquire warrants, equity securities and junior debt securities only as are incident to the purchase or intended purchase of interests in collateralized Senior Loans. The Fund generally will acquire interests in warrants, equity securities and junior debt securities only when Stein Roe believes that the relative value being given by the Fund in exchange for such interests is substantially outweighed by the potential value of such instruments. Investment in warrants, equity securities and junior debt securities entail risks in addition to those associated with investments in Senior Loans. Warrants and equity securities have a subordinate claim on a Borrower's assets as compared with debt securities, and junior debt securities have a subordinate claim on such assets as compared with Senior Loans. As such, the values of warrants and equity securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may have an adverse impact on the ability of the Fund to minimize fluctuations in its net asset value. (See "Principal Risks.")

DEFENSIVE INVESTMENT POLICY. If Stein Roe determines that market conditions temporarily warrant a defensive investment policy, the Fund may (but is not required to) invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and high quality, short-term debt securities. The Fund may also lend its portfolio securities to other parties and may enter into repurchase and reverse repurchase agreements for securities. For further discussion of the Fund's investment objective and policies and its investment practices and the associated considerations, see "Other Investment Practices."

FUNDAMENTAL RESTRICTIONS AND POLICIES. The Fund has adopted a number of fundamental investment restrictions and policies which may not be changed unless authorized by a shareholder vote. These are set forth in the Statement of Additional Information. Among these fundamental restrictions, the Fund may not purchase any security if, as a result of the purchase, more than 25% of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries being treated as separate industries for the purpose of this restriction). However, the Fund may invest more than 25% of its total assets in securities the issuer of which is deemed to be in the financial institutions industry, which includes commercial banks, thrift institutions, insurance companies and finance companies. There is no limitation with respect to obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Except for the fundamental restrictions and policies set forth as such in the Statement of Additional Information, the Fund's investment objective and policies are not fundamental policies and accordingly may be changed by the Board without obtaining the approval of shareholders.

                                 PRINCIPAL RISKS

You should consider the following Principal Risks before investing in the Fund. As described below, these risks could cause you to lose money as a result of investing in the Fund. The Fund is a closed-end investment company. The Fund is designed primarily for long-term investors and not as a trading vehicle.

NON-PAYMENT. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund. The Fund generally will invest in collateralized Senior Loans only if Stein Roe believes the value of the collateral, which may include guarantees, exceeds the principal amount of the Senior Loan at the time of initial investment. However, there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Moreover, as a practical matter, most Borrowers cannot satisfy their debts by selling their assets. Borrowers pay their debts from the cash flow they generate. This is particularly the case for Borrowers that are highly leveraged. Many of the Senior Loans purchased by the Fund will be to highly leveraged Borrowers. If the Borrower's cash flow is insufficient to pay its debts as they come due, the Borrower is far more likely to seek to restructure its debts than it is to sell off assets to pay its Senior Loans. Borrowers may try to restructure their debts either by seeking protection from creditors under Chapter 11 of the federal Bankruptcy Code or negotiating a work out. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of the Borrower. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan. If a Borrower files for protection from creditors under Chapter 11 of the Bankruptcy Code, the Code will impose an automatic stay that prohibits the Agent from liquidating collateral. The Agent may ask the bankruptcy court to lift the stay. As a practical matter, the court is unlikely to lift the stay if it concludes that the Borrower has a chance to emerge from the reorganization proceedings and the collateral is likely to hold most of its value. If the Lenders have a good security interest, the Senior Loan will be treated as a separate class in the reorganization proceedings and will retain a priority interest in the collateral. Chapter 11 reorganization plans typically are the product of negotiation among the Borrower and the various creditor classes. Successful negotiations may require the Lenders to extend the time for repayment, change the interest rate or accept some consideration in the form of junior debt or equity securities. A work out outside of bankruptcy may produce similar concessions by senior lenders.

Some Senior Loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to current or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Fund, including, under certain circumstances, invalidating such Senior Loans. Lenders commonly have obligations pursuant to the Loan Agreement, which may include the obligation to make additional loans or release collateral.

BELOW INVESTMENT GRADE SECURITIES. Securities rated below investment grade are commonly referred to as high-yield debt or "junk debt." They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in the prices of high-yield securities.

The secondary market in which high-yield securities are traded is generally less liquid than the market for higher-grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high-yield Senior Loan, and could adversely affect the net asset value of the Fund's shares. At times of less liquidity, it may be more difficult to value high-yield Senior Loans because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

Investments in high-yield Senior Loans may result in greater net asset value fluctuation than if the Fund did not make such investments.

There is no limit on the percentage of assets that may be invested in Senior Loans and other securities that are rated below investment grade or that are unrated but of comparable quality.

RESTRICTIONS ON RESALE. Senior Loans, at present, generally are not readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which the Fund may invest. To the extent that a secondary market may exist for the Senior Loans in which the Fund invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in Senior Loans that are not readily marketable or are subject to restrictions on resale. Because a substantial portion of the Fund's assets may be invested in Senior Loan interests, the ability of the Fund to dispose of its investments in a timely fashion and at a fair price may be restricted, and the Fund and shareholders may suffer capital losses as a result. However, many of the Senior Loans in which the Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which should, in Stein Roe's opinion, enhance the relative liquidity of such interests. The risks associated with illiquidity are particularly acute in situations where the Fund's operations require cash, such as when the Fund makes a Repurchase Offer for its shares, and may result in borrowing to meet short-term cash requirements.

BORROWING. The Fund is authorized to borrow money in an amount up to 33 1/3% of the Fund's total assets (after giving effect to the amount borrowed). The Fund is authorized to borrow money for the purpose of financing long-term investments, obtaining short-term liquidity in connection with quarterly repurchase offers and for temporary, extraordinary or emergency purposes. The use of leverage for investment purposes creates opportunities for greater total returns but at the same time involves risks. Any investment income or gains earned with respect to the amounts borrowed, which is in excess of the interest which is due on the borrowing, will augment the Fund's income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund's shares may decrease more quickly than would otherwise be the case and dividends on the shares would be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to the holders of Shares.

REPURCHASE OFFER RISKS. The Fund, as a fundamental policy, will make quarterly repurchases for 5% to 25% of shares outstanding at net asset value. (See "Periodic Repurchase Offers" below for more information.) However, shares are less liquid than shares of funds that trade on a stock exchange, and Class B and Class C shareholders who offer for repurchase shares held for less than five years and one year, respectively, will pay an EWC. (See "How to Buy Shares.") Under limited circumstances, the Fund may suspend or postpone a quarterly repurchase offer -- the Fund must meet regulatory requirements to do so. There is no guarantee that shareholders will be able to sell all of their shares that they desire to sell in a quarterly repurchase offer.

CLOSED-END FUND RISKS. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list its shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the shares and the shares should be considered illiquid. The shares are, therefore, not readily marketable. The shares of closed-end investment companies often trade at a discount from their net asset values and, in the unlikely event that a secondary market for the shares were to develop, the shares likewise may trade at a discount from net asset value.

LEGISLATION; RESTRICTIONS. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for affected Borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell Senior Loan interests in a manner that results in a price that, in the opinion of Stein Roe, is not indicative of fair value. Were the Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to the Senior Loan interest, the price at which the Fund could consummate such a sale might be adversely affected.

FINANCIAL SERVICES INDUSTRY CONCENTRATION. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.

PREPAYMENT RISK. Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the Fund to replace a Senior Loan with a lower-yielding security. This may adversely affect the net asset value of the Fund's shares.

LIMITED INFORMATION. The types of Senior Loans in which the Fund will invest historically have not been rated by a nationally recognized statistical rating organization, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of Stein Roe than would be the case for an investment company that invests primarily in rated, registered or exchange listed securities.

To the extent that Senior Loans are rated, the Fund may invest in the lowest rated loans, but does not intend to invest more than 5% of its assets in Senior Loans rated below B- or B3 by S&P or Moody's.

NON-DIVERSIFICATION. The Fund has registered as a "non-diversified" investment company so that, subject to its investment restrictions, it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or Participations purchased from a single Lender. (See "Investment Restrictions" in the Statement of Additional Information.) The Fund does not intend, however, to invest more than 5% of the value of its assets in interests in Senior Loans of a single Borrower, and the Fund intends to limit its investments so as to comply with the diversification requirements imposed by the Internal Revenue Code for qualification as a "regulated investment company." To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified investment company to the consequences of any single corporate, economic, political or regulatory occurrence.

ONGOING MONITORING. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. The Fund normally will rely primarily on the Agent (where the Fund is a Primary Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Fund usually will rely on the Agent (where the Fund is a Primary Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Fund of any adverse change in the Borrower's financial condition or any declaration of insolvency. Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loan. Lenders that have sold Participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. Stein Roe will also monitor these aspects of the Fund's investments and, where the Fund is a Primary Lender or owns an Assignment, will be directly involved with the Agent and the other Lenders regarding the exercise of credit remedies.

INVESTMENTS IN EQUITY SECURITIES. To the extent the Fund invests in equity securities, the value of its portfolio will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates, or changing investor sentiment. The stock market can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund's net asset value, which will fluctuate as the value of the securities held by the Fund changes. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

INVESTMENTS IN NON-U.S. ISSUERS. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than are U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, and the potential for political, social and economic adversities.

OTHER PRACTICES. The Fund may use various investment practices that involve special considerations, including engaging in interest rate and other hedging transactions, lending its portfolio securities, entering into when-issued and delayed-delivery transactions and entering into repurchase and reverse repurchase agreements. For further discussion of these practices and associated special considerations, see "Other Investment Practices."

                           OTHER INVESTMENT PRACTICES

Stein Roe may use some or all of the following investment practices when, in its opinion, their use is appropriate. These investment practices involve special risk considerations that are discussed below. Although Stein Roe believes that these investment practices may further the investment objective, no assurance can be given that the utilization of these investment practices will achieve that result.

STRUCTURED NOTES. The Fund may invest up to 10% of its total assets in structured notes, including "total rate of return swaps" with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss, because a relatively small decline in the value of a referenced loan could result in a relatively large loss in the value of a structured note. Structured notes are treated as Senior Loans for purposes of the Fund's policy of normally investing at least 80% of its total assets in Senior Loans.

INTEREST RATE SWAPS AND OTHER HEDGING TRANSACTIONS. The Fund may enter into various interest rate hedging and risk management transactions. These interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate Senior Loans the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the investment portfolio. In addition, the Fund may also engage in hedging transactions, including entering into put and call options, to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. Market conditions will determine whether and in what circumstances the Fund would employ any hedging and risk management techniques. The Fund will not engage in any of these transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the investment portfolio or obligations incurred by the Fund. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of Senior Loans. The Fund will incur brokerage and other costs in connection with its hedging transactions.

The Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest; e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan to a Borrower that has selected an interest rate redetermination period of one year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Fund would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

In circumstances in which Stein Roe anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive with respect to the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive with respect to floating rate portfolio assets being hedged.

The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of Senior Loans depends on Stein Roe's ability to predict correctly the direction and extent of movements in interest rates. Although Stein Roe believes that use of the hedging and risk management techniques described above will benefit the Fund, if Stein Roe's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transaction. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, Stein Roe and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis; i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained. If the Fund enters into a swap on other than a net basis, the Fund will maintain the full amount of its obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange
(NYSE) or other entities determined to be creditworthy by Stein Roe, pursuant to procedures adopted and reviewed on an ongoing basis by the Board. If a default occurs by the other party to such transactions, the Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms Stein Roe believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

New financial products continue to be developed and the Fund may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

"WHEN-ISSUED" AND "DELAYED-DELIVERY" TRANSACTIONS. The Fund may also purchase and sell interests in Senior Loans and other portfolio securities on a "when-issued" and "delayed-delivery" basis. No income accrues to the Fund on such Senior Loans in connection with such purchase transactions prior to the date the Fund actually takes delivery of such Senior Loans. These transactions are subject to market fluctuation; the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such Senior Loans when delivery occurs may be higher or lower than yields on the Senior Loans obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such Senior Loans on such basis only with the intention of actually acquiring these Senior Loans, but the Fund may sell such Senior Loans prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed-delivery" transactions, it will do so for the purpose of acquiring Senior Loans for its investment portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets that may be used to acquire securities on a "when-issued" or "delayed-delivery" basis.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed-upon price on an agreed-upon date) only with member banks of the Federal Reserve System and member firms of the NYSE. When participating in repurchase agreements, the Fund buys securities from a seller (e.g., a bank or brokerage firm) with the agreement that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available liquid assets at minimal market risk, although the Fund may be subject to various delays and risks of loss if the counterparty is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Fund to the counterparty. In evaluating whether to enter into a repurchase agreement, Stein Roe will consider carefully the creditworthiness of the counterparty. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the Bankruptcy Code, the law regarding the rights of the Fund is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and Stein Roe will monitor the value of the collateral. No specific limitation exists as to the percentage of the Fund's assets that may be used to participate in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with respect to debt obligations that could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt security and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed-upon price on an agreed-upon date. The Fund will maintain cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. SEC regulations require either that securities sold by the Fund under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements could involve risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described in the Statement of Additional Information under "Investment Restrictions." The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements as of the time the agreement is entered into.

                         DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS. Income dividends are declared each business day, paid monthly, and confirmed at least quarterly. Capital gains, if any, are distributed at least annually, usually in December. Shares accrue dividends as long as they are issued and outstanding (i.e., from the date the payment for the purchase order is received to the day before the repurchase settles).

Dividend payments are not guaranteed and may vary with each payment. The Fund does not pay "interest" or guarantee any fixed rate of return.

If you do not indicate on your application your preferences for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund. You can choose one of the following options for distributions when you open your account: (1) reinvest all distributions in additional shares of the Fund; (2) reinvest all distributions in shares of another fund; (3) receive dividends in cash and reinvest capital gains; or (4) receive all distributions in cash. Distributions of $10 or less will automatically be reinvested in additional shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares.

The Fund is authorized to borrow money subject to restrictions. (See "How the Fund Invests.") Under the 1940 Act, the Fund may not declare any dividend or other distribution on its shares unless the Fund has, at the time of declaration, asset coverage of at least 300% of its aggregate indebtedness, after deducting the amount of the distribution. This limitation may impair the Fund's ability to maintain its qualification for taxation as a regulated investment company.

INCOME TAXES. The Fund intends to satisfy those requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets necessary to qualify for the special tax treatment afforded to regulated investment companies under the Internal Revenue Code (the "Code") and thereby be relieved of federal income or excise taxes to the extent that it distributes its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. For a detailed discussion of tax issues pertaining to the Fund, see "Additional Income Tax Considerations" in the Statement of Additional Information.

Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in the prior calendar year is deemed paid in the prior calendar year.

You will be subject to federal income tax at ordinary rates on income dividends and distributions of net short-term capital gains. Distributions of net long-term capital gains will be taxable to you as long-term capital gains regardless of the length of time you have held your shares.

You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

A shareholder who, pursuant to a Repurchase Offer, offers all of his or her shares for repurchase (and is not considered to own any other shares pursuant to attribution rules contained in the Code) may realize a taxable gain or loss depending upon the shareholder's basis in the shares. Such gain or loss realized on the disposition of shares (whether pursuant to a Repurchase Offer or in connection with a sale or other taxable disposition of shares in a secondary market) generally will be treated as long-term capital gain or loss if the shares have been held as a capital asset for more than one year and as short-term capital gain or loss if held as a capital asset for one year or less. Starting in 2001, net long-term capital gains realized upon the disposition of shares held longer than five years will be subject to a lower maximum capital gains tax rate than is currently available. If shares are sold at a loss after being held for six months or less, the loss will be treated as long-term instead of short-term capital loss to the extent of any capital gain distributions received on those shares. All or a portion of any loss realized on a sale or exchange of shares of the Fund will be disallowed if the shareholder acquires other shares within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Different tax consequences may apply to shareholders whose shares are repurchased (other than shareholders who do not offer all of their shares for repurchase described in the previous paragraph) and to shareholders who do not offer their shares for repurchase in connection with the Repurchase Offer. For example, if a shareholder offers for repurchase fewer than all his shares, the proceeds received could be treated as a taxable dividend, a return of capital, or capital gain depending on the portion of shares repurchased, the Fund's earnings and profits, and the shareholder's basis in the repurchased shares. Moreover, when fewer than all shares owned by a shareholder are repurchased pursuant to a Repurchase Offer, there is a remote possibility that shareholders whose shares are not repurchased may be considered to have received a deemed distribution that is taxable to them in whole or in part. You may wish to consult your tax advisor prior to offering your shares for repurchase.

BACKUP WITHHOLDING. The Fund may be required to withhold federal income tax ("backup withholding") from certain payments to a shareholder generally distribution payments and redemption proceeds. Backup withholding may be required if:

- the shareholder fails to furnish its properly certified Social Security or other tax identification number;
- the shareholder fails to certify that its tax identification number is correct or that it is not subject to backup withholding due to the underreporting of certain income;
- the Internal Revenue Service (IRS) informs the Fund that the shareholder's tax identification number is incorrect.

These certifications are contained in the application that you should complete and return when you open an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal and state tax consequences of purchasing, holding and disposing of shares, as well as the effects of other state, local and foreign tax laws and any proposed tax law changes.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND INVESTMENT ADVISOR. The Board of Trustees of the Fund has overall management responsibility for the Fund. See "Management" in the Statement of Additional Information for the names of and other information about the trustees, and officers.

The investment advisor, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, IL 60606, is responsible for managing the investment portfolio and the business affairs of the Fund, subject to the direction of the Board. Stein Roe is registered as an investment advisor under the Investment Advisers Act of 1940. Stein Roe is a wholly owned subsidiary of Liberty Funds Group, which is a wholly owned subsidiary of Liberty Financial Services, Inc., which is a wholly owned subsidiary of Liberty Financial Companies, Inc.(Liberty Financial), which is a majority owned subsidiary of Liberty Corporate Holdings, Inc., which is a wholly owned subsidiary of LFC Holdings, Inc., which is a wholly owned subsidiary of Liberty Mutual Insurance Company. Stein Roe and its predecessor have advised and managed mutual funds since 1949 and have been providing investment advisory services since 1932.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit known as Liberty Funds Group (LFG) that includes several separate legal entities. LFG includes affiliates of Stein Roe, including Colonial Management Associates, Inc. (Colonial). The LFG business unit is managed by a single management team. Colonial and other LFG entities also share personnel, facilities, and systems with Stein Roe that may be used in providing administrative or operational services to the Funds. Colonial is a registered investment advisor. Stein Roe also has a wealth management business that is not part of LFG and is managed by a different team. Stein Roe and the other entities that make up LFG are subsidiaries of Liberty Financial.

FEES AND EXPENSES. Stein Roe provides portfolio management services to the Fund for a monthly management fee, computed and accrued daily, based on an annual rate of 0.45% of Average Daily Managed Assets of the Fund. Colonial Management Associates, Inc. provides administrative services to the Fund for a monthly fee, computed and accrued daily, based on an annual rate of 0.20% of Average Daily Managed Assets of the Fund. "Average Daily Managed Assets" of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

Because the fee paid to the Advisor and the Administrator will be calculated on the basis of the Fund's managed assets, which include the proceeds of leverage, the dollar amount of the fees paid by the Fund to the Advisor and Administrator will be higher (and the Advisor and Administrator will be benefited to that extent) when leverage is utilized. The Advisor will utilize leverage only if it would result in a net benefit to the Fund shareholders after taking into account the higher fees and expenses associated with leverage (including higher management and administration fees).

Stein Roe provides office space and executive and other personnel to the Fund and bears any sales or promotional expenses. The Fund pays all expenses other than those paid by Stein Roe, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization.

PORTFOLIO MANAGERS. Brian W. Good and James R. Fellows, vice presidents of Stein Roe, are primarily responsible for the day-to-day management of the Fund since the Fund commenced operations. Mr. Fellows and Mr. Good have been employed by Stein Roe since April 1998. Prior thereto, Mr. Good was vice president and portfolio manager at Van Kampen American Capital since 1989 and Mr. Fellows was vice president and senior credit analyst at Van Kampen American Capital since 1988.

TRANSFER AGENT. Liberty Funds Services, Inc. (Transfer Agent), P.O. Box 1722, Boston, MA 02105-1722, a wholly owned subsidiary of Liberty Financial, is the agent of the Fund for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR. Fund shares are offered for sale through Liberty Funds Distributor, Inc. (Distributor). The Distributor is a wholly owned indirect subsidiary of Liberty Financial. The business address of the Distributor is One Financial Center, Boston, MA 02111.

CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02101, is the custodian of the Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold.

                                HOW TO BUY SHARES

Your financial advisor can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated net asset value. In "good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

Outlined below are various ways you can purchase shares:

METHOD                    INSTRUCTIONS

Through your financial Your financial advisor can help you establish your advisor account and buy Fund shares on your behalf.
--------------------------------------------------------------------------------
By check                  For new accounts, send a completed application and
(new account)             check made payable to the Fund to the transfer agent,
                          Liberty Funds Services, Inc., P.O. Box 1722, Boston,
                          MA 02105-1722.
--------------------------------------------------------------------------------
By check                  For existing accounts, fill out and return the
(existing account)        additional investment stub included in your quarterly
                          statement, or send a letter of instruction, including
                          your Fund name and account number with a check made
                          payable to the Fund to Liberty Funds Services, Inc.,
                          P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------
By exchange               You or your financial advisor may acquire shares by
                          exchanging shares you own in one Fund for shares of
                          the same class of the Fund at no additional cost. To
                          exchange by telephone, call 1-800-422-3737. There may
                          be an additional charge when exchanging from a money
                          market fund.
--------------------------------------------------------------------------------
By                        wire You may purchase shares by wiring money from your
                          bank  account to your Fund  account.  To wire funds to
                          your Fund  account,  call  1-800-422-3737  to obtain a
                          control number and the wiring instructions.
--------------------------------------------------------------------------------
By electronic funds       You may purchase shares by electronically transferring
transfer                  money from your bank account to your Fund account by
                          calling 1-800-422-3737.  Your money may take up to two
                          business  days to be  invested.  You  must set up this
                          feature prior to your  telephone  request.  Be sure to
                          complete the appropriate section of the application.
--------------------------------------------------------------------------------
Automatic                 You can make monthly or quarterly investments
investment plan           automatically from your bank account to your Fund
                          account. You can select a pre-authorized amount to be
                          sent via electronic funds transfer. Be sure to
                          complete the appropriate section of the application
                          for this feature.
--------------------------------------------------------------------------------
By dividend               You may automatically invest dividends distributed by
diversification           the Fund into the same class of shares of another fund
                          at no additional sales charge. To invest your dividends in another fund, call 1-800-422-3737.


INVESTMENT MINIMUMS

Initial Investment.............           $2,500
Subsequent Investments.........              $50
Automatic Investment Plan......              $50
Retirement Plans...............              $25

The Fund reserves the right to change the investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

                             MULTIPLE SHARE CLASSES

CHOOSING A SHARE CLASS. The Fund offers three classes of shares in this prospectus -- Class A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of $1 million or more are automatically invested in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. The Fund also offers Class Z shares, which are available only to institutional and other investors through a separate prospectus.

SALES CHARGES. You may be subject to an initial sales charge when you purchase or an early withdrawal charge (EWC) when you offer your shares for repurchase. These sales charges are described below. In certain circumstances, these sales charges are waived, as described below and in the Statement of Additional Information.

CLASS A SHARES. Your purchases of Class A shares generally are at the public offering price. This price includes a sales charge that is based on the amount of your investment. The sales charge you pay on additional investments is based on the amount of your additional purchase, plus the current value of your account. The amount of the sales charge differs depending on the amount you invest as shown in the table below. The table below also shows the commission paid to the financial advisor firm on sales of Class A shares.


                                                                                  % OF OFFERING
                                              AS A % OF THE                       PRICE PAID TO
              AMOUNT OF PURCHASE             PUBLIC OFFERING    AS A % OF YOUR      FINANCIAL
                                                  PRICE         NET INVESTMENT    ADVISOR FIRM
     Less than $100,000                           3.50              3.63              3.25
     ------------------------------------------------------------------------------------------
     $100,000 to less than $500,000               2.25              2.30              2.00
     ------------------------------------------------------------------------------------------
     $500,000 to less than $1,000,000             1.25              1.27              1.00
     ------------------------------------------------------------------------------------------
     $1,000,000 or more*                          0.00              0.00              1.00

     *Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase may be subject to a 1.00% EWC if the shares are sold within 18 months of the time of each purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a 1.00% EWC if redeemed within 18 months of each purchase date. The 18-month period begins on the first day of the month following each purchase. The EWC does not apply to retirement plans purchased through a fee-based program.

CLASS A SHARES. For Class A share purchases of $1 million or more, financial advisors receive a commission from the Distributor as follows:


                        AMOUNT PURCHASED                  COMMISSION %
              --------------------------------------------------------
              First $3 million                                1.00
              --------------------------------------------------------
              $3 million to less than $5 million              0.80
              --------------------------------------------------------
              $5 million to less than $25 million             0.50
              --------------------------------------------------------
              $25 million or more                             0.25*


   *Paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants  in certain group  retirement  plans offered through a fee-based program, financial advisors receive a 1.00% commission from the Distributor on all purchases of less than $3 million.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS. There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts maintained by you, your spouse or your minor children reaches a discount level (according to the above chart), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $100,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge. In addition, certain investors may purchase Class A shares at a reduced sales charge or net asset value, which is the value of a Fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS B SHARES. Your purchases of Class B shares are at the Fund's net asset value. Class B shares have no front-end sales charge, but carry an EWC that is imposed only on shares sold prior to the completion of the periods shown in the chart below. The EWC generally declines each year and eventually disappears over time. Class B shares automatically convert to Class A shares after eight years. The Distributor pays, from its own assets, the financial advisor firm an up-front commission of 3.25% on sales of Class B shares.


         HOLDING PERIOD AFTER                % DEDUCTED WHEN SHARES ARE
         PURCHASE                                      SOLD
         ---------------------------------------------------------------
         Through first year                            3.25
         ---------------------------------------------------------------
         Through second year                           3.00
         ---------------------------------------------------------------
         Through third year                            2.00
         ---------------------------------------------------------------
         Through fourth year                           1.50
         ---------------------------------------------------------------
         Through fifth year                            1.00
         ---------------------------------------------------------------
         Longer than five years                        0.00

CLASS C SHARES. Like Class B shares, your purchases of Class C shares are at the Fund's net asset value. Although Class C shares have no front-end sales charge, they carry an EWC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying an EWC. Class C shares do not convert into Class A shares. The Distributor pays, from its own assets, the financial advisor firm an up-front commission of 1.00% on sales of Class C shares.

DISTRIBUTION AND SERVICE FEES. In addition to an EWC, each class of shares is authorized under a distribution plan (Plan) to use the assets attributable to a class to finance activities relating to the distribution of shares to investors. These include marketing and other activities to support the distribution of the Class A, B, and C shares and the services provided to you by your financial advisor. The Plan was approved and reviewed in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act to permit it to have a multi-class structure, EWCs and distribution fees.

Under the Plan, distribution and service fees paid by the Fund to the Distributor may equal up to an annual rate of 0.35% of average daily net assets attributable to Class A shares, 0.70% of average daily net assets attributable to Class B shares, and 0.85% of average daily net assets attributable to Class C shares, respectively. Since the distribution and service fees are payable regardless of the Distributor's expenses, the Distributor may realize a profit from the fees. The Plan authorizes any other payments by the Fund to the Distributor and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

The trustees believe that the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the trustees, including the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Independent Trustees is effected by such Independent Trustees.

EARLY WITHDRAWAL CHARGES (EWCS). As described above, certain investments in Class A, B and C shares are subject to an EWC. You will pay the EWC only on shares you offer for repurchase within the prescribed amount of time after purchase. The EWC generally declines each year until there is no charge for shares repurchased. The EWC is applied to the net asset value at the time of purchase or repurchase, whichever is lower. For purposes of calculating the EWC, the start of the holding period is the first day of the month following each purchase. Shares you purchase with reinvested dividends or capital gains are not subject to an EWC. When shares are repurchased, the Fund will automatically repurchase those shares not subject to an EWC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the EWC. In certain circumstances, EWCs may be waived, as described in the Statement of Additional Information.

CONVERSION FEATURE. Class B shares will automatically convert to Class A shares after eight years and after that date, converted shares will no longer be subject to the distribution fees applicable to Class B shares. Conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B shares from asset-based distribution expenses applicable to such shares at such time as the Class B shares have been outstanding for a duration sufficient for the Distributor to have been substantially compensated for distribution-related expenses incurred in connection with those shares. Class C shares do not convert to Class A shares. Therefore, holders of Class C shares will continue to bear the asset-based distribution fees on the Class C shares for as long as they hold such shares.

HOW TO EXCHANGE SHARES. Shareholders of the Fund whose shares are repurchased during a Repurchase Offer may exchange those shares for shares of the same class of a fund distributed by Liberty Funds Distributor, Inc. at net asset value. Fund shareholders will not be able to participate in this exchange privilege at any time other than in connection with a Repurchase Offer. If your shares are subject to an EWC, you will not be charged an EWC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC (a CDSC is the deferred sales charge applicable to the open-end Liberty Funds) or EWC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC or EWC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC or EWC will be the EWC of the original Fund.

Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if Stein Roe determines that your exchange activity is likely to adversely impact its ability to manage the Fund.

                           PERIODIC REPURCHASE OFFERS

The Board has adopted share repurchase policies as fundamental policies. Those policies, which may not be changed without the vote of the holders of a majority of the Fund's outstanding voting securities, provide that each calendar quarter, the Fund intends to make a Repurchase Offer to repurchase a portion of the outstanding shares from shareholders who request repurchases. The price of the repurchases of shares normally will be the net asset value per share determined as of the close of business (4 p.m., Eastern time) on the date the Repurchase Offer ends or within a maximum of 14 days after the Repurchase Offer ends as described below.

REPURCHASE PROCEDURE. At the beginning of each Repurchase Offer, shareholders will be notified in writing about the Repurchase Offer, how they may request that the Fund repurchase their shares and the deadline for shareholders to provide their repurchase requests to the Distributor (the "Repurchase Request Deadline"), which is the date the Repurchase Offer ends. The time between the notification of the shareholders and the Repurchase Request Deadline may vary from no more than six weeks to no less than three weeks. For each Repurchase Offer, it is anticipated that each Repurchase Request Deadline will be on the 15th day in each of the months of February, May, August and November, or, if the 15th day is not a business day, the next business day. The repurchase price of the shares will be the net asset value as of the close of the NYSE on the date on which the repurchase price of shares will be determined (the "Repurchase Pricing Date"). It is anticipated that normally the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline, and if so, the Repurchase Request Deadline will be set for a time no later than the close of the NYSE on such date. The Fund has determined that the Repurchase Pricing Date may occur no later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day.

The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act and other pertinent laws. Shares offered for repurchase by shareholders by any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders in cash within seven days after each Repurchase Pricing Date. The end of the seven days is referred to as the "Repurchase Payment Deadline."

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested, which may reduce returns. Moreover, diminution in the size of the Fund through repurchases without offsetting new sales may result in untimely sales of Senior Loans and a higher expense ratio and may limit the ability of the Fund to participate in new investment opportunities. The Fund may borrow to meet repurchase obligations, which entails risks and costs (see "Borrowing"). The Fund may also sell Senior Loans to meet repurchase obligations which may adversely affect the market for Senior Loans and reduce the Fund's value.

REPURCHASE AMOUNTS. The Board, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the "Repurchase Offer Amount") for a given Repurchase Request Deadline. However, the Repurchase Offer Amount will be at least 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders offer for repurchase more than the Repurchase Offer Amount for a given Repurchase Offer, the Fund may repurchase an additional amount of shares of up to 2% of the shares outstanding on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if the Fund determines to repurchase the additional 2% of the shares outstanding, but Fund shareholders offer shares for repurchase in excess of that amount, the Fund will repurchase the shares on a pro rata basis. The Fund may, however, accept all shares offered for repurchase by shareholders who own less than 100 shares and who offer all their shares, before accepting on a pro rata basis shares offered by other shareholders. In the event there is an oversubscription of a Repurchase Offer, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund at net asset value during the Repurchase Offer.

NOTICES TO SHAREHOLDERS. Notice of each quarterly Repurchase Offer (and any additional discretionary repurchase offers) will be given to each beneficial owner of shares between 21 and 42 days before each Repurchase Request Deadline. The notice will contain information shareholders should consider in deciding whether or not to offer their shares for repurchase. The notice will also include detailed instructions on how to offer shares for repurchase. The notice will state the Repurchase Offer Amount. The notice will also identify the dates of the Repurchase Request Deadline, scheduled Repurchase Pricing Date, and scheduled Repurchase Payment Deadline. The notice will describe the risk of fluctuation in the net asset value between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the scheduled Repurchase Pricing Date (if the scheduled Repurchase Pricing Date is not the Repurchase Request Deadline). The notice will describe (i) the procedures for shareholders to offer their shares for repurchase, (ii) the procedures for the Fund to repurchase shares on a pro rata basis, (iii) the circumstances in which the Fund may suspend or postpone a Repurchase Offer, and (iv) the procedures that will enable shareholders to withdraw or modify their offers of shares for repurchase until the Repurchase Request Deadline. The notice will set forth the net asset value of the shares to be repurchased no more than seven days before the date of notification, and how shareholders may as certain the net asset value after the notification date.

REPURCHASE PRICE. The current net asset value of the shares is computed daily. The Board has determined that the time at which the net asset value will be computed will be as of the close of regular session trading on the NYSE. You may call 1-800-345-6611 to learn the net asset value per share. The notice of the Repurchase Offer will also provide information concerning the net asset value per share, such as the net asset value as of a recent date or a sampling of recent net asset values, and a toll-free number for information regarding the Repurchase Offer.

SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER. The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

LIQUIDITY REQUIREMENTS. The Fund must maintain liquid assets equal to their Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of their respective net assets equal to at least 100% of the Repurchase Offer Amount consists of assets (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (b) that mature by the Repurchase Payment Deadline.

The Board of the Fund has adopted procedures that are reasonably designed to ensure that the assets are sufficiently liquid so that the Fund can comply with the Repurchase Offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, their respective Boards will take whatever action they deem appropriate to ensure compliance.

                                 NET ASSET VALUE

The purchase or redemption price of shares is generally the net asset value per share except for Class A share purchases at the public offering price. The Fund determines the net asset value of its shares as of the close of regular session trading on the NYSE (currently 4 p.m., Eastern time) by dividing the difference between the values of its assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value should be determined on any such day, in which case the determination will be made at 4 p.m., Eastern time.

The Senior Loans in which the Fund will invest generally are not listed on any securities exchange. Certain Senior Loans are traded by institutional investors in an over-the-counter secondary market for Senior Loan obligations that has developed over the past several years. This secondary market for those Senior Loans generally is comparatively illiquid relative to markets for other income securities and no active trading market exists for many Senior Loans. In determining net asset value, the Fund will utilize the valuations of Senior Loans furnished to Stein Roe by an independent third-party pricing service. The pricing service provider has no obligation to provide a valuation for a Senior Loan if it believes that it cannot determine such a valuation. There can be no assurance that the pricing service provider will continue to provide these services or will provide a value for each Senior Loan held by the Fund. However, Stein Roe believes that if the pricing service provider declines to continue to act as such for the Fund, or does not provide values for a significant portion of the Senior Loans in the Fund's portfolio, one or more alternative independent third-party pricing service providers will be available to provide comparable services on similar terms.

A pricing service provider typically will value Senior Loans at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations are readily available. Senior Loans for which current quotations are not readily available are valued at a fair value as determined by the pricing service provider using a wide range of market data and other information and analysis, including credit considerations considered relevant by the pricing service provider to determine valuations. The procedures of any pricing service provider and its valuations will be reviewed by the officers of Stein Roe under the general supervision of the Board. If Stein Roe believes that a value provided by a pricing service provider does not represent a fair value as a result of information, specific to that Senior Loan or Borrower or its affiliates, of which Stein Roe believes that the pricing agent may not be aware, Stein Roe may in its discretion value the Senior Loan subject to procedures approved by the Board and reviewed on a periodic basis, and the Fund will utilize that price instead of the price as determined by the pricing service provider. In addition to such information, Stein Roe will consider, among other factors, (i) the creditworthiness of the Borrower and (ii) the current interest rate, the period until next interest rate reset and maturity of such Senior Loan interests in determining a fair value of a Senior Loan. If the pricing service does not provide a value for a Senior Loan or if no pricing service provider is then acting, a value will be determined by Stein Roe in the manner described above.

It is expected that the Fund's net asset value will fluctuate as a function of interest rate and credit factors. Although the Fund's net asset value will vary, Stein Roe expects the Fund's policy of acquiring interests in floating or variable rate Senior Loans to minimize fluctuations in net asset value as a result of changes in interest rates. Accordingly, Stein Roe expects the value of the investment portfolio to fluctuate significantly less than a portfolio of fixed-rate, longer term obligations as a result of interest rate changes. Other long-term debt securities for which market quotations are not readily available are valued at fair value based on valuations provided by pricing services approved by the Board, which may employ electronic data processing techniques, including a matrix system, to determine valuations. The value of interest rate swaps, caps, and floors will be determined in accordance with a formula and then confirmed periodically by obtaining a quotation. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost, which does not take into account unrealized gains or losses. The Board believes that the amortized cost represents a fair value for such securities. Short-term debt securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix prepared by Stein Roe based on quotations for comparable securities. Other assets and securities held by the Fund for which these valuation methods do not produce a fair value are valued by a method that the Board believes will determine a fair value.

                             PERFORMANCE INFORMATION

The Fund seeks to provide an effective yield that is higher than other short-term instrument alternatives. From time to time, the Fund may include its current and/or effective yield based on various specific time periods. Yields will fluctuate from time to time and are not necessarily representative of future results.

The current yield is calculated by annualizing the most recent monthly distribution (i.e., multiplying the distribution amount by 365/31 for a 31 day month) and dividing the product by the current maximum offering price. The effective yield is calculated by dividing the current yield by 365/31 and adding
1. The resulting quotient is then taken to the 365/31st power and reduced by 1. The result is the effective yield.

On occasion, the Fund may compare its yield to: (a) LIBOR, quoted daily in the Wall Street Journal; (b) the CD Rate as quoted daily in the Wall Street Journal as the average of top rates paid by major New York banks on primary new issues of negotiable CDs, usually on amounts of $1 million or more; (c) the Prime Rate, quoted daily in The Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks; (d) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds; (e) the average yield reported by the Bank Rate Monitor National Index(TM) for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas; (f) yield data published by Lipper, Inc.; (g) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding; or (h) the yield on an index of loan funds comprised of all continually offered closed-end bank loan funds, as categorized by Lipper (the "loan fund index"). In addition, the Fund may compare the Prime Rate, the Donoghue's averages and the other yield data described above to each other. Yield comparisons should not be considered indicative of the Fund's yield or relative performance for any future period.

From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information may include a distribution rate and an average compounded distribution rate of the Fund for specified periods of time. Such information may also include performance rankings and similar information from independent organizations such as Lipper, Inc., Business Week, Forbes or other industry publications.

The Fund's distribution rate generally is determined on a monthly basis with respect to the immediately preceding monthly distribution period. The distribution rate is computed by first annualizing the Fund's distributions per Share during such a monthly distribution period and dividing the annualized distribution by the Fund's maximum offering price per Share on the last day of such period. The Fund calculates the compounded distribution rate by adding one to the monthly distribution rate, raising the sum to the power of 12 and subtracting one from the product. In circumstances in which the Fund believes that, as a result of decreases in market rates of interest, its expected monthly distributions may be less than the distributions with respect to the immediately preceding monthly distribution period, the Fund reserves the right to calculate the distribution rate on the basis of a period of less than one month.

When utilized by the Fund, distribution rate and compounded distribution rate figures are based on historical performance and are not intended to indicate future performance. Distribution rate, compounded distribution rate and net asset value per share can be expected to fluctuate over time.

Advertisements and communications to present or prospective shareholders also may cite a total return for any period. Total return is calculated by subtracting the net asset value of a single purchase of shares at a given date from the net asset value of those shares (assuming reinvestment of distributions) or a later date. The difference divided by the original net asset value is the total return. The Fund may include information about the total return on the Loan Fund Index, and compare that to the total return of the Fund and other indices. In calculating the Fund's total return, all dividends and distributions are assumed to be reinvested in additional shares of the Fund at net asset value. Therefore, the calculation of the Fund's total return and effective yield reflects the effect of compounding. The calculations of total return, current yield and effective yield do not reflect the amount of any shareholder income tax liability, which would reduce the performance quoted. If the Fund's fees or expenses are waived or reimbursed, the Fund's performance will be higher.

Finally, the Fund may include information on the history of its net asset value per share and the net asset value per share of the Loan Fund Index, including comparisons between them, in advertisements and other material furnished to present and prospective shareholders. Information about the performance of the Fund or other investments is not necessarily indicative of future performance and should not be considered a representative of what an investor's yield or total return may be in the future.

                     ORGANIZATION AND DESCRIPTION OF SHARES

The Fund is a Massachusetts business trust organized under an Agreement and Declaration of Trust (Declaration of Trust) dated June 8, 1999, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Fund's shareholders or its trustees. The Fund offers four classes of shares -- Class A, Class B, Class C, and Class Z. Class Z shares are offered through a separate prospectus to eligible investors.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Fund could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. However, the Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against the Fund shall look only to its assets for payment under such credit, contract or claim, and that the shareholders, trustees and officers of the Fund shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Fund. Further, the Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Fund was unable to meet its obligations.

The shares are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund's knowledge, is there, or is there expected to be, any secondary trading market in the shares.

DIVIDENDS, VOTING AND LIQUIDATION RIGHTS. Each common share of beneficial interest of the Fund has one vote and shares equally with other shares of its class in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All shares, when issued, are fully paid and are non-assessable by the Fund. There are no preemptive or conversion rights applicable to any of the common shares except for such conversion rights that may be established by the Trustees in connection with the designation of a class of shares including the conversion of Class B shares to Class A shares eight years after purchase. Fund shares do not have cumulative voting rights and, as such, holders of more than 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Fund does not intend to hold annual meetings of shareholders.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. In addition, in the event a secondary market were to develop in the shares, such provisions could have the effect of depriving holders of shares of an opportunity to sell their shares at a premium over prevailing market prices.

The Declaration of Trust requires the favorable vote of the holders of not less than three-fourths of the outstanding shares then entitled to vote to authorize certain transactions, unless at least three-fourths of the members of the Board then in office and at least three-fourths of the non-interested trustees who have acted in such capacities for at least 12 months (or since commencement of operation if that period is less than 12 months) authorize such transaction and then only a vote of the majority of the holders of the outstanding shares then entitled to vote is required.

The Board has determined that the voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

STATUS OF SHARES. The Board of Trustees may classify or reclassify any issued or unissued shares of the Fund into shares of any class by redesignating such shares or by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of repurchase of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.

As of November 30, 2000, the following shares of the Fund were outstanding:

------------------------------------------------------------------------------------------------
                         (2)                   (3)                             (4)
      (1)              Amount       Amount held by Fund or for   Amount Outstanding Exclusive of
 Title of Class      Authorized            its Account                  Amount Shown Under
------------------------------------------------------------------------------------------------
Class A               Unlimited                 0                         7,641,266.122
------------------------------------------------------------------------------------------------
Class B               Unlimited                 0                         2,909,518.071
------------------------------------------------------------------------------------------------
Class C               Unlimited                 0                         2,592,433.568
------------------------------------------------------------------------------------------------
Class Z               Unlimited                 0                           225,667.843
------------------------------------------------------------------------------------------------


                               SHAREHOLDER REPORTS

The Fund issues reports to its shareholders semi-annually that include financial information.

                              FINANCIAL STATEMENTS

The Fund will furnish without charge, when available, copies of its Annual Report and any subsequent Semi-Annual Report to shareholders upon request to the Fund, One Financial Center, Boston, Massachusetts 02111, toll-free 1-800-422-3737.

                              TABLE OF CONTENTS OF
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page

The Fund.....................................................................2
Investment Policies..........................................................2
Portfolio Investments and Strategies.........................................3
Investment Restrictions.....................................................11
Other Investment Policies...................................................12
Repurchase Offer Fundamental Policy.........................................12
Management of the Fund......................................................13
Financial Statements........................................................16
Principal Shareholders......................................................17
Investment Advisory and Other Services......................................17
Distributor.................................................................18
Transfer Agent..............................................................21
Custodian...................................................................21
Independent Accountants.....................................................21
Programs for Reducing or Eliminating Sales Charges..........................22
Portfolio Transactions......................................................25
Additional Income Tax Considerations........................................30
Investment Performance......................................................31
Appendix -- Ratings.........................................................33






                        [LIBERTY FUNDS LOGO]
                        Liberty Funds Distributor, Inc. (C)2001
                        One Financial Center Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com

762-01/257E-1200

LIBERTY FLOATING RATE ADVANTAGE FUND                 PROSPECTUS, JANUARY 1, 2001


CLASS Z SHARES



Advised by Stein Roe & Farnham Incorporated




--------------------------------------------------------------------------------
TABLE OF CONTENTS


Prospectus Summary ........................................................    4

Fund Expenses .............................................................    8

Financial Highlights ......................................................    9

The Fund ..................................................................   10

Use of Proceeds ...........................................................   10

Investment Objective and Policies .........................................   10

How the Fund Invests ......................................................   12

Principal Risks ...........................................................   18

Other Investment Practices ................................................   22

Distributions and Income Taxes ............................................   26

Management of the Fund ....................................................   28

How to Buy Shares .........................................................   29

Multiple Share Classes ....................................................   31

Periodic Repurchase Offers ................................................   31

Net Asset Value ...........................................................   34

Performance Information ...................................................   35

Organization and Description of Shares ....................................   36

Shareholder Reports .......................................................   38

Financial Statements ......................................................   38

Statement of Additional Information Table of Contents .....................   39






Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



----------------------------
Not FDIC   May Lose Value
           -----------------
Insured    No Bank Guarantee
----------------------------

Liberty Floating Rate Advantage Fund is a non-diversified, closed-end management investment company that is continuously offered.

Investment Objective. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily (at least 80% of its total assets) in adjustable rate senior loans (Senior Loans), the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates. Senior Loans are business loans that have a senior right to payment to most other debts of the borrower. Senior Loans are often secured by specific assets of the borrower, although the Fund may also invest in Senior Loans that are not secured by any collateral. All or substantially all of the Fund's Senior Loans may be rated below investment grade. The Fund may periodically borrow money for the purpose of financing long-term investments, obtaining short-term liquidity and for temporary, emergency or extraordinary purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds in Senior Loans, the Fund will create financial leverage.

                              Price to      Maximum        Proceeds to
                              Public(1)     Sales Load     Fund(2)
      -----------------------------------------------------------------

        Per Class Z Share     $12.03        None              $12.03

     (1) The shares are offered on a best efforts basis at a price equal to net asset value. The shares are offered continuously. The minimum initial purchase is $2,500. No arrangements have been made to place the funds in an escrow, trust, or similar arrangement. As of November 30, 2000, net asset value per share of the Fund's Class Z shares was $12.03.

     (2)  Assumes the sale of all shares registered hereby.

Periodic Repurchase Offers. To provide liquidity to shareholders, the Fund will make quarterly repurchase offers for 5% to 25% of its outstanding shares. For each Repurchase Offer, it is anticipated that each Repurchase Request Deadline will be on the 15th day in each of the months of February, May, August and November, or if the 15th day is not a business day, the next business day. It is anticipated that normally the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline, and if so, the Repurchase Request Deadline will be set for a time no later than the close of the NYSE on such date. The Fund has determined that the Repurchase Pricing Date may occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day. The Fund will repay a Repurchase Offer no later than seven days after the Repurchase Pricing Date. The first Repurchase Offer will be May 15, 2000. (See "Periodic Repurchase Offers.")

Not Exchange Listed. The Fund does not intend to list the shares on any national securities exchange. SHARES OF THE FUND HAVE NO HISTORY OF PUBLIC TRADING AND THERE IS NOT EXPECTED TO BE ANY SECONDARY TRADING MARKET IN THE SHARES. An investment in the shares should be considered illiquid. (See "Principal Risks.")

INVESTMENT IN THE FUND INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF SOME OR ALL OF THE PRINCIPAL INVESTMENT, RISKS ASSOCIATED WITH LEVERAGE AND RISKS ASSOCIATED WITH SECURITIES RATED BELOW INVESTMENT GRADE (OFTEN REFERRED TO AS "JUNK BONDS"). (SEE "PRINCIPAL RISKS.")

The Prospectus sets forth concisely the information that a prospective investor should know before investing in shares of the Fund. Please read and retain this Prospectus for future reference. A Statement of Additional Information regarding the Fund dated January 1, 2001, has been filed with the Securities and Exchange Commission ("SEC") and can be obtained without charge by calling 800-426-3750. A table of contents to the Statement of Additional Information is located on the last page of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information (together with any supplement to it). The Statement of Additional Information and other related materials are available at the SEC's internet web site (http://www.sec.gov).

The Fund's investment advisor is Stein Roe & Farnham Incorporated (Stein Roe). The address of the Fund is One Financial Center, Boston, Massachusetts 02111.

This prospectus applies to the offering of shares of beneficial interest of the Fund, which may be continuously issued and sold from time to time by the Fund through Liberty Funds Distributor, Inc., as distributor and principal underwriter, and through your financial advisor. Only eligible investors may purchase Class Z shares. See "How to Buy Shares." The Fund is authorized as a business trust to issue an unlimited number of common shares and has registered 1,123,000 common shares for its Class Z shares.

THE FUND HAS RECEIVED EXEMPTIVE RELIEF FROM THE SEC WITH RESPECT TO THE FUND'S DISTRIBUTION FEE ARRANGEMENTS, EWCS AND MULTI-CLASS STRUCTURE. AS A CONDITION OF SUCH RELIEF, THE FUND WILL BE REQUIRED TO COMPLY WITH REGULATIONS THAT WOULD NOT OTHERWISE BE APPLICABLE TO THE FUND.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                               PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

THE FUND. The Fund is a continuously-offered non-diversified, closed-end management investment company, organized as a Massachusetts business trust. Prior to July 14, 2000, the Fund was known as Liberty-Stein Roe Advisor Floating Rate Advantage Fund.

     The Fund intends to offer its shares continuously through the Distributor, as principal underwriter, and through financial advisors at a price equal to the next determined net asset value per share. The minimum initial investment is $2,500 ($25 for individual retirement accounts) and the minimum subsequent investment is $50. The Fund reserves the right to change the investment minimums and to refuse a purchase order for any reason.

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide a high level of current income, consistent with preservation of capital. There can be no assurance that the Fund will achieve its investment objective.

     The Fund seeks to achieve its objective by investing primarily (at least 80% of its total assets) in a portfolio of Senior Loans to corporations, partnerships and other entities (Borrowers) that operate in a variety of industries and geographic regions (including domestic and foreign entities).

INVESTMENT POLICIES. Under normal market conditions, at least 80% of the Fund's total assets will be invested in Senior Loans of domestic Borrowers or foreign Borrowers (so long as Senior Loans to such foreign Borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars). Although most Senior Loans are secured, the Fund may invest up to 20% of its total assets in interests in Senior Loans that are not secured by any collateral. During normal market conditions, the Fund may invest up to 20% of its total assets (including assets maintained by the Fund as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and, in limited circumstances, junior debt securities acquired in connection with the Fund's investments in Senior Loans.

     A maximum of 25% of the Fund's total assets (taken at current value) may be invested in Senior Loans to Borrowers and securities of other issuers in any one industry. However, the Fund may invest more than 25% of its total assets in securities the issuer of which is engaged in the financial services industry, which includes commercial banks, thrift institutions, insurance companies and finance companies. The Fund invests at these levels because it regards the issuers of Senior Loans in which the Fund may invest to include the Borrower as well as any Agent that administers the Senior Loans. Accordingly, the Fund may be more at risk to any single economic, political or regulatory occurrence affecting such industries.

     The Fund may borrow money in an amount up to 33 1/3% of the Fund's total assets (after giving effect to the amount borrowed). The Fund may borrow for the purpose of financing long-term investments, obtaining short-term liquidity and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds in Senior Loans, the Fund will create financial leverage. It will do so only when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing.

HOW THE FUND INVESTS. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions (Lenders) represented in each case by one or more such Lenders acting as agent (Agent) of the several Lenders. On behalf of the several Lenders, the Agent is primarily responsible for negotiating the loan agreement (Loan Agreement) that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the several Lenders. The Fund may invest all or substantially all of its assets in Senior Loans that are rated below investment grade, or in comparable unrated securities. Senior Loans in which the Fund will purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The Fund may invest in participations (Participations) in Senior Loans, may purchase assignments (Assignments) of portions of Senior Loans from third parties, and may act as one of the group of Lenders originating a Senior Loan (Primary Lender).

     Stein Roe expects the Fund's policy of acquiring interests in floating or variable rate Senior Loans to minimize the fluctuations in net asset value as a result of changes in interest rates. However, the Fund is not a money market fund and its net asset value will fluctuate.

PRINCIPAL RISKS. You should consider the following risk considerations before investing in the Fund. As described below, the risks could cause you to lose money as a result of investing in the Fund.

     Non-Payment Risk. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment, and a potential decrease in the net asset value of the Fund.

     Below Investment Grade Securities. The Fund may invest all or substantially all of its assets in Senior Loans or other securities that are rated below investment grade, or in comparable unrated securities. These securities are commonly referred to as high-yield debt or "junk debt." The purchase of such Senior Loans exposes the Fund to financial, market, and interest-rate risks and greater credit risks than would the purchase of higher-rated Senior Loans. Such investments are also likely to result in increased fluctuation in the Fund's net asset value, particularly in response to economic downturns.

     Restrictions on Resale of Senior Loans. Senior Loans, at present, generally are not readily marketable and may be subject to restrictions on resale. As a result, the ability of the Fund to dispose of its investments in a timely fashion and at a fair price may be restricted.

     Borrowing. The Fund is authorized to borrow money in an amount up to 33 1/3% of the Fund's total assets (after giving effect to the amount borrowed). The use of leverage for investment purposes creates opportunities for greater total returns but at the same time involves risks. Any investment income or gains earned with respect to the amounts borrowed, which is in excess of the interest which is due on the borrowing, will augment the Fund's income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund's shares may decrease more quickly than would otherwise be the case and dividends on the shares would be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to the holders of Shares.

     Repurchase Offer Risks. The Fund, as a fundamental policy, will make quarterly repurchases for 5% to 25% of shares outstanding at net asset value. (See "Periodic Repurchase Offers" below for more information.) However, shares are less liquid than shares of funds that trade on a stock exchange, and Class B and Class C shareholders who offer for repurchase shares held for less than five years and one year, respectively, will pay an EWC. (See "How to Buy Shares.") Under limited circumstances, the Fund may suspend or postpone a quarterly repurchase offer -- the Fund must meet regulatory requirements to do so. There is no guarantee that shareholders will be able to sell all of their shares that they desire to sell in a quarterly repurchase offer.

     Closed-End Fund Risks. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list its shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the shares and the shares should be considered illiquid. The shares are, therefore, not readily marketable. The shares of closed-end investment companies often trade at a discount from their net asset values and, in the unlikely event that a secondary market for the shares were to develop, the shares likewise may trade at a discount from net asset value.

     Legislation; Restrictions. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected.

     Financial Services Industry Concentration. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear.

     Prepayment Risk. Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the Fund to replace a Senior Loan with a lower-yielding security. This may adversely affect the net asset value of the Fund's shares.

     Limited Information. The types of Senior Loans in which the Fund will invest historically have not been rated by a nationally recognized statistical rating organization, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the Fund is more dependent on the analytical ability of Stein Roe.

     Non-Diversification Risk. The Fund is not subject to the general limitations under the Investment Company Act of 1940 (1940 Act) that, for 75% of its total assets, it not invest more than 5% of its total assets in the securities of a single issuer. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of Borrowers, it will be more susceptible than a more widely diversified investment company to the consequences of any single corporate, economic, political or regulatory occurrence.

DISTRIBUTIONS. Income dividends are normally declared each business day, paid monthly, and confirmed at least quarterly. Capital gains, if any, are distributed at least annually, usually in December. Income dividends and capital gains distributions may be received in cash or reinvested in additional full and fractional shares of the Fund.

INVESTMENT ADVISOR.  Stein Roe & Farnham Incorporated.

DISTRIBUTOR.  Liberty Funds Distributor, Inc.

PERIODIC REPURCHASE OFFERS. The Fund has adopted a fundamental policy to offer each calendar quarter to repurchase a specified percentage (between 5% and 25%) of the shares then outstanding at its net asset value. Such repurchase offers are referred to as a Repurchase Offer. Repurchase Offers are scheduled to occur on the 15th day (or the next business day if the 15th is not a business day) in the months of February, May, August, and November. (See "Periodic Repurchase Offers.")

                                  FUND EXPENSES

The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in Class Z shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (1)
Sales Load Imposed (as a percentage of offering price)              None
Sales Load Imposed on Reinvested Dividends...................       None
Early Withdrawal Charge......................................       None
Exchange Fee.................................................       None

ANNUAL EXPENSES (as a percentage of average net assets
attributable to common shares) (2)
Management Fees(%) (3).......................................       0.97
Distribution and Service Fees(%) ............................       0.00
Interest Payments on Borrowed Funds(%).......................       3.30
Other Expenses(%)(4).........................................       1.24
                                                                    ----
Total Annual Expenses(%)(4)..................................       5.51
                                                                    ====

(1) Financial advisors may independently charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2) Figures assume the Fund borrows an amount representing 33 1/3% of the Fund's total assets (including the proceeds of such borrowing but not reflecting the amount of the liability of the borrowing). If the Fund does not utilize any leverage, the Fund estimates that annual operating expenses would be approximately as follows:

      Management Fees(%)                                  0.65
      Distribution and Service Fees(%)                    0.00
      Interest Payments on Borrowed Funds(%)              0.00
      Other Expenses(%)(4)                                1.24
                                                          ----
      Total Annual Expenses(%)(4)                         1.89
                                                          ====

(3) Management fees include both the management fee and the administrative fee charged to the Fund. Without leverage, Stein Roe receives an annual management fee of 0.45% from the Fund and Colonial Management Associates, Inc. (Colonial) receives an administrative fee of 0.20% from the Fund. With leverage, Stein Roe receives a management fee of 0.68% and Colonial receives an administration fee of 0.29%.

(4) Stein Roe has voluntarily agreed to reimburse the Fund for its ordinary operating expenses to the extent that such expenses exceed 0.15% (exclusive of management fees, administrative fees, distribution and service fees and interest expenses). After such reimbursement, Other Expenses would be 0.15% and Total Annual Expenses, with and without leverage, would be 4.42% and 0.80%, respectively. This arrangement may be modified or terminated by the Advisor at anytime.

EXAMPLE. This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $1,000 in the Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same, (iv) all income dividends and capital gains distributions are reinvested in additional shares, and (v) expense reductions are in effect for the first year in the periods below. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.

         Class*                1 year     3 years    5 years    10 years
         -----                 ------     -------    -------    --------
         Class Z                 $549      $1,639     $2,718      $5,368

         ---------
         *The table assumes leverage representing 33 1/3% of total assets. In the event that the Fund does not utilize any leverage an investor would pay the following expenses based on the assumptions in the example:

         Class                 1 year     3 years    5 years    10 years
         -----                 ------     -------    -------    --------
         Class Z                 $192        $594     $1,021      $2,212

                              FINANCIAL HIGHLIGHTS

The financial highlights table explains the Fund's financial performance for Class Z shares. The Fund's fiscal year runs from September 1 to August 31. The total returns in the table represent the return that investors earned assuming that they reinvested all dividends and distributions. Certain information in the table reflects the financial results for a single Fund share. This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with this information appears in the Fund's annual report. To request the Fund's annual report, please call 800-422-3737.

PER SHARE DATA

                                                                  PERIOD ENDED
                                                                    AUGUST 31,
                                                                         2000(b)
                                                                         CLASS Z
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                              12.000

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                              0.667
Net realized and unrealized gain                                       0.056
Total from investment operations                                       0.723

DISTRIBUTIONS
Net investment income                                                 (0.643)

--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                    12.080
--------------------------------------------------------------------------------

TOTAL RETURN (%) (c) (d) (e)                                            6.11

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($) (000's)                                  2,656
Operating expenses(%)(f)(g)                                             0.66
Interest and commitment fees expenses(%)(g)                             1.91
Total expenses(%)(f)(g)                                                 2.57
Net investment income(%)(f)(g)                                          9.84
Fees and expenses waived or borne by the Advisor(%)(f)(g)               1.41
Portfolio turnover(%)(e)                                                   8
(a)  Net of fees and expenses waived or borne by the
     Advisor/Administrator which amounted to ($):                      0.046

(b)  The Fund commenced investment operations on January 13, 2000.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or early withdrawal sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f)  The  benefits   derived  from  custody   credits  and  directed   brokerage
     arrangements had no impact.
(g)  Annualized.

                                    THE FUND

The Fund is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on June 8, 1999. The Fund is engaged in a continuous public offering of shares at the next determined net asset value per share. The Fund's principal office is located at One Financial Center, Boston, Massachusetts 02111 and its telephone number is 1-800-345-6611.

                                 USE OF PROCEEDS

The net proceeds from the sale of the shares offered hereby will be invested typically within 30 days after receipt, in accordance with the Fund's investment objective and policies. The Fund's actual investment timetable will depend on the availability of Senior Loans and other market conditions. Pending investment by the Fund, the proceeds may be invested in high quality, short-term securities, and the Fund may not achieve its objective during this time.

                        INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund's investment objective is a non-fundamental policy, which means that the Board of Trustees can change it without shareholder approval.

The Fund seeks to achieve its objective through investment primarily (at least 80% of its total assets) in a professionally managed portfolio of interests in Senior Loans to Borrowers that operate in a variety of industries and geographic regions (including domestic and foreign entities). Although the Fund's net asset value per share will vary, the Fund's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize the fluctuations in the Fund's net asset value per share as a result of changes in interest rates. The Fund's net asset value may be affected by various factors, including changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Fund invests.

An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective. The Fund is appropriate for investors seeking a high level of current income consistent with capital preservation.

POLICIES. Under normal market conditions, the Fund will invest at least 80% of its total assets (either as a Primary Lender or as a purchaser of an Assignment or Participation) in Senior Loans of domestic Borrowers or foreign Borrowers (so long as Senior Loans to such foreign Borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars). Although most Senior Loans are collateralized, the Fund may invest up to 20% of its total assets (valued at time of investment) in Senior Loans that are not secured by any collateral.

During normal market conditions, the Fund may invest up to 20% of its total assets (including assets maintained by the Fund as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and junior debt securities acquired in connection with the Fund's investments in Senior Loans. Such high quality, short-term securities may include commercial paper rated at least Baa, P-3 or higher by Moody's Investors Service, Inc. (Moody's) or BBB, A-3 or higher by Standard & Poor's (S&P) (or if unrated, determined by Stein Roe to be of comparable quality), interests in short-term loans and short-term loan participations of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such rating categories (or having no such rating, determined by Stein Roe to be of comparable quality), certificates of deposit and bankers' acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such high quality, short-term securities may pay interest at rates that are periodically redetermined or may pay interest at fixed rates.

                              HOW THE FUND INVESTS

SENIOR LOANS. Senior Loans generally are arranged through private negotiations between a Borrower and Lenders represented in each case by one or more Agents of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently a commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the Loan Agreement that establishes the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of a Senior Loan.

In a typical Senior Loan, the Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of those payments to the credit of all Lenders that are parties to the Loan Agreement. The Fund generally will rely on the Agent to collect its portion of the payments on a Senior Loan. Furthermore, the Fund will rely on the Agent to use appropriate creditor remedies against the Borrower. Typically, under a Loan Agreement, the Agent is given broad discretion in monitoring the Borrower's performance under the Loan Agreement and is obligated to use only the same care it would use in the management of its own property. Upon an event of default, the Agent typically will act to enforce the Loan Agreement after instruction from Lenders holding a majority of the Senior
Loan. The Borrower compensates the Agent for the Agent's services. This compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis. The typical practice of an Agent in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower.

It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities and other obligations of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt (which may include "junk bonds"), preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets. Senior and junior subordinated debt is collectively referred to in this Prospectus as "junior debt securities." Senior Loans generally are secured by specific collateral, which may include guarantees from affiliates of the Borrower.

To the extent that the Fund invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Fund will not enjoy the benefits associated with collateralization with respect to such Senior Loans and such Senior Loans may pose a greater risk of nonpayment of interest or loss of principal than do collateralized Senior Loans. As discussed below, the Fund may also acquire warrants, equity securities and junior debt securities issued by the Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. Warrants, equity securities, and junior debt securities will not be treated as Senior Loans and thus assets invested in such securities will not count toward the 80% of the Fund's total assets that normally will be invested in Senior Loans. The Fund may acquire interests in warrants, other equity securities or junior debt securities through a negotiated restructuring of a Senior Loan or in a bankruptcy proceeding of the Borrower.

In order to borrow money pursuant to a collateralized Senior Loan, a Borrower will typically, for the term of the Senior Loan, pledge as collateral assets, including but not limited to, accounts receivable, inventory, buildings, other real estate, trademarks, franchises and common and preferred stock in its subsidiaries. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers. In instances, a collateralized Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that are not readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan. Similarly, in the event of bankruptcy proceedings involving the Borrower, the Lenders may be delayed or prevented from liquidating collateral or may choose not to do so as part of their participation in a plan of reorganization of the Borrower.

Loan Agreements may also include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Restrictive covenants may include mandatory prepayment provisions related to excess cash flows and typically include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Breach of such a covenant, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. Stein Roe will consider the terms of restrictive covenants in deciding whether to invest in Senior Loans for the Fund's investment portfolio. When the Fund holds a Participation in a Senior Loan, it may not have the right to vote to waive enforcement of a restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and such Lenders will not consider the interests of the Fund in connection with their votes.

Senior Loans in which the Fund will invest generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally are the prime or base lending (Prime
Rate) rate offered by one or more major United States banks or other standard lending rates used by commercial lenders, such as the London Inter-Bank Offered Rate (LIBOR) or the certificate of deposit (CD) rate. LIBOR, as provided for in Loan Agreements, is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institutional depositors in the London interbank market on U.S. dollar denominated deposits for a specified period of time. The CD rate, as generally provided for in Loan Agreements, is the average rate paid on large certificates of deposit traded in the secondary market. Senior Loans traditionally have been structured so that Borrowers pay higher premiums when they elect LIBOR, in order to permit Lenders to obtain generally consistent yields on Senior Loans, regardless of whether Borrowers select the LIBOR option, or the Prime Rate option. In recent years, however, the differential between the lower LIBOR base rates and the higher Prime Rate base rates prevailing in the commercial bank markets has widened to the point where the higher margins paid by Borrowers for LIBOR pricing options do not currently outweigh the differential between the

Prime Rate and the LIBOR rate. Consequently, Borrowers have increasingly selected the LIBOR-based pricing option, resulting in a yield on Senior Loans that is consistently lower than the yield available from the Prime Rate-based pricing option. This trend will significantly limit the ability of the Fund to achieve a net return to shareholders that consistently approximates the average published Prime Rate of leading U.S. banks.

PRIMARY LENDER TRANSACTIONS, ASSIGNMENTS, AND PARTICIPATIONS. The Fund may invest in Participations in Senior Loans, may purchase Assignments of portions of Senior Loans from third parties and may act as one of the group of Primary Lenders.

The Fund may invest up to 100% of its assets in Participations. The selling Lenders and other persons interpositioned between such Lenders and the Fund with respect to Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Although, as discussed below, the Fund has taken measures that it believes significantly reduce its exposure to risks associated with Participations, the Fund may be more susceptible than an investment company that does not invest in Participations in Senior Loans to any single economic, political or regulatory occurrence affecting these industries. Persons engaged in these industries may be more susceptible than are persons engaged in some other industries to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Participation by the Fund in a Lender's portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other
Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender, and may not benefit from any set-off between the Lender and the Borrower. In an effort to minimize such risks, the Fund will only acquire Participations if the Lender selling the Participation, and any other institution interpositioned between the Fund and the Lender, (i) at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or, if unrated, determined by Stein Roe to be of comparable quality and (ii) has entered into an agreement that provides for the holding of payments on the Senior Loan for the benefit of, or the prompt disbursement of payments to, the Fund. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation; i.e., it is neither highly protected nor poorly secured. The Fund ordinarily will purchase a Participation only if, at the time of the purchase, the Fund believes that the party from whom it is purchasing the Participation is retaining an interest in the underlying Senior Loan. In the event that the Fund does not so believe, it will only purchase a Participation if, in addition to the requirements set forth above, the party from whom the Fund is purchasing such Participation (i) is a bank, a member of a national securities exchange or other entity designated in the 1940 Act as qualified to serve as a custodian for a registered investment company and (ii) has been approved as a custodian by the Board of the Fund.

The Fund may also purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender.

When the Fund is a Primary Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may under contractual arrangements among the Lenders have rights with respect to any funds acquired by other Lenders through set-off. A Lender also has full voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of a majority or some greater specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected. When the Fund is a Primary Lender originating a Senior Loan it may share in a fee paid by the Borrower to the Primary Lenders. The Fund will never act as the Agent, Originator, or principal negotiator or administrator of a Senior Loan.

The Fund will purchase an Assignment or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to the Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or determined by Stein Roe to be of comparable quality.

Loan Agreements typically provide for the termination of the Agent's agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy. Should an Agent, Lender or any other institution with respect to an Assignment interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of any such interpositioned institution and any loan payment held by any such interpositioned institution for the benefit of the Fund should not be included in the estate of such interpositioned institution. If, however, any such amount were included in such interpositioned institution's estate, the Fund would incur costs and delays in realizing payment or could suffer a loss of principal or interest. In such event, the Fund could experience a decrease in net asset value.

PORTFOLIO MATURITY. The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. It is currently anticipated that the Fund's assets invested in Senior Loans will consist of Senior Loans with stated maturities of between three and ten years, inclusive, and with rates of interest that are redetermined either daily, monthly, quarterly, semiannually or annually. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund's net asset value as a result of changes in interest rates. The Senior Loans in the Fund's investment portfolio will at all times have a dollar-weighted average days to reset until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. The amount of time required to pass before the Fund will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the investment portfolio. The Fund may utilize the investment practices described in this prospectus to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In such event, the Fund will consider such shortened period to be the interest rate redetermination period of the Senior Loan; provided, however, that the Fund will not invest in Senior Loans that permit the Borrower to select an interest rate redetermination period in excess of one year. Because most Senior Loans in the investment portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in the Fund's investment portfolio may occur. Accordingly, the economic maturity of the Fund's investment portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Fund's investment portfolio. As a result of anticipated prepayments from time to time of Senior Loans in the investment portfolio, based on historical experience, Stein Roe believes that the economic maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

NET ASSET VALUE FLUCTUATION. When prevailing interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when prevailing interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's net asset value will vary, Stein Roe expects the Fund's policy of acquiring interests in floating or variable rate Senior Loans to minimize fluctuations in net asset value as a result of changes in interest rates. Accordingly, Stein Roe expects the value of the investment portfolio to fluctuate significantly less than a portfolio of fixed-rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's net asset value. In addition to changes in interest rates, various factors, including defaults by or changes in the credit quality of Borrowers, will also affect the Fund's net asset value. A default or serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in the Fund's net asset value.

DEBT RESTRUCTURING. The Fund may purchase and retain in its portfolio an interest in a Senior Loan to a Borrower that has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. Stein Roe's decision to purchase or retain such an interest will depend on its assessment of the suitability of such investment for the Fund, the Borrower's ability to meet debt service on Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal, and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, Stein Roe's evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio. Any equity security or junior debt security held by the Fund will not be treated as a Senior Loan and thus will not count toward the 80% of assets that normally will be invested in Senior Loans.

BORROWER CREDIT RATINGS. Senior Loans historically have not been rated by nationally recognized statistical rating organizations, such as S&P or Moody's. Because of the senior capital structure position of Senior Loans and the collateralized or guaranteed nature of most Senior Loans, the Fund and Stein Roe believe that ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Senior Loans. Therefore, although Stein Roe may consider such ratings in determining whether to invest in a particular Senior Loan, Stein Roe is not required to consider ratings and ratings will not be the determinative factor in Stein Roe's analysis. To the extent that Senior Loans are rated, the Fund may invest in the lowest rated loans, but does not intend to invest more than 5% of its assets in

Senior Loans rated below B- or B3 by S&P or Moody's. The Fund may invest a substantial portion of its assets in Senior Loans to Borrowers having outstanding debt securities rated below investment grade by a nationally recognized statistical rating organization (or unrated but of comparable quality to such securities). Debt securities rated below investment grade (or unrated but of comparable quality) commonly are referred to as "junk bonds." The Fund will invest only in those Senior Loans with respect to which the Borrower, in the judgment of Stein Roe, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. In addition, Stein Roe will consider, and may rely in part, on the analyses performed by the Agent and other Lenders, including such persons' determinations with respect to collateral securing a Senior Loan.

FEES. The Fund may be required to pay or may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include three types: facility fees, commitment fees and prepayment penalties. Facility fees are paid to the Lenders upon origination of a Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. The Fund will receive these fees directly from the Borrower if the Fund is a Primary Lender, or, in the case of commitment fees and prepayment penalties, if the Fund acquires an interest in a Senior Loan by way of Assignment. Whether or not the Fund receives a facility fee from the Lender in the case of an Assignment, or any fees in the case of a Participation, depends upon negotiations between the Fund and the Lender selling such interests. When the Fund is an assignee, it may be required to pay a fee, or forgo a portion of interest and any fees payable to it, to the Lender selling the Assignment. Occasionally, the assignor will pay a fee to the Fund based on the portion of the principal amount of the Senior Loan that is being assigned. A Lender selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee prior to payment thereof to the Fund. The Fund may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from the Fund a portion of any fees that the Fund would otherwise be entitled to.

PREPAYMENTS. Pursuant to the relevant Loan Agreement, a Borrower may be required, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. In the event that like-yielding loans are not available in the marketplace, Stein Roe believes that the prepayment of and subsequent reinvestment by the Fund in Senior Loans could have a materially adverse impact on the yield on the Fund's investment portfolio. Prepayments may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

COMMITMENTS TO MAKE ADDITIONAL PAYMENTS. A Lender may have obligations pursuant to a Loan Agreement to make additional loans in certain circumstances. Such circumstances may include, without limitation, obligations under revolving credit facilities and facilities that provide for further loans to Borrowers based upon compliance with specified financial requirements. The Fund currently intends to reserve against any such contingent obligation by segregating a sufficient amount of cash, liquid securities and liquid Senior Loans. The Fund will not purchase interests in Senior Loans that would require the Fund to make any such additional loans if the aggregate of such additional loan commitments would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the diversification requirements set forth under the heading "Investment Restrictions" in the Statement of Additional Information.

BRIDGE FINANCING. The Fund may acquire interests in Senior Loans that are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Borrower's use of a bridge loan involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

BORROWING. The Fund may borrow money in an amount up to 33 1/3% of the Fund's total assets (after giving effect to the amount borrowed). The Fund may borrow for the purpose of financing long-term investments, obtaining short-term liquidity and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds in Senior Loans, the Fund will create financial leverage. It will do so only when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing.

OTHER SECURITIES. The Fund will acquire warrants, equity securities and junior debt securities only as are incident to the purchase or intended purchase of interests in collateralized Senior Loans. The Fund generally will acquire interests in warrants, equity securities and junior debt securities only when Stein Roe believes that the relative value being given by the Fund in exchange for such interests is substantially outweighed by the potential value of such instruments. Investment in warrants, equity securities and junior debt securities entail risks in addition to those associated with investments in Senior Loans. Warrants and equity securities have a subordinate claim on a Borrower's assets as compared with debt securities, and junior debt securities have a subordinate claim on such assets as compared with Senior Loans. As such, the values of warrants and equity securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may have an adverse impact on the ability of the Fund to minimize fluctuations in its net asset value. (See "Principal Risks.")

DEFENSIVE INVESTMENT POLICY. If Stein Roe determines that market conditions temporarily warrant a defensive investment policy, the Fund may (but is not required to) invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and high quality, short-term debt securities. The Fund may also lend its portfolio securities to other parties and may enter into repurchase and reverse repurchase agreements for securities. For further discussion of the Fund's investment objective and policies and its investment practices and the associated considerations, see "Other Investment Practices."

FUNDAMENTAL RESTRICTIONS AND POLICIES. The Fund has adopted a number of fundamental investment restrictions and policies which may not be changed unless authorized by a shareholder vote. These are set forth in the Statement of Additional Information. Among these fundamental restrictions, the Fund may not purchase any security if, as a result of the purchase, more than 25% of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries being treated as separate industries for the purpose of this restriction). However, the Fund may invest more than 25% of its total assets in securities the issuer of which is deemed to be in the financial institutions industry, which includes commercial banks, thrift institutions, insurance companies and finance companies. There is no limitation with respect to obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Except for the fundamental restrictions and policies set forth as such in the Statement of Additional Information, the Fund's investment objective and policies are not fundamental policies and accordingly may be changed by the Board without obtaining the approval of shareholders.

                                 PRINCIPAL RISKS

You should consider the following Principal Risks before investing in the Fund. As described below, these risks could cause you to lose money as a result of investing in the Fund. The Fund is a closed-end investment company. The Fund is designed primarily for long-term investors and not as a trading vehicle.

NON-PAYMENT. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund. The Fund generally will invest in collateralized Senior Loans only if Stein Roe believes the value of the collateral, which may include guarantees, exceeds the principal amount of the Senior Loan at the time of initial investment. However, there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Moreover, as a practical matter, most Borrowers cannot satisfy their debts by selling their assets. Borrowers pay their debts from the cash flow they generate. This is particularly the case for Borrowers that are highly leveraged. Many of the Senior Loans purchased by the Fund will be to highly leveraged Borrowers. If the Borrower's cash flow is insufficient to pay its debts as they come due, the Borrower is far more likely to seek to restructure its debts than it is to sell off assets to pay its Senior Loans. Borrowers may try to restructure their debts either by seeking protection from creditors under Chapter 11 of the federal Bankruptcy Code or negotiating a work out. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of the Borrower. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan. If a Borrower files for protection from creditors under Chapter 11 of the Bankruptcy Code, the Code will impose an automatic stay that prohibits the Agent from liquidating collateral. The Agent may ask the bankruptcy court to lift the stay. As a practical matter, the court is unlikely to lift the stay if it concludes that the Borrower has a chance to emerge from the reorganization proceedings and the collateral is likely to hold most of its value. If the Lenders have a good security interest, the Senior Loan will be treated as a separate class in the reorganization proceedings and will retain a priority interest in the collateral. Chapter 11 reorganization plans typically are the product of negotiation among the Borrower and the various creditor classes. Successful negotiations may require the Lenders to extend the time for repayment, change the interest rate or accept some consideration in the form of junior debt or equity securities. A work out outside of bankruptcy may produce similar concessions by senior lenders.

Some Senior Loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to current or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Fund, including, under certain circumstances, invalidating such Senior Loans.

Lenders commonly have obligations pursuant to the Loan Agreement, which may include the obligation to make additional loans or release collateral.

BELOW INVESTMENT GRADE SECURITIES. Securities rated below investment grade are commonly referred to as high-yield debt or "junk debt." They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in the prices of high-yield securities.

The secondary market in which high-yield securities are traded is generally less liquid than the market for higher-grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high-yield Senior Loan, and could adversely affect the net asset value of the Fund's shares. At times of less liquidity, it may be more difficult to value high-yield Senior Loans because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

Investments in high-yield Senior Loans may result in greater net asset value fluctuation than if the Fund did not make such investments.

There is no limit on the percentage of assets that may be invested in Senior Loans and other securities that are rated below investment grade or that are unrated but of comparable quality.

RESTRICTIONS ON RESALE. Senior Loans, at present, generally are not readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which the Fund may invest. To the extent that a secondary market may exist for the Senior Loans in which the Fund invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in Senior Loans that are not readily marketable or are subject to restrictions on resale. Because a substantial portion of the Fund's assets may be invested in Senior Loan interests, the ability of the Fund to dispose of its investments in a timely fashion and at a fair price may be restricted, and the Fund and shareholders may suffer capital losses as a result. However, many of the Senior Loans in which the Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which should, in Stein Roe's opinion, enhance the relative liquidity of such interests. The risks associated with illiquidity are particularly acute in situations where the Fund's operations require cash, such as when the Fund makes a Repurchase Offer for its shares, and may result in borrowing to meet short-term cash requirements.

BORROWING. The Fund is authorized to borrow money in an amount up to 33 1/3% of the Fund's total assets (after giving effect to the amount borrowed). The Fund is authorized to borrow money for the purpose of financing long-term investments, obtaining short-term liquidity in connection with quarterly repurchase offers and for temporary, extraordinary or emergency purposes. The use of leverage for investment purposes creates opportunities for greater total returns but at the same time involves risks. Any investment income or gains earned with respect to the amounts borrowed, which is in excess of the interest which is due on the borrowing, will augment the Fund's income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund's shares may decrease more quickly than would otherwise be the case and dividends on the shares would be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to the holders of Shares.

REPURCHASE OFFER RISKS. The Fund, as a fundamental policy, will make quarterly repurchases for 5% to 25% of shares outstanding at net asset value. (See "Periodic Repurchase Offers" below for more information.) However, shares are less liquid than shares of funds that trade on a stock exchange, and Class B and Class C shareholders who offer for repurchase shares held for less than five years and one year, respectively, will pay an EWC. (See "How to Buy Shares.") Under limited circumstances, the Fund may suspend or postpone a quarterly repurchase offer -- the Fund must meet regulatory requirements to do so. There is no guarantee that shareholders will be able to sell all of their shares that they desire to sell in a quarterly repurchase offer.

CLOSED-END FUND RISKS. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list its shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the shares and the shares should be considered illiquid. The shares are, therefore, not readily marketable. The shares of closed-end investment companies often trade at a discount from their net asset values and, in the unlikely event that a secondary market for the shares were to develop, the shares likewise may trade at a discount from net asset value.

LEGISLATION; RESTRICTIONS. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for affected Borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell Senior Loan interests in a manner that results in a price that, in the opinion of Stein Roe, is not indicative of fair value. Were the Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to the Senior Loan interest, the price at which the Fund could consummate such a sale might be adversely affected.

FINANCIAL SERVICES INDUSTRY CONCENTRATION. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.

PREPAYMENT RISK. Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the Fund to replace a Senior Loan with a lower-yielding security. This may adversely affect the net asset value of the Fund's shares.

LIMITED INFORMATION. The types of Senior Loans in which the Fund will invest historically have not been rated by a nationally recognized statistical rating organization, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of Stein Roe than would be the case for an investment company that invests primarily in rated, registered or exchange listed securities.

To the extent that Senior Loans are rated, the Fund may invest in the lowest rated loans, but does not intend to invest more than 5% of its assets in Senior Loans rated below B- or B3 by S&P or Moody's.

NON-DIVERSIFICATION. The Fund has registered as a "non-diversified" investment company so that, subject to its investment restrictions, it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or Participations purchased from a single Lender. (See "Investment Restrictions" in the Statement of Additional Information.) The Fund does not intend, however, to invest more than 5% of the value of its assets in interests in Senior Loans of a single Borrower, and the Fund intends to limit its investments so as to comply with the diversification requirements imposed by the Internal Revenue Code for qualification as a "regulated investment company." To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified investment company to the consequences of any single corporate, economic, political or regulatory occurrence.

ONGOING MONITORING. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. The Fund normally will rely primarily on the Agent (where the Fund is a Primary Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Fund usually will rely on the Agent (where the Fund is a Primary Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Fund of any adverse change in the Borrower's financial condition or any declaration of insolvency. Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loan. Lenders that have sold Participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. Stein Roe will also monitor these aspects of the Fund's investments and, where the Fund is a Primary Lender or owns an Assignment, will be directly involved with the Agent and the other Lenders regarding the exercise of credit remedies.

INVESTMENTS IN EQUITY SECURITIES. To the extent the Fund invests in equity securities, the value of its portfolio will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates, or changing investor sentiment. The stock market can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund's net asset value, which will fluctuate as the value of the securities held by the Fund changes. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

INVESTMENTS IN NON-U.S. ISSUERS. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than are U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, and the potential for political, social and economic adversities.

OTHER PRACTICES. The Fund may use various investment practices that involve special considerations, including engaging in interest rate and other hedging transactions, lending its portfolio securities, entering into when-issued and delayed-delivery transactions and entering into repurchase and reverse repurchase agreements. For further discussion of these practices and associated special considerations, see "Other Investment Practices."

                           OTHER INVESTMENT PRACTICES

Stein Roe may use some or all of the following investment practices when, in its opinion, their use is appropriate. These investment practices involve special risk considerations that are discussed below. Although Stein Roe believes that these investment practices may further the investment objective, no assurance can be given that the utilization of these investment practices will achieve that result.

STRUCTURED NOTES. The Fund may invest up to 10% of its total assets in structured notes, including "total rate of return swaps" with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss, because a relatively small decline in the value of a referenced loan could result in a relatively large loss in the value of a structured note. Structured notes are treated as Senior Loans for purposes of the Fund's policy of normally investing at least 80% of its total assets in Senior Loans.

INTEREST RATE SWAPS AND OTHER HEDGING TRANSACTIONS. The Fund may enter into various interest rate hedging and risk management transactions. These interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate Senior Loans the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the investment portfolio. In addition, the Fund may also engage in hedging transactions, including entering into put and call options, to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. Market conditions will determine whether and in what circumstances the Fund would employ any hedging and risk management techniques. The Fund will not engage in any of these transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the investment portfolio or obligations incurred by the Fund. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of Senior Loans. The Fund will incur brokerage and other costs in connection with its hedging transactions.

The Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest; e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan to a Borrower that has selected an interest rate redetermination period of one year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Fund would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

In circumstances in which Stein Roe anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive with respect to the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive with respect to floating rate portfolio assets being hedged.

The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of Senior Loans depends on Stein Roe's ability to predict correctly the direction and extent of movements in interest rates. Although Stein Roe believes that use of the hedging and risk management techniques described above will benefit the Fund, if Stein Roe's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transaction. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, Stein Roe and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis; i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained. If the Fund enters into a swap on other than a net basis, the Fund will maintain the full amount of its obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange
(NYSE) or other entities determined to be creditworthy by Stein Roe, pursuant to procedures adopted and reviewed on an ongoing basis by the Board. If a default occurs by the other party to such transactions, the Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms Stein Roe believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

New financial products continue to be developed and the Fund may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

"WHEN-ISSUED" AND "DELAYED-DELIVERY" TRANSACTIONS. The Fund may also purchase and sell interests in Senior Loans and other portfolio securities on a "when-issued" and "delayed-delivery" basis. No income accrues to the Fund on such Senior Loans in connection with such purchase transactions prior to the date the Fund actually takes delivery of such Senior Loans. These transactions are subject to market fluctuation; the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such Senior Loans when delivery occurs may be higher or lower than yields on the Senior Loans obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such Senior Loans on such basis only with the intention of actually acquiring these Senior Loans, but the Fund may sell such Senior Loans prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed-delivery" transactions, it will do so for the purpose of acquiring Senior Loans for its investment portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets that may be used to acquire securities on a "when-issued" or "delayed-delivery" basis.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed-upon price on an agreed-upon date) only with member banks of the Federal Reserve System and member firms of the NYSE. When participating in repurchase agreements, the Fund buys securities from a seller (e.g., a bank or brokerage firm) with the agreement that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available liquid assets at minimal market risk, although the Fund may be subject to various delays and risks of loss if the counterparty is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Fund to the counterparty. In evaluating whether to enter into a repurchase agreement, Stein Roe will consider carefully the creditworthiness of the counterparty. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the Bankruptcy Code, the law regarding the rights of the Fund is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and Stein Roe will monitor the value of the collateral. No specific limitation exists as to the percentage of the Fund's assets that may be used to participate in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with respect to debt obligations that could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt security and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed-upon price on an agreed-upon date. The Fund will maintain cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. SEC regulations require either that securities sold by the Fund under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements could involve risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described in the Statement of Additional Information under "Investment Restrictions." The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements as of the time the agreement is entered into.

                         DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS. Income dividends are declared each business day, paid monthly, and confirmed at least quarterly. Capital gains, if any, are distributed at least annually, usually in December. Shares accrue dividends as long as they are issued and outstanding (i.e., from the date the payment for the purchase order is received to the day before the repurchase settles).

Dividend payments are not guaranteed and may vary with each payment. The Fund does not pay "interest" or guarantee any fixed rate of return.

If you do not indicate on your application your preferences for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund. You can choose one of the following options for distributions when you open your account: (1) reinvest all distributions in additional shares of the Fund; (2) reinvest all distributions in shares of another fund; (3) receive dividends in cash and reinvest capital gains; or (4) receive all distributions in cash. Distributions of $10 or less will automatically be reinvested in additional shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares.

The Fund is authorized to borrow money subject to restrictions. (See "How the Fund Invests.") Under the 1940 Act, the Fund may not declare any dividend or other distribution on its shares unless the Fund has, at the time of declaration, asset coverage of at least 300% of its aggregate indebtedness, after deducting the amount of the distribution. This limitation may impair the Fund's ability to maintain its qualification for taxation as a regulated investment company.

INCOME TAXES. The Fund intends to satisfy those requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets necessary to qualify for the special tax treatment afforded to regulated investment companies under the Internal Revenue Code (the "Code") and thereby be relieved of federal income or excise taxes to the extent that it distributes its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. For a detailed discussion of tax issues pertaining to the Fund, see "Additional Income Tax Considerations" in the Statement of Additional Information.

Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in the prior calendar year is deemed paid in the prior calendar year.

You will be subject to federal income tax at ordinary rates on income dividends and distributions of net short-term capital gains. Distributions of net long-term capital gains will be taxable to you as long-term capital gains regardless of the length of time you have held your shares.

You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

A shareholder who, pursuant to a Repurchase Offer, offers all of his or her shares for repurchase (and is not considered to own any other shares pursuant to attribution rules contained in the Code) may realize a taxable gain or loss depending upon the shareholder's basis in the shares. Such gain or loss realized on the disposition of shares (whether pursuant to a Repurchase Offer or in connection with a sale or other taxable disposition of shares in a secondary market) generally will be treated as long-term capital gain or loss if the shares have been held as a capital asset for more than one year and as short-term capital gain or loss if held as a capital asset for one year or less. Starting in 2001, net long-term capital gains realized upon the disposition of shares held longer than five years will be subject to a lower maximum capital gains tax rate than is currently available. If shares are sold at a loss after being held for six months or less, the loss will be treated as long-term instead of short-term capital loss to the extent of any capital gain distributions received on those shares. All or a portion of any loss realized on a sale or exchange of shares of the Fund will be disallowed if the shareholder acquires other shares within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Different tax consequences may apply to shareholders whose shares are repurchased (other than shareholders who do not offer all of their shares for repurchase described in the previous paragraph) and to shareholders who do not offer their shares for repurchase in connection with the Repurchase Offer. For example, if a shareholder offers for repurchase fewer than all his shares, the proceeds received could be treated as a taxable dividend, a return of capital, or capital gain depending on the portion of shares repurchased, the Fund's earnings and profits, and the shareholder's basis in the repurchased shares. Moreover, when fewer than all shares owned by a shareholder are repurchased pursuant to a Repurchase Offer, there is a remote possibility that shareholders whose shares are not repurchased may be considered to have received a deemed distribution that is taxable to them in whole or in part. You may wish to consult your tax advisor prior to offering your shares for repurchase.

BACKUP WITHHOLDING. The Fund may be required to withhold federal income tax ("backup withholding") from certain payments to a shareholder generally distribution payments and redemption proceeds. Backup withholding may be required if:

- the shareholder fails to furnish its properly certified Social Security or other tax identification number;

- the shareholder fails to certify that its tax identification number is correct or that it is not subject to backup withholding due to the underreporting of certain income;

- the Internal Revenue Service (IRS) informs the Fund that the shareholder's tax identification number is incorrect.

These certifications are contained in the application that you should complete and return when you open an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal and state tax consequences of purchasing, holding and disposing of shares, as well as the effects of other state, local and foreign tax laws and any proposed tax law changes.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND INVESTMENT ADVISOR. The Board of Trustees of the Fund has overall management responsibility for the Fund. See "Management" in the Statement of Additional Information for the names of and other information about the trustees, and officers.

The investment advisor, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, IL 60606, is responsible for managing the investment portfolio and the business affairs of the Fund, subject to the direction of the Board. Stein Roe is registered as an investment advisor under the Investment Advisors Act of 1940. Stein Roe is a wholly owned subsidiary of Liberty Funds Group, which is a wholly owned subsidiary of Liberty Financial Services, Inc., which is a wholly owned subsidiary of Liberty Financial Companies, Inc.(Liberty Financial), which is a majority owned subsidiary of Liberty Corporate Holdings, Inc., which is a wholly owned subsidiary of LFC Holdings, Inc., which is a wholly owned subsidiary of Liberty Mutual Insurance Company. Stein Roe and its predecessor have advised and managed mutual funds since 1949 and have been providing investment advisory services since 1932.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit known as Liberty Funds Group (LFG) that includes several separate legal entities. LFG includes affiliates of Stein Roe, including Colonial Management Associates, Inc. (Colonial). The LFG business unit is managed by a single management team. Colonial and other LFG entities also share personnel, facilities, and systems with Stein Roe that may be used in providing administrative or operational services to the Funds. Colonial is a registered investment advisor. Stein Roe also has a wealth management business that is not part of LFG and is managed by a different team. Stein Roe and the other entities that make up LFG are subsidiaries of Liberty Financial.

FEES AND EXPENSES. Stein Roe provides portfolio management services to the Fund for a monthly management fee, computed and accrued daily, based on an annual rate of 0.45% of Average Daily Managed Assets of the Fund. Colonial Management Associates, Inc. provides administrative services to the Fund for a monthly fee, computed and accrued daily, based on an annual rate of 0.20% of Average Daily Managed Assets of the Fund. "Average Daily Managed Assets" of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

Because the fee paid to the Advisor and the Administrator will be calculated on the basis of the Fund's managed assets, which include the proceeds of leverage, the dollar amount of the fees paid by the Fund to the Advisor and Administrator will be higher (and the Advisor and Administrator will be benefited to that extent) when leverage is utilized. The Advisor will utilize leverage only if it would result in a net benefit to the Fund shareholders after taking into account the higher fees and expenses associated with leverage (including higher management and administration fees).

Stein Roe provides office space and executive and other personnel to the Fund and bears any sales or promotional expenses. The Fund pays all expenses other than those paid by Stein Roe, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization.

PORTFOLIO MANAGERS. Brian W. Good and James R. Fellows, vice presidents of Stein Roe, are primarily responsible for the day-to-day management of the Fund. Mr. Fellows and Mr. Good have been employed by Stein Roe since April 1998. Prior thereto, Mr. Good was vice president and portfolio manager at Van Kampen American Capital since 1989 and Mr. Fellows was vice president and senior credit analyst at Van Kampen American Capital since 1988.

TRANSFER AGENT. Liberty Funds Services, Inc. (Transfer Agent), P.O. Box 1722, Boston, MA 02105-1722, a wholly owned subsidiary of Liberty Financial, is the agent of the Fund for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR. Fund shares are offered for sale through Liberty Funds Distributor, Inc. (Distributor). The Distributor is a wholly owned indirect subsidiary of Liberty Financial. The business address of the Distributor is One Financial Center, Boston, MA 02111.

CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02101, is the custodian of the Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold.

                                HOW TO BUY SHARES

Your financial advisor can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated net asset value. In "good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

Outlined below are various ways you can purchase shares:

METHOD                   INSTRUCTIONS

Through your financial Your financial advisor can help you establish your advisor account and buy Fund shares on your behalf.
--------------------------------------------------------------------------------
By check                 For new accounts, send a completed application and
(new account)            check made payable to the Fund to the transfer agent,
                         Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA
                         02105-1722.
--------------------------------------------------------------------------------
By check                 For existing accounts, fill out and return the
(existing account)       additional investment stub included in your quarterly
                         statement, or send a letter of instruction, including
                         your Fund name and account number with a check made
                         payable to the Fund to Liberty Funds Services, Inc.,
                         P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------
By exchange              You or your financial advisor may acquire shares by
                         exchanging shares you own in one Fund for shares of the
                         same class of the Fund at no additional cost. To
                         exchange by telephone, call 1-800-422-3737. There may
                         be an additional charge when exchanging from a money
                         market fund.
--------------------------------------------------------------------------------
By                       wire You may purchase  shares by wiring money from your
                         bank  account  to your Fund  account.  To wire funds to
                         your  Fund  account,  call  1-800-422-3737  to obtain a
                         control number and the wiring instructions.
--------------------------------------------------------------------------------
By electronic funds      You may purchase shares by electronically transferring
transfer                 money from your bank account to your Fund account by
                         calling  1-800-422-3737.  Your money may take up to two
                         business  days to be  invested.  You  must  set up this
                         feature  prior to your  telephone  request.  Be sure to
                         complete the appropriate section of the application.
--------------------------------------------------------------------------------
Automatic                You can make monthly or quarterly investments
investment plan          automatically from your bank account to your Fund
                         account. You can select a pre-authorized amount to be
                         sent via electronic funds transfer. Be sure to complete
                         the appropriate section of the application for this
                         feature.
--------------------------------------------------------------------------------
By dividend              You may automatically invest dividends distributed by
diversification          the Fund into the same class of shares of another fund
                         at no additional sales charge. To invest your dividends in another fund, call 1-800-422-3737.



INVESTMENT MINIMUMS

Initial Investment................      $100,000
Subsequent Investments............           $50
Automatic Investment Plan.........           $50
Retirement Plans..................           $25

The Fund reserves the right to change the investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

The following investors are eligible to purchase Class Z shares: (i) clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee; (ii) a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from Liberty Funds Distributor, Inc., the Fund's distributor, or through a third party broker-dealer; (iii) any insurance company, trust company or bank purchasing shares for its own account; (iv) any endowment, investment company or foundation; (v) clients of investment advisory affiliates of the distributor provided that the clients meet certain criteria established by the distributor and its affiliates; (vi) any shareholder (or family member of such shareholder) who owned shares of any of the funds of Liberty Acorn Trust on September 29,

2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc.; (vii) any person investing all or part of the proceeds of a distribution, roll over or transfer of assets into a Liberty IRA, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or roll over; (viii) any trustee of Liberty Acorn Trust, any employee of Liberty Wanger Asset Management, L.P., or a member of the family of such trustee or employee; and (ix) any person or entity listed in the account registration for any account (such as joint owners, trustees, custodians, and designated beneficiaries) that held shares of any of the funds of Liberty Acorn Trust on September 29, 2000 and that has since then continued to hold shares of any fund distributed by Liberty Funds Distributor, Inc.

Initial purchases of Class Z shares are subject to a minimum purchase amount of $100,000, except that purchases by (a) retirement plans described in clause (ii) above are not subject to any initial investment minimum, and (b) investors described in clauses (vi), (viii) and (ix) above are subject to a minimum purchase amount of $1,000. The Fund reserves the right to change the investment minimums.

                             MULTIPLE SHARE CLASSES

CHOOSING A SHARE CLASS. The Fund offers one class of shares in this prospectus -- Class Z shares. Class Z shares are available to institutional and other investors at net asset value without a sales charge or early withdrawal charge. The Fund also offers Class A, B and C shares through a separate prospectus.

HOW TO EXCHANGE SHARES. Shareholders of the Fund whose shares are repurchased during a Repurchase Offer may exchange those shares for shares of the same class of a fund distributed by Liberty Funds Distributor, Inc. at net asset value. Fund shareholders will not be able to participate in this exchange privilege at any time other than in connection with a Repurchase Offer. If your shares are subject to an EWC, you will not be charged an EWC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC (a CDSC is the deferred sales charge applicable to the open-end Liberty Funds) or EWC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC or EWC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC or EWC will be the EWC of the original Fund.

Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if Stein Roe determines that your exchange activity is likely to adversely impact its ability to manage the Fund.

                           PERIODIC REPURCHASE OFFERS

The Board has adopted share repurchase policies as fundamental policies. Those policies, which may not be changed without the vote of the holders of a majority of the Fund's outstanding voting securities, provide that each calendar quarter, the Fund intends to make a Repurchase Offer to repurchase a portion of the outstanding shares from shareholders who request repurchases. The price of the repurchases of shares normally will be the net asset value per share determined as of the close of business (4 p.m., Eastern time) on the date the Repurchase Offer ends or within a maximum of 14 days after the Repurchase Offer ends as described below.

REPURCHASE PROCEDURE. At the beginning of each Repurchase Offer, shareholders will be notified in writing about the Repurchase Offer, how they may request that the Fund repurchase their shares and the deadline for shareholders to provide their repurchase requests to the Distributor (the "Repurchase Request Deadline"), which is the date the Repurchase Offer ends. The time between the notification of the shareholders and the Repurchase Request Deadline may vary from no more than six weeks to no less than three weeks. For each Repurchase Offer, it is anticipated that each Repurchase Request Deadline will be on the 15th day in each of the months of February, May, August and November, or, if the 15th day is not a business day, the next business day. The repurchase price of the shares will be the net asset value as of the close of the NYSE on the date on which the repurchase price of shares will be determined (the "Repurchase Pricing Date"). It is anticipated that normally the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline, and if so, the Repurchase Request Deadline will be set for a time no later than the close of the NYSE on such date. The Fund has determined that the Repurchase Pricing Date may occur no later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day.

The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act and other pertinent laws. Shares offered for repurchase by shareholders by any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders in cash within seven days after each Repurchase Pricing Date. The end of the seven days is referred to as the "Repurchase Payment Deadline."

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested, which may reduce returns. Moreover, diminution in the size of the Fund through repurchases without offsetting new sales may result in untimely sales of Senior Loans and a higher expense ratio and may limit the ability of the Fund to participate in new investment opportunities. The Fund may borrow to meet repurchase obligations, which entails risks and costs (see "Borrowing"). The Fund may also sell Senior Loans to meet repurchase obligations which may adversely affect the market for Senior Loans and reduce the Fund's value.

REPURCHASE AMOUNTS. The Board, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the "Repurchase Offer Amount") for a given Repurchase Request Deadline. However, the Repurchase Offer Amount will be at least 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders offer for repurchase more than the Repurchase Offer Amount for a given Repurchase Offer, the Fund may repurchase an additional amount of shares of up to 2% of the shares outstanding on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if the Fund determines to repurchase the additional 2% of the shares outstanding, but Fund shareholders offer shares for repurchase in excess of that amount, the Fund will repurchase the shares on a pro rata basis. The Fund may, however, accept all shares offered for repurchase by shareholders who own less than 100 shares and who offer all their shares, before accepting on a pro rata basis shares offered by other shareholders. In the event there is an oversubscription of a Repurchase Offer, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund at net asset value during the Repurchase Offer.

NOTICES TO SHAREHOLDERS. Notice of each quarterly Repurchase Offer (and any additional discretionary repurchase offers) will be given to each beneficial owner of shares between 21 and 42 days before each Repurchase Request Deadline. The notice will contain information shareholders should consider in deciding whether or not to offer their shares for repurchase. The notice will also include detailed instructions on how to offer shares for repurchase. The notice will state the Repurchase Offer Amount. The notice will also identify the dates of the Repurchase Request Deadline, scheduled Repurchase Pricing Date, and scheduled Repurchase Payment Deadline. The notice will describe the risk of fluctuation in the net asset value between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the scheduled Repurchase Pricing Date (if the scheduled Repurchase Pricing Date is not the Repurchase Request Deadline). The notice will describe (i) the procedures for shareholders to offer their shares for repurchase, (ii) the procedures for the Fund to repurchase shares on a pro rata basis, (iii) the circumstances in which the Fund may suspend or postpone a Repurchase Offer, and (iv) the procedures that will enable shareholders to withdraw or modify their offers of shares for repurchase until the Repurchase Request Deadline. The notice will set forth the net asset value of the shares to be repurchased no more than seven days before the date of notification, and how shareholders may as certain the net asset value after the notification date.

REPURCHASE PRICE. The current net asset value of the shares is computed daily. The Board has determined that the time at which the net asset value will be computed will be as of the close of regular session trading on the NYSE. You may call 1-800-345-6611 to learn the net asset value per share. The notice of the Repurchase Offer will also provide information concerning the net asset value per share, such as the net asset value as of a recent date or a sampling of recent net asset values, and a toll-free number for information regarding the Repurchase Offer.

SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER. The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

LIQUIDITY REQUIREMENTS. The Fund must maintain liquid assets equal to their Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of their respective net assets equal to at least 100% of the Repurchase Offer Amount consists of assets (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (b) that mature by the Repurchase Payment Deadline.

The Board of the Fund has adopted procedures that are reasonably designed to ensure that the assets are sufficiently liquid so that the Fund can comply with the Repurchase Offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, their respective Boards will take whatever action they deem appropriate to ensure compliance.

                                 NET ASSET VALUE

The purchase or redemption price of shares is generally the net asset value per share except for Class A share purchases at the public offering price. The Fund determines the net asset value of its shares as of the close of regular session trading on the NYSE (currently 4 p.m., Eastern time) by dividing the difference between the values of its assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value should be determined on any such day, in which case the determination will be made at 4 p.m., Eastern time.

The Senior Loans in which the Fund will invest generally are not listed on any securities exchange. Certain Senior Loans are traded by institutional investors in an over-the-counter secondary market for Senior Loan obligations that has developed over the past several years. This secondary market for those Senior Loans generally is comparatively illiquid relative to markets for other income securities and no active trading market exists for many Senior Loans. In determining net asset value, the Fund will utilize the valuations of Senior Loans furnished to Stein Roe by an independent third-party pricing service. The pricing service provider has no obligation to provide a valuation for a Senior Loan if it believes that it cannot determine such a valuation. There can be no assurance that the pricing service provider will continue to provide these services or will provide a value for each Senior Loan held by the Fund. However, Stein Roe believes that if the pricing service provider declines to continue to act as such for the Fund, or does not provide values for a significant portion of the Senior Loans in the Fund's portfolio, one or more alternative independent third-party pricing service providers will be available to provide comparable services on similar terms.

A pricing service provider typically will value Senior Loans at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations are readily available. Senior Loans for which current quotations are not readily available are valued at a fair value as determined by the pricing service provider using a wide range of market data and other information and analysis, including credit considerations considered relevant by the pricing service provider to determine valuations. The procedures of any pricing service provider and its valuations will be reviewed by the officers of Stein Roe under the general supervision of the Board. If Stein Roe believes that a value provided by a pricing service provider does not represent a fair value as a result of information, specific to that Senior Loan or Borrower or its affiliates, of which Stein Roe believes that the pricing agent may not be aware, Stein Roe may in its discretion value the Senior Loan subject to procedures approved by the Board and reviewed on a periodic basis, and the Fund will utilize that price instead of the price as determined by the pricing service provider. In addition to such information, Stein Roe will consider, among other factors, (i) the creditworthiness of the Borrower and (ii) the current interest rate, the period until next interest rate reset and maturity of such Senior Loan interests in determining a fair value of a Senior Loan. If the pricing service does not provide a value for a Senior Loan or if no pricing service provider is then acting, a value will be determined by Stein Roe in the manner described above.

It is expected that the Fund's net asset value will fluctuate as a function of interest rate and credit factors. Although the Fund's net asset value will vary, Stein Roe expects the Fund's policy of acquiring interests in floating or variable rate Senior Loans to minimize fluctuations in net asset value as a result of changes in interest rates. Accordingly, Stein Roe expects the value of the investment portfolio to fluctuate significantly less than a portfolio of fixed-rate, longer term obligations as a result of interest rate changes.

Other long-term debt securities for which market quotations are not readily available are valued at fair value based on valuations provided by pricing services approved by the Board, which may employ electronic data processing techniques, including a matrix system, to determine valuations. The value of interest rate swaps, caps, and floors will be determined in accordance with a formula and then confirmed periodically by obtaining a quotation. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost, which does not take into account unrealized gains or losses. The Board believes that the amortized cost represents a fair value for such securities. Short-term debt securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix prepared by Stein Roe based on quotations for comparable securities. Other assets and securities held by the Fund for which these valuation methods do not produce a fair value are valued by a method that the Board believes will determine a fair value.

                             PERFORMANCE INFORMATION

The Fund seeks to provide an effective yield that is higher than other short-term instrument alternatives. From time to time, the Fund may include its current and/or effective yield based on various specific time periods. Yields will fluctuate from time to time and are not necessarily representative of future results.

The current yield is calculated by annualizing the most recent monthly distribution (i.e., multiplying the distribution amount by 365/31 for a 31 day month) and dividing the product by the current maximum offering price. The effective yield is calculated by dividing the current yield by 365/31 and adding
1. The resulting quotient is then taken to the 365/31st power and reduced by 1. The result is the effective yield.

On occasion, the Fund may compare its yield to: (a) LIBOR, quoted daily in the Wall Street Journal; (b) the CD Rate as quoted daily in the Wall Street Journal as the average of top rates paid by major New York banks on primary new issues of negotiable CDs, usually on amounts of $1 million or more; (c) the Prime Rate, quoted daily in The Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks; (d) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds; (e) the average yield reported by the Bank Rate Monitor National Index(TM) for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas; (f) yield data published by Lipper, Inc.; (g) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding; or (h) the yield on an index of loan funds comprised of all continually offered closed-end bank loan funds, as categorized by Lipper (the "loan fund index"). In addition, the Fund may compare the Prime Rate, the Donoghue's averages and the other yield data described above to each other. Yield comparisons should not be considered indicative of the Fund's yield or relative performance for any future period.

From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information may include a distribution rate and an average compounded distribution rate of the Fund for specified periods of time. Such information may also include performance rankings and similar information from independent organizations such as Lipper, Inc., Business Week, Forbes or other industry publications.

The Fund's distribution rate generally is determined on a monthly basis with respect to the immediately preceding monthly distribution period. The distribution rate is computed by first annualizing the Fund's distributions per Share during such a monthly distribution period and dividing the annualized distribution by the Fund's maximum offering price per Share on the last day of such period. The Fund calculates the compounded distribution rate by adding one to the monthly distribution rate, raising the sum to the power of 12 and subtracting one from the product. In circumstances in which the Fund believes that, as a result of decreases in market rates of interest, its expected monthly distributions may be less than the distributions with respect to the immediately preceding monthly distribution period, the Fund reserves the right to calculate the distribution rate on the basis of a period of less than one month.

When utilized by the Fund, distribution rate and compounded distribution rate figures are based on historical performance and are not intended to indicate future performance. Distribution rate, compounded distribution rate and net asset value per share can be expected to fluctuate over time.

Advertisements and communications to present or prospective shareholders also may cite a total return for any period. Total return is calculated by subtracting the net asset value of a single purchase of shares at a given date from the net asset value of those shares (assuming reinvestment of distributions) or a later date. The difference divided by the original net asset value is the total return. The Fund may include information about the total return on the Loan Fund Index, and compare that to the total return of the Fund and other indices. In calculating the Fund's total return, all dividends and distributions are assumed to be reinvested in additional shares of the Fund at net asset value. Therefore, the calculation of the Fund's total return and effective yield reflects the effect of compounding. The calculations of total return, current yield and effective yield do not reflect the amount of any shareholder income tax liability, which would reduce the performance quoted. If the Fund's fees or expenses are waived or reimbursed, the Fund's performance will be higher.

Finally, the Fund may include information on the history of its net asset value per share and the net asset value per share of the Loan Fund Index, including comparisons between them, in advertisements and other material furnished to present and prospective shareholders. Information about the performance of the Fund or other investments is not necessarily indicative of future performance and should not be considered a representative of what an investor's yield or total return may be in the future.

                     ORGANIZATION AND DESCRIPTION OF SHARES

The Fund is a Massachusetts business trust organized under an Agreement and Declaration of Trust (Declaration of Trust) dated June 8, 1999, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Fund's shareholders or its trustees. The Fund offers four classes of shares -- Class A, Class B, Class C, and Class Z. Class A, B and C shares are offered through a separate prospectus.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Fund could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. However, the Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against the Fund shall look only to its assets for payment under such credit, contract or claim, and that the shareholders, trustees and officers of the Fund shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Fund. Further, the Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Fund was unable to meet its obligations.

The shares are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund's knowledge, is there, or is there expected to be, any secondary trading market in the shares.

DIVIDENDS, VOTING AND LIQUIDATION RIGHTS. Each common share of beneficial interest of the Fund has one vote and shares equally with other shares of its class in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All shares, when issued, are fully paid and are non-assessable by the Fund. There are no preemptive or conversion rights applicable to any of the common shares except for such conversion rights that may be established by the Trustees in connection with the designation of a class of shares including the conversion of Class B shares to Class A shares eight years after purchase. Fund shares do not have cumulative voting rights and, as such, holders of more than 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Fund does not intend to hold annual meetings of shareholders.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. In addition, in the event a secondary market were to develop in the shares, such provisions could have the effect of depriving holders of shares of an opportunity to sell their shares at a premium over prevailing market prices.

The Declaration of Trust requires the favorable vote of the holders of not less than three-fourths of the outstanding shares then entitled to vote to authorize certain transactions, unless at least three-fourths of the members of the Board then in office and at least three-fourths of the non-interested trustees who have acted in such capacities for at least 12 months (or since commencement of operation if that period is less than 12 months) authorize such transaction and then only a vote of the majority of the holders of the outstanding shares then entitled to vote is required.

The Board has determined that the voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

STATUS OF SHARES. The Board of Trustees may classify or reclassify any issued or unissued shares of the Fund into shares of any class by redesignating such shares or by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of repurchase of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.

As of November 30, 2000, the following shares of the Fund were outstanding:

------------------------------------------------------------------------------------------------
                       (2)                  (3)                              (4)
      (1)            Amount      Amount held by Fund or for    Amount Outstanding Exclusive of
 Title of Class    Authorized           its Account                   Amount Shown Under
------------------------------------------------------------------------------------------------
Class A             Unlimited                0                          7,641,266.122
------------------------------------------------------------------------------------------------
Class B             Unlimited                0                          2,909,518.071
------------------------------------------------------------------------------------------------
Class C             Unlimited                0                          2,592,433.568
------------------------------------------------------------------------------------------------
Class Z             Unlimited                0                             225,667.843
------------------------------------------------------------------------------------------------


                               SHAREHOLDER REPORTS

The Fund issues reports to its shareholders semi-annually that include financial information.

                              FINANCIAL STATEMENTS

The Fund will furnish without charge, when available, copies of its Annual Report and any subsequent Semi-Annual Report to shareholders upon request to the Fund, One Financial Center, Boston, Massachusetts 02111, toll-free 1-800-422-3737.

                              TABLE OF CONTENTS OF
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page

The Fund....................................................................2
Investment Policies.........................................................2
Portfolio Investments and Strategies........................................3
Investment Restrictions....................................................11
Other Investment Policies..................................................12
Repurchase Offer Fundamental Policy........................................12
Management of the Fund.....................................................13
Financial Statements.......................................................16
Principal Shareholders.....................................................17
Investment Advisory and Other Services.....................................17
Distributor................................................................18
Transfer Agent.............................................................21
Custodian..................................................................21
Independent Accountants....................................................21
Programs for Reducing or Eliminating Sales Charges.........................22
Portfolio Transactions.....................................................25
Additional Income Tax Considerations.......................................30
Investment Performance.....................................................31
Appendix -- Ratings........................................................33








                       [LIBERTY FUNDS LOGO]
                       Liberty Funds Distributor, Inc. (C)2001
                       One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com

762-01/256E-1200

LIBERTY FUNDS TRUST I                       LIBERTY FUNDS TRUST IV
Liberty High Yield Securities Fund          Liberty High Yield Municipal Fund
Liberty Income Fund                         Liberty Intermediate Tax-Exempt Fund
Liberty Strategic Income Fund               Liberty Tax-Exempt Fund
Liberty Tax-Managed Aggressive Growth Fund  Liberty Tax-Exempt Insured Fund
Liberty Tax-Managed Value Fund              Liberty Municipal Money Market Fund
Liberty Tax-Managed Growth Fund             Liberty Utilities Fund
Liberty Tax-Managed Growth Fund II
                                          LIBERTY FUNDS TRUST V
LIBERTY FUNDS TRUST II                    Liberty California Tax-Exempt Fund
Liberty Intermediate Government Fund      Liberty Connecticut Tax-Exempt Fund
Liberty Money Market Fund                 Liberty Florida Tax-Exempt Fund
Liberty Newport Greater China Fund        Liberty Massachusetts Tax-Exempt Fund
Liberty Newport Japan Opportunities Fund  Liberty Michigan Tax-Exempt Fund
Liberty Newport Tiger Cub Fund            Liberty Minnesota Tax-Exempt Fund
Liberty Short-Term Government Fund        Liberty New York Tax-Exempt Fund
                                          Liberty North Carolina Tax-Exempt Fund
LIBERTY FUNDS TRUST III                   Liberty Ohio Tax-Exempt Fund
Liberty Contrarian Balanced Fund
Liberty Contrarian Fund                      LIBERTY FUNDS TRUST VI
Liberty Contrarian Equity Fund               Liberty Growth & Income Fund
Liberty Contrarian Small-Cap Fund            Liberty Newport Asia Pacific Fund
Liberty Oregon Tax-Free Fund                 Liberty Small-Cap Value Fund
Liberty Contrarian Income Fund               Liberty Value Fund
Liberty Federal Securities Fund
Liberty Newport Global Equity Fund           LIBERTY FUNDS TRUST VII
Liberty Newport Global Utilities Fund        Liberty Newport Europe Fund
Liberty Newport International Equity Fund    Liberty Newport Tiger Fund
Liberty Select Value Fund
The Liberty Fund                           LIBERTY FLOATING RATE ADVANTAGE FUND
Liberty Special Fund
Liberty Strategic Balanced Fund


The Funds listed above are referred to collectively as the "Funds" and the Trusts listed above are referred to collectively as the "Trusts."

               Supplement to Statements of Additional Information

Each Fund's Statement of Additional Information is amended as follows:

1. Special Meetings of Shareholders of the Funds (Meetings) were held on December 27, 2000. At the Meetings, each of Douglas A. Hacker, Janet Langford Kelly, Charles R. Nelson and Thomas C. Theobald were elected as new trustees of the Trusts. Set forth below is information on each of the new trustees.

Name and Address            Age     Position with Trust  Principal Occupation During Past Five Years
----------------            ---     -------------------  -------------------------------------------

Douglas A. Hacker           43      Trustee              Executive Vice President and Chief Financial Officer of
P.O. Box 66100                                           UAL, Inc. (airline) since July, 1999; Senior Vice
Chicago, IL 60666                                        President and Chief Financial Officer of UAL, Inc. prior
                                                         thereto.

Janet Langford Kelly        41      Trustee              Executive Vice President-Corporate Development, General
One Kellogg Square                                       Counsel, and Secretary, Kellogg Company (food, beverage
Battle Creek, MI 49016                                   and tobacco manufacturer), since September, 1999; Senior
                                                         Vice         President,
                                                         Secretary  and  General
                                                         Counsel,    Sara    Lee
                                                         Corporation   (branded,
                                                         packaged,
                                                         consumer-products
                                                         manufacturer)     prior
                                                         thereto.

Charles R. Nelson           57      Trustee              Van Voorhis Professor, Department of Economics,
Department of Economics                                  University of Washington; consultant on economic and
University of Washington                                 statistical matters.
Seattle, WA 98195

Thomas C. Theobald          62      Trustee              Managing Director, William Blair Capital Partners
Suite 1300                                               (private equity investing) since 1994; (formerly Chief
222 West Adams Street                                    Executive Officer and Chairman of the Board of Directors,
Chicago, IL 60606                                        Continental Bank Corporation); Director of Xerox
                                                         Corporation   (business
                                                         products and services),
                                                         Anixter   International
                                                         (network        support
                                                         equipment distributor),
                                                         Jones   Lang    LaSalle
                                                         (real estate management
                                                         services)    and   MONY
                                                         Group (life insurance).

The Board of Trustees consists of the four new trustees as well as the current trustees, Ms. Verville and Messrs. Lowry, Macera, Mayer, Neuhauser, Palombo and Stitzel. Ms. Collins and Messrs. Bleasdale, Grinnell and Moody did not stand for reelection and retired on December 27, 2000. The Funds do not currently provide pension or retirement plan benefits to the Trustees.

The following table sets forth the compensation paid to Ms. Kelly and Messrs. Hacker, Nelson and Theobald in their capacities as Trustees of the Stein Roe Funds Complex1:

                            Total Compensation From the Fund Complex Paid to the
Trustee                   Trustees for the Calendar Year Ended December 31, 1999
-------                   ------------------------------------------------------

Douglas A. Hacker                                $ 93,950
Janet Langford Kelly                              103,450
Charles R. Nelson                                 108,050
Thomas C. Theobald                                103,450

2. The following persons were elected as officers of each Trust by the Trustees:

Name and Age                  Position with Trust   Principal Occupation During Past Five Years
------------                  -------------------   -------------------------------------------

J. Kevin Connaughton (36)     Treasurer             Treasurer and Chief Financial Officer of the Funds and
                                                    of the Liberty All-Star Funds since December, 2000
                                                    (formerly Controller of the Funds from February, 1998
                                                    to October, 2000); Vice President of Colonial
                                                    Management Associates, Inc. (CMA) since February, 1998
                                                    (formerly Senior Tax Manager, Coopers & Lybrand, LLP
                                                    from April, 1996 to January, 1998; Vice President, 440
                                                    Financial Group/First Data Investor Services Group
                                                    from March, 1994 to April, 1996).

Michael G. Clarke (31)        Controller            Controller of the Funds and of the Liberty All-Star
                                                    Funds since December, 2000, Assistant Vice President
                                                    of CMA since August, 1999; Assistant Vice President of
                                                    LFG since April, 2000 (formerly Audit Manager from
                                                    May, 1997 to August, 1999, Audit Senior Accountant
                                                    from September, 1995 to May, 1997 and Audit Staff
                                                    Accountant from September, 1993 to September, 1995 of
                                                    Deloitte & Touche LLP).

Kevin M. Carome (44)          Executive Vice        Executive Vice President of Funds and of the Liberty
                                President           All-Star Funds since October, 2000; Executive Vice
                                                    President of the  Stein Roe Funds Complex since May,
                                                    1999 (formerly Vice President from April, 1998
                                                    to May, 1999, Assistant Secretary from April, 1998
                                                    to February, 2000 and Secretary from February,
                                                    2000 to May, 2000); Chief Legal Officer of Liberty
                                                    Financial  Companies,  Inc. (LFC) since August, 2000;
                                                    Senior Vice President, Legal since January,  1999 of LFG;
                                                    Associate   General  Counsel and  Vice  President of LFC
                                                    through January, 1999; Executive Vice President and
                                                    Assistant Secretary of Stein Roe &  Farnham, Inc. since
                                                    January, 2001 (formerly General Counsel and
                                                    Secretary of Stein Roe & Farnham, Inc. from January,
                                                    1998 to December, 1999).

William J. Ballou (35)        Secretary             Secretary of the Funds and of the Liberty All-Star
                                                    Funds since October, 2000 (formerly Assistant
                                                    Secretary from October, 1997 to October, 2000);
                                                    Assistant Secretary of the Stein Roe Funds Complex
                                                    since May, 2000; Vice President, Assistant Secretary
                                                    and Counsel of CMA since October, 1997; Vice President
                                                    and Counsel since April, 2000, and Assistant Secretary
                                                    since December, 1998 of Liberty Funds Group LLC (LFG)
                                                    (formerly Associate Counsel, Massachusetts Financial
                                                    Services Company from May, 1995 to September, 1997).
















G-35/521E-0101                                                  January 16, 2001

------------------------------
1 As of November 30, 2000, the Stein Roe Funds Complex consisted of the Liberty Floating Rate Fund, the Stein Roe Floating Rate Limited Liability Company, Liberty-Stein Roe Institutional Floating Rate Income Fund, and the following open-end mutual funds: four series of Liberty-Stein Roe Funds Income Trust, four series of Liberty-Stein Roe Funds Municipal Trust, 12 series of Liberty-Stein Roe Funds Investment Trust, four series of Liberty-Stein Roe Advisor Trust, one series of Stein Roe Trust, 12 portfolios of SR&F Base Trust, and five series of SteinRoe Variable Investment Trust.

                STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 1, 2001

                      LIBERTY FLOATING RATE ADVANTAGE FUND

                One Financial Center, Boston, Massachusetts 02111
                                  800-345-6611


     This Statement of Additional Information is not a prospectus but provides additional information that should be read in conjunction with the Fund's Prospectus dated January 1, 2001 and any supplements thereto. A Prospectus may be obtained at no charge by telephoning 800-426-3750.

                                TABLE OF CONTENTS

                                                                            Page

The Fund ...................................................................2
Investment Policies.........................................................2
Portfolio Investments and Strategies........................................3
Investment Restrictions....................................................11
Other Investment Policies..................................................12
Repurchase Offer Fundamental Policy........................................12
Management of the Fund.....................................................13
Financial Statements.......................................................16
Principal Shareholders.....................................................17
Investment Advisory and Other Services.....................................17
Distributor................................................................18
Transfer Agent.............................................................21
Custodian..................................................................21
Independent Accountants....................................................21
Programs for Reducing or Eliminating Sales Charges.........................22
Portfolio Transactions.....................................................25
Additional Income Tax Considerations.......................................30
Investment Performance.....................................................31
Appendix -- Ratings........................................................33

762-16/258-1200

                                    THE FUND

     Liberty Floating Rate Advantage Fund ("Fund") is a non-diversified, closed-end management investment company. The Fund is engaged in a continuous public offering of its shares. The Fund makes Repurchase Offers on a quarterly basis to repurchase between 5% and 25% of its outstanding shares at the then current net asset value of the shares. Capitalized terms used in this Statement of Additional Information and not otherwise defined have the meanings given them in the Fund's Prospectus. The Fund offers four classes of shares -- Classes A, B, C, and Z. On July 14, 2000, the Fund's name was changed from Liberty-Stein Roe Advisor Floating Rate Advantage Fund to Liberty Floating Rate Advantage Fund.

     Stein Roe & Farnham Incorporated ("Stein Roe") provides investment advisory services to the Fund. Colonial Management Associates, Inc. ("Colonial") provides administrative, accounting and recordkeeping services to the Fund.

     Code of Ethics. The Fund, the Advisor, and LFD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the funds.

                               INVESTMENT POLICIES

     The following information supplements the discussion of the investment objectives and policies of the Fund described in the Prospectus. In pursuing its objective, the Fund will invest as described below and may employ the investment techniques described in the Prospectus and elsewhere in this Statement of Additional Information. The investment objective is a non-fundamental policy and may be changed by the Board without the approval of a "majority of the outstanding voting securities"(1) of the Fund.

     The investment objective of the Fund is to provide a high level of current income, consistent with preservation of capital. To achieve this objective the Fund invests primarily (at least 80% of its total assets) in a portfolio of Senior Loans to Borrowers that operate in a variety of industries and geographic regions (including domestic and foreign entities).

     Under normal market conditions, at least 80% of the Fund's total assets will be invested in Senior Loans of domestic Borrowers or foreign Borrowers (so long as Senior Loans to such foreign Borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in



-------------------
(1) A "majority of the outstanding voting securities" means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares.

U.S. dollars). Although most Senior Loans are secured, the Fund may invest up to 20% of its total assets in interests in Senior Loans that are not secured by any collateral and in other permitted investments (as described below).

     In addition, during normal market conditions, the Fund may invest up to 20% of its total assets (including assets maintained by the Fund as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and, in limited circumstances, junior debt securities acquired in connection with the Fund's investments in Senior Loans. Such high quality, short-term securities may include commercial paper rated at least Baa, P-3 or higher by Moody's or BBB, A-3 or higher by S&P (or if unrated, determined by Stein Roe to be of comparable quality), interests in short-term loans and short-term loan participations of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such rating categories (or having no such rating, determined by Stein Roe to be of comparable quality), certificates of deposit and bankers' acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such high quality, short-term securities may pay interest at rates that are periodically redetermined or may pay interest at fixed rates. For more information, please refer to the Prospectus under the caption "Investment Objectives and Policies."

                      PORTFOLIO INVESTMENTS AND STRATEGIES

     The following sets forth information about the investment policies of the Fund and the types of securities the Fund may buy. Please read this information together with information in the Prospectus under the caption "How the Fund Invests."

     Senior Loans. Senior Loans generally are arranged through private negotiations between a Borrower and the Lenders represented in each case by one or more Agents of the several Lenders. Senior Loans in which the Fund will purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. The Senior Loans in the Fund's investment portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 90 days or less. Because of prepayment provisions, the economic maturity of Senior Loans may vary substantially from the stated maturity of such loans. As a result of anticipated prepayments from time to time of Senior Loans in the investment portfolio, based on historical experience, Stein Roe believes that the economic maturity of Senior Loans in the portfolio will be approximately 18-24 months.

     Participations and Assignments. The Fund may invest in Participations in Senior Loans, may purchase Assignments of portions of Senior Loans from third parties and may act as one of the group of Primary Lenders.

     When the Fund purchases a Participation, the Fund will typically enter into a contractual relationship with the Lender selling the Participation, but not with the Borrower. As a result, the Fund will assume the credit risk of both the Borrower and the Lender selling the Participation, and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. The Fund will purchase a Participation only when the Lender selling the Participation, and any other institution interpositioned between such Lender and the Fund at the time of investment have outstanding debt obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or, if unrated, determined by Stein Roe to be of comparable quality. The rights of the Fund when it acquires a Participation may be different from, and more limited than, the rights of Primary Lenders or of persons who acquire an Assignment. The Fund may pay a fee or forgo a portion of interest payments to the Lender selling a Participation or Assignment pursuant to the terms of such Participation or Assignment.

     Debt Restructuring. The Fund may purchase and retain in its portfolio an interest in a Senior Loan to a Borrower that has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. Stein Roe's decision to purchase or retain such an interest will depend on its assessment of the likelihood that the Fund ultimately will receive full repayment of the principal amount of the Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal, and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, Stein Roe's evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio. Any equity security or junior debt security held by the Fund will not be treated as a Senior Loan and thus will not count toward the 80% of total assets that normally will be invested in Senior Loans.

     Bridge Financing. The Fund may acquire interests in Senior Loans that are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Borrower's use of a bridge loan involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

     Other Securities. The Fund will acquire warrants, equity securities and junior debt securities only as are incident to the purchase or intended purchase of interests in collateralized Senior Loans. The Fund generally will acquire interests in warrants, equity securities and junior debt securities only when Stein Roe believes that the relative value being given by the Fund in exchange for such interests is substantially outweighed by the potential value of such instruments.

     Investment in warrants, equity securities and junior debt securities entails certain risks in addition to those associated with investments in Senior Loans. Warrants and equity securities have a subordinate claim on a Borrower's assets as compared with debt securities, and junior debt securities have a subordinate claim on such assets as compared with Senior Loans. As such, the values of warrants and equity securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may have an adverse impact on the ability of the Fund to minimize fluctuations in its net asset value.

     Defensive Investment Policy. If Stein Roe determines that market conditions temporarily warrant a defensive investment policy, the Fund may (but is not required to) invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and high quality, short-term debt securities. The Fund may also engage in interest rate and other hedging transactions, lend portfolio holdings, purchase and sell interests in Senior Loans and other portfolio debt securities on a "when-issued" or
"delayed-delivery" basis, and enter into repurchase and reverse repurchase agreements. These investment practices involve certain special risk considerations. Stein Roe may use some or all of the following investment practices when, in the opinion of Stein Roe, their use is appropriate. Although Stein Roe believes that these investment practices may further the Fund's investment objective, no assurance can be given that the utilization of these investment practices will achieve that result.

     Structured Notes. The Fund may invest up to 10% of its total assets in structured notes, including "total rate of return swaps" with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, which is a speculative technique. Leverage magnifies the potential for gain and the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of a structured note. Structured notes are treated as Senior Loans for purposes of the Fund's policy of normally investing at least 80% of its assets in Senior Loans.

     Derivatives. The Fund may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's investment portfolio.

     Hedging Transactions. In addition, the Fund may also engage in hedging transactions, including entering into put and call options, to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. Market conditions will determine whether and in what circumstances the Fund would employ any hedging and risk management techniques. The Fund will not engage in any of the transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the investment portfolio or obligations incurred by the Fund. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of portfolio securities. The Fund will incur brokerage and other costs in connection with its hedging transactions.

     Interest Rate Swaps, Caps and Floors. The Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest; e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan to a Borrower that has selected an interest rate redetermination period of one year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Fund would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

     The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into swaps, caps or floors, if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

     In circumstances in which Stein Roe anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty that would wholly or partially offset the decrease in the payments it would receive with respect to the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive with respect to floating rate portfolio assets being hedged.

     The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of Senior Loans depends on Stein Roe's ability to predict correctly the direction and extent of movements in interest rates. Although Stein Roe believes that use of the hedging and risk management techniques described above will benefit the Fund, if Stein Roe's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance could be worse than if it had not entered into any such transaction. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

     Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, Stein Roe and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis; i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained. If the Fund enters into a swap on other than a net basis, the Fund will maintain the full amount of its obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange
(NYSE) or other entities determined to be creditworthy by Stein Roe, pursuant to procedures adopted and reviewed on an ongoing basis by the Board. If a default occurs by the other party to such transactions, the Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms Stein Roe believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

     New Financial Products. New financial products continue to be developed and the Fund may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

     Borrowing. The Fund is authorized to borrow money in an amount up to 33 1/3% of the Fund's total assets (after giving effect to the amount borrowed). The Fund is authorized to borrow money for the purpose of financing long-term investments, obtaining short-term liquidity in connection with quarterly repurchase offers and for temporary, extraordinary or emergency purposes. The use of leverage for investment purposes creates opportunities for greater total returns but at the same time involves certain risks. Any investment income or gains earned with respect to the amounts borrowed, which is in excess of the interest which is due on the borrowing, will augment the Fund's income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund's shares may decrease more quickly than would otherwise be the case and dividends on the shares would be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to the holders of Shares.

     Lending of Portfolio Holdings. The Fund may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. Such loans may be made, without limit, to brokers, dealers, banks or other recognized institutional Borrowers of financial instruments and would be required to be secured continuously by collateral, including cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the financial instruments loaned. The Fund would have the right to call a loan and obtain the financial instruments loaned at any time on five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the financial instruments loaned and also would receive compensation from the investment of the collateral. The Fund would not have the right to vote any financial instruments having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the financial instruments or in anticipation of the giving or withholding of their consent on a material matter affecting the financial instruments. As with other extensions of credit, such loans entail risks of delay in recovery or even loss of rights in the collateral should the Borrower of the financial instruments fail financially. However, the loans would be made only to borrowers deemed by Stein Roe to be of good standing and when, in the judgment of Stein Roe, the consideration that can be earned currently from loans of this type justifies the attendant risk. The creditworthiness of firms to which the Fund lends its portfolio holdings will be monitored on an ongoing basis by Stein Roe pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board. No specific limitation exists as to the percentage of the Fund's assets that the Fund may lend.

     "When-Issued" and "Delayed-Delivery" Transactions. The Fund may also purchase and sell interests in Senior Loans and other portfolio securities on a "when-issued" and "delayed-delivery" basis. No income accrues to the Fund on such Senior Loans in connection with such purchase transactions prior to the date the Fund actually takes delivery of such Senior Loans. These transactions are subject to market fluctuation, the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such Senior Loans when delivery occurs may be higher or lower than yields on the Senior Loans obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain cash or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such Senior Loans on such basis only with the intention of actually acquiring these Senior Loans, but the Fund may sell such Senior Loans prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed-delivery" transactions, it will do so for the purpose of acquiring Senior Loans for its investment portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. No specific limitations exist as to the percentage of the Fund's assets that may be used to acquire securities on a "when-issued" or "delayed-delivery" basis.

     Repurchase Agreements. The Fund may enter into repurchase agreements (a purchase of, and simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the NYSE. In entering into a repurchase agreement, the Fund buys securities from the bank or broker-dealer, with the agreement that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available liquid assets at minimal market risk, although the Fund may be subject to various delays and risks of loss if the counterparty is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Fund to the counterparty. In evaluating whether to enter into a repurchase agreement, Stein Roe will consider carefully the creditworthiness of the counterparty. If the bank or broker-dealer that is the seller petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. The securities underlying a repurchase agreement will be marked to market every business day and adjusted in amount so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and Stein Roe will monitor the value of the collateral. No specific limitation exists as to the percentage of the Fund's assets that may be invested in repurchase agreements.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to debt obligations that could otherwise be sold by the Fund. Under a reverse repurchase agreement, the Fund sells a debt security and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker-dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund will maintain cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. SEC regulations require either that securities sold by the Fund under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements are considered borrowings by the Fund and as such are subject to the restrictions on borrowing described below under "Investment Restrictions." The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements as of the time the agreement is entered into.

     Rated Securities. For a description of the ratings applied by Moody's and S&P to short-term securities, please refer to the Appendix. The rated short-term securities described under Investment Policies above include securities given a rating conditionally by Moody's or provisionally by S&P. If the rating of a security held by the Fund is withdrawn or reduced, the Fund is not required to sell the security, but Stein Roe will consider such fact in determining whether the Fund should continue to hold the security.

     Portfolio Turnover. The frequency and amount of portfolio purchases and sales (known as the "turnover rate") will vary from year to year. It is anticipated that the Fund's turnover rate will be between 50% and 100%. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when Stein Roe deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the securities held by the Fund will be sold whenever Stein Roe believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly.

                             INVESTMENT RESTRICTIONS

     The Fund operates under the following fundamental investment restrictions. The Fund may:

     (1) issue senior securities or borrow money to the extent permitted by the 1940 Act;

     (2)  only own real estate acquired as a result of owning securities;

     (3)  purchase and sell futures contracts and related options;

     (4) underwrite securities issued by others only when disposing of portfolio securities;

     (5) make loans through lending of securities, through the purchase of debt instruments or similar evidence of indebtedness typically sold to financial institutions and through repurchase agreements;

     (6) not concentrate more than 25% of its total assets in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities; and provided further that the fund will invest more than 25% and may invest up to 100% of its assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. For purposes of this restriction, the term "issuer" includes the Borrower and the Agent (as defined under "Prospectus Summary" in the Prospectus); and

     (7) not purchase or sell commodities or commodities contracts, except that, consistent with its investment policies, the Fund may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities.

     The above restrictions are fundamental policies and may not be changed without the approval of a "majority of the outstanding voting securities," as defined under "Investment Policies" above. The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities. Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Fund.

                            OTHER INVESTMENT POLICIES

     As non-fundamental investment policies which may be changed by the Trust without a shareholder vote, the Fund may not:

     1. purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions; and

     2. invest in interests in oil, gas or other mineral exploration or development programs, including leases.

                       REPURCHASE OFFER FUNDAMENTAL POLICY

     The Board has adopted a resolution setting forth the Fund's fundamental policy that it will conduct quarterly Repurchase Offers (the "Repurchase Offer Fundamental Policy").

     The Repurchase Offer Fundamental Policy sets the interval between each Repurchase Offer at one quarter and provides that the Fund shall conduct a Repurchase Offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Request Deadline will be established by the Fund and will be based on factors such as market conditions, liquidity of the Fund's assets and shareholder servicing conditions. The Repurchase Offer Fundamental Policy also provides that the repurchase pricing shall occur not later than the fourteenth day after the Repurchase Request Deadline or the next business day if the fourteenth day is not a business day.

     The Repurchase Offer Fundamental Policy may be changed only by a majority vote of the outstanding voting securities. For more information, please refer to the Prospectus under the caption "Periodic Repurchase Offers."

                             MANAGEMENT OF THE FUND


TRUSTEES AND OFFICERS
---------------------

Tom Bleasdale                   70        Trustee            Retired (formerly Chairman of the Board and Chief
102 Clubhouse Drive #275                                     Executive Officer, Shore Bank & Trust Company from 1992
Naples, Florida  34105                                       to 1993);  Director of Empire Co.

Lora S. Collins                 64        Trustee            Attorney (formerly Attorney, Kramer, Levin, Naftalis &
1175 Hill Road                                               Frankel from September, 1986 to November, 1996).
Southold, NY 11971

James E. Grinnell               71        Trustee            Private Investor since November, 1988.
63 Leicester Road
Marblehead, MA 01945

Richard W. Lowry                64        Trustee            Private Investor since August, 1987.
10701 Charleston Drive
Vero Beach, FL 32963

Salvatore Macera                69        Trustee            Private Investor (formerly Executive Vice President and
26 Little Neck Lane                                          Director of Itek Corporation (electronics) from 1975 to
New Seabury, MA  02649                                       1981).

William E. Mayer*               60        Trustee            Partner, Park Avenue Equity Partners (venture capital)
500 Park Avenue, 5th Floor                                   (formerly Dean, College of Business and Management,
New York, NY 10022                                           University of Maryland from October, 1992 to November,
                                                             1996); Director, Johns Manville; Director, Lee
                                                             Enterprises; Director, WR Hambrecht & Co.

James L. Moody, Jr.             68        Trustee            Retired (formerly Chairman of the Board, Hannaford Bros.
16 Running Tide Road                                         Co. (food retailer) from May, 1984 to May, 1997, and
Cape Elizabeth, ME 04107                                     Chief Executive Officer, Hannaford Bros. Co. from May,
                                                             1973 to May, 1992).

John J. Neuhauser               57        Trustee            Academic Vice President and Dean of Faculties since
84 College Road                                              August, 1999, Boston College (formerly Dean, Boston
Chestnut Hill, MA 02467-3838                                 College School of Management from September, 1977 to
                                                             September, 1999).

Joseph R. Palombo*              47        Trustee            Chief Operations Officer of Mutual Funds, Liberty
                                                             Financial Companies, Inc. since August, 2000; Executive
                                                             Vice President and Director of the Advisor since April,
                                                             1999; Executive Vice President and Chief Administrative
                                                             Officer of LFG since April, 1999; Director of Stein Roe &
                                                             Farnham Incorporated (SR&F) since September 1, 2000;
                                                             Trustee and Chairman of the Board of the Stein Roe Mutual
                                                             Funds since October, 2000; Manager of Stein Roe Floating
                                                             Rate Limited Liability Company since October, 2000
                                                             (formerly Vice President of the Funds from April, 1999 to
                                                             August, 2000 and Chief Operating Officer, Putnam Mutual
                                                             Funds from 1994 to 1998).

Thomas E. Stitzel               64        Trustee            Business Consultant (formerly Professor of Finance from
2208 Tawny Woods Place                                       1975 to 1999 and Dean from 1977 to 1991, College of
Boise, ID  83706                                             Business, Boise State University); Chartered Financial
                                                             Analyst.

Anne-Lee Verville               55        Trustee            Consultant (formerly General Manager, Global Education
359 Stickney Hill Road                                       Industry from 1994 to 1997, and President, Applications
Hopkinton, NH  03229                                         Solutions Division from 1991 to 1994, IBM Corporation
                                                             (global education and global applications)).

J. Kevin Connaughton            36        Treasurer, Chief   Treasurer, Chief Financial Officer and Chief Accounting
                                          Financial          Officer of the Funds and of the Liberty All-Star Funds
                                          Officer and        since December, 2000 (formerly Controller and Chief
                                          Chief Accounting   Accounting Officer of the Funds  from February, 1998 to
                                          Officer            October, 2000); Vice President of the Advisor since
                                                             February,      1998
                                                             (formerly    Senior
                                                             Tax        Manager,
                                                             Coopers &  Lybrand,
                                                             LLP   from   April,
                                                             1996  to   January,
                                                             1998;          Vice
                                                             President,      440
                                                             Financial
                                                             Group/First    Data
                                                             Investor   Services
                                                             Group  from  March,
                                                             1994   to    April,
                                                             1996).

Michael G. Clarke               31        Controller         Controller of the Funds and of the Liberty All-Star Funds
                                                             since December, 2000, Assistant Vice President of the
                                                             Advisor since August, 1999; Assistant Vice President of
                                                             LFG since April, 2000 (formerly Audit Manager from May,
                                                             1997 to August, 1999, Audit Senior Accountant from
                                                             September, 1995 to May, 1997 and Audit Staff Accountant
                                                             from September, 1993 to September, 1995 of Deloitte &
                                                             Touche LLP).

Stephen E. Gibson               47        President          President of the Liberty Funds since June, 1998;
                                                             President of Liberty-Stein Roe Mutual Funds since
                                                             November, 1999; Chairman of the Board since July, 1998,
                                                             Chief Executive Officer and President since December,
                                                             1996 and Director, since July, 1996 of the Advisor
                                                             (formerly Executive Vice President from July, 1996 to
                                                             December, 1996); Director, Chief Executive Officer and
                                                             President of LFG since December, 1998 (formerly Director,
                                                             Chief Executive Officer and President of The Colonial
                                                             Group, Inc. (TCG) from December, 1996 to December, 1998);
                                                             Director since September 1, 2000, President and Vice
                                                             Chairman of SR&F since January, 2000 (formerly Assistant
                                                             Chairman from August, 1998 to January, 2000) (formerly
                                                             Managing Director of Marketing of Putnam Investments from
                                                             June, 1992 to July, 1996).

William J. Ballou               35        Secretary          Secretary of the Liberty Funds and of the Liberty
                                                             All-Star Funds since October, 2000 (formerly Assistant
                                                             Secretary from October, 1997 to October, 2000); Secretary
                                                             of the Liberty-Stein Roe Mutual Funds since November,
                                                             2000 (formerly Assistant Secretary from May, 2000 to
                                                             October, 2000); Vice President, Assistant Secretary and
                                                             Counsel of Colonial since October, 1997; Vice President
                                                             and Counsel since April, 2000, and Assistant Secretary
                                                             since December, 1998 of LFG (formerly Associate Counsel,
                                                             Massachusetts Financial Services Company from May, 1995
                                                             to September, 1997).

Kevin M. Carome                 44        Executive Vice     Executive Vice President of Liberty Funds and of the
                                          President          Liberty All-Star Funds since October, 2000; Executive
                                                             Vice  President  of
                                                             the   Liberty-Stein
                                                             Roe  Mutual   Funds
                                                             since   May,   1999
                                                             (formerly      Vice
                                                             President      from
                                                             April, 1998 to May,
                                                             1999,     Assistant
                                                             Secretary      from
                                                             April,    1998   to
                                                             February,  2000 and
                                                             Secretary      from
                                                             February,  2000  to
                                                             May,  2000);  Chief
                                                             Legal   Officer  of
                                                             Liberty   Financial
                                                             Companies,     Inc.
                                                             (Liberty Financial)
                                                             since August, 2000;
                                                             Senior         Vice
                                                             President,    Legal
                                                             since January, 1999
                                                             of   LFG;   General
                                                             Counsel         and
                                                             Secretary  of Stein
                                                             Roe & Farnham, Inc.
                                                             since      January,
                                                             1998;     Associate
                                                             General Counsel and
                                                             Vice  President  of
                                                             Liberty   Financial
                                                             through    January,
                                                             1999.

-------------------
*Denotes those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or Stein Roe. Mr. Palombo is an "interested person" as defined in the 1940 Act because of his affiliation with Liberty Financial Companies, Inc., an indirect parent company of the Advisor. Mr. Mayer is an "interested person" as defined in the 1940 Act because he is a director of Hambrecht & Quist Incorporated, a registered broker-dealer.

The Trustees of the Fund are also directors or trustees, as the case may be, of Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI, Liberty Funds Trust VII, Liberty Funds Trust VIII, Liberty Variable Investment Trust ("LVIT"), Colonial Municipal Income Trust, Colonial High Income Municipal Trust, Colonial Investment Grade Municipal Trust, Colonial California Insured Municipal Fund, Colonial Insured Municipal Fund, Colonial New York Insured Municipal Fund, Colonial Intermediate High Income Fund, and Colonial InterMarket Income Trust I (collectively, each trust or any series thereof termed the "Liberty Funds").

The Trustees serve as trustees of all Liberty Funds for which each Trustee (except Mr. Palombo) receives an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs and the lead Trustee receive an annual retainer of $1,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the Liberty Funds based on each Liberty Fund's relative net assets, and one-third of the fees are divided equally among the Liberty Funds.

TRUSTEES AND TRUSTEES' FEES

The Trustees received the amounts set forth below for the fiscal year ended August 31, 2000. For the calendar year ended December 31, 1999, the Trustees received the compensation set forth below for serving as trustees of the Liberty Funds.(a)

                                                                  TOTAL COMPENSATION FROM THE FUND
                                  COMPENSATION FROM THE FUND      COMPLEX PAID TO THE TRUSTEES FOR
                                   FOR THE FISCAL YEAR ENDED          THE CALENDAR YEAR ENDED
TRUSTEE                                 AUGUST 31, 2000                 DECEMBER 31, 1999(b)
-------                                 ---------------                 --------------------
Tom Bleasdale                               $239(c)                        $103,000(d)
John V. Carberry (e)(f)                      N/A                              N/A
Lora S. Collins                              204                             96,000
James E. Grinnell                            216                            100,000
Richard W. Lowry                             221                             97,000
Salvatore Macera                             210                             95,000
William E. Mayer                             213                            101,000
James L. Moody, Jr.                          233(g)                          91,000(h)
John J. Neuhauser                            217                            101,252
Joseph R. Palombo (i)(j)                     N/A                              N/A
Thomas E. Stitzel                            210                             95,000
Robert L. Sullivan(k)                        44                             104,100
Anne-Lee Verville                            207(l)                          96,000(m)

(a) Neither the Fund nor the Fund Complex currently provides pension or retirement plan benefits to the Trustees.
(b) At December 31, 1999, the complex consisted of 63 open-end and 10 closed-end management investment portfolios in the Liberty Funds (together, the "Fund Complex").
(c)  Include $77 payable in later years as deferred compensation.
(d)  Includes $52,000 payable in later years as deferred compensation.

(e) Did not receive compensation because he is an affiliated Trustee and employee of Liberty Financial Companies, Inc. ("Liberty Financial").
(f)  Resigned as Trustee of the Trust on August 4, 2000.
(g) Total compensation of $233 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.
(h) Total compensation of $91,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.
(i)  Elected by the Trustees of the Liberty Funds on August 23, 2000.
(j) Does not receive compensation because he is an affiliated Trustee and employee of the Advisor.
(k)  Retired as a Trustee of the Liberty Funds on April 30, 2000.
(l) Total compensation of $207 for the fiscal year ended August 31, 2000, will be payable in later years as deferred compensation.
(m) Total compensation of $96,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.

For the fiscal year ended December 31, 1999, some of the Trustees received the following compensation in their capacities as trustees or directors of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, the "Liberty All-Star Funds").

                                            TOTAL COMPENSATION FROM
                                        LIBERTY ALL-STAR FUNDS FOR THE
                                             CALENDAR YEAR ENDED
TRUSTEE                                      DECEMBER 31, 1999(n)
-------                                      --------------------

John V. Carberry(o)(p)                                N/A
James E. Grinnell                                   $25,000
Richard W. Lowry                                     25,000
William E. Mayer                                     25,000
John J. Neuhauser                                    25,000

(n) The Liberty All-Star Funds are advised by Liberty Asset Management Company ("LAMCO"). LAMCO is an indirect wholly owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).
(o) Did not receive compensation because he was an affiliated trustee and employee of Liberty Financial.
(p) Resigned as a Trustee/Director of the Liberty All-Star Funds on August 4, 2000.


                              FINANCIAL STATEMENTS

     Please refer to the Fund's August 31, 2000 Financial Statements (statement of assets and liabilities and schedules of investments as of August 31, 2000 and the statement of operations, changes in net assets, and notes thereto) and the report of independent accountants contained in the August 31, 2000 Annual Report of the Fund. The Financial Statements and the report of independent accountants (but no other material from the Annual Report) are incorporated herein by reference. The Annual Report may be obtained at no charge by telephoning 800-422-3737.

                             PRINCIPAL SHAREHOLDERS

     As of November 30, 2000, the only person(s) known by the Fund to own of record or "beneficially" 5% or more of its outstanding shares within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934 were as follows:

                                                         PERCENTAGE & NUMBER OF
         NAME AND ADDRESS                               OUTSTANDING SHARES HELD
         ----------------                               -----------------------
                                         CLASS A         CLASS B          CLASS C          CLASS Z
                                         -------         -------          -------          -------
Keyport Life Insurance Company
125 High Street                        889,248.8400    887,271.0150     222,149.3120     223,433.5060
Boston, MA 02110-2704                    (11.68%)        (30.91%)         (8.69%)          (99.01%)


                     INVESTMENT ADVISORY AND OTHER SERVICES

     Stein Roe provides portfolio management services to the Fund. Stein Roe is a wholly owned subsidiary of Stein Roe Services Inc., which is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which is a majority owned subsidiary of Liberty Corporate Holdings, Inc., which is a wholly owned subsidiary of LFC Holdings, Inc., which is a wholly owned subsidiary of Liberty Mutual Equity Corporation, which is a wholly owned subsidiary of Liberty Mutual Insurance Company. Liberty Mutual Insurance Company is a mutual insurance company, principally in the property/casualty insurance field, organized under the laws of Massachusetts in 1912. As of September 30, 2000, Stein Roe managed over $24.2 billion in assets.

     On November 1, 2000, Liberty Financial announced that it had retained CS First Boston to help it explore strategic alternatives, including the possible sale of Liberty Financial.

     The directors of Stein Roe are C. Allen Merritt, Jr., J. Andrew Hilbert, Stephen E. Gibson and Joseph R. Palombo. Mr. Merritt is Chief Operating Officer of Liberty Financial. Mr. Hilbert is Senior Vice President and Chief Financial Officer of Liberty Financial. The positions held by Messrs. Gibson and Palombo are listed above. The business address of Messrs. Merritt and Hilbert is Federal Reserve Plaza, Boston, MA 02210. The business address of Messrs. Gibson and Palombo is One Financial Center, Boston, MA 02111.

     Please refer to the descriptions of Stein Roe, the management and administrative agreements, fees, expense limitation, and transfer agency services under "Management of the Fund" and "Fund Expenses" in the Prospectus, which are incorporated herein by reference. For the period ended August 31, 2000, the Fund paid Stein Roe $142 (in thousands) in management fees.

     Stein Roe provides office space and executive and other personnel to the Fund and bears any sales or promotional expenses. The Fund pays all expenses other than those paid by Stein Roe, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization.

     The management agreement provides that neither Stein Roe nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Fund or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Stein Roe of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by Stein Roe of its obligations and duties under the agreement.

     Any expenses that are attributable solely to the organization, operation, or business of the Fund shall be paid solely out of the Fund's assets. Any expenses incurred by the Fund that are not solely attributable to the Fund are apportioned in such manner as Stein Roe determines is fair and appropriate, unless otherwise specified by the Board.

ADMINISTRATIVE SERVICES

     Pursuant to a separate agreement with the Fund, Colonial provides administrative and accounting services to the Fund. For these services, Colonial receives an annual fee of 0.20% of average net assets, including assets representing leverage. For the period ended August 31, 2000, the Fund paid Colonial $64 (in thousands) for services performed under this agreement.

BOOKKEEPING AND ACCOUNTING

     Pursuant to a separate agreement with the Fund, Colonial receives a fee for performing certain bookkeeping and accounting services. For these services, Colonial receives an annual fee of $27,000 plus .035% of average net assets over $50 million. For the period ended August 31, 2000, the Fund paid Colonial $15 (in thousands) for services performed under this agreement.

                                   DISTRIBUTOR

     Shares of the Fund are distributed by Liberty Funds Distributor, Inc. ("Distributor" or "LFD"), One Financial Center, Boston, MA 02111, under a Distribution Agreement (the "Agreement"). The Distributor is a subsidiary of Colonial, which is an indirect subsidiary of Liberty Financial. The Agreement continues in effect from year to year, provided such continuance is approved annually (1) by a majority of the Board or by a majority of the outstanding voting securities of the Fund, and (2) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Fund has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of the prospectus and other expenses.

SALES-RELATED EXPENSES (in thousands) of the Distributor relating to the Fund for the period ended August 31, 2000 were:

                                                           CLASS A        CLASS B        CLASS C
                                                           -------        -------        -------

Fees to FSFs                                                 $425          $1,024          $35
Cost of sales material relating to the Fund
(including printing and mailing expenses)                     233              46           54
Allocated travel, entertainment and other
promotional expenses (including advertising)                  219              43           51


DISTRIBUTION AND SERVICE FEES

     In addition to an early withdrawal charge, each of Class A, B, and C of shares is authorized under a distribution plan (Plan) to use the assets attributable to a class to finance certain activities relating to the distribution of shares to investors. These include marketing and other activities to support the distribution of the Class A, B, and C shares and the services provided to you by your financial advisor. The Plan was approved and reviewed in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act to permit it to have a multi-class structure, early withdrawal charges, and distribution fees.

     Under the Plan, distribution and service fees paid by the Fund to the Distributor may equal up to an annual rate of 0.35% of average daily net assets attributable to Class A shares, 0.70% of average daily net assets attributable to Class B shares, and 0.85% of average daily net assets attributable to Class C shares, respectively. Since the distribution and service fees are payable regardless of the Distributor's expenses, the Distributor may realize a profit from the fees. The Plan authorizes any other payments by the Fund to the Distributor and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

     The trustees believe that the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the trustees, including the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Independent Trustees is effected by such Independent Trustees. For the period ended August 31, 2000, the Fund paid the following fees (in thousands) to the
Distributor:

                           DISTRIBUTION FEES      SERVICE FEES
                           -----------------      ------------

         Class A           $12                    $31
         Class B           $34                    $16
         Class C           $20                    $8
         Class Z           N/A                    N/A

     EARLY WITHDRAWAL CHARGES (EWCS). Certain investments in Class A, B and C shares are subject to an EWC. You will pay the EWC only on shares you submit for repurchase within a certain amount of time after purchase. The EWC generally declines each year until there is no charge for repurchased shares. The EWC is applied to the net asset value at the time of purchase or repurchase, whichever is lower. For purposes of calculating the EWC, the start of the holding period is the first day of the month following each purchase. Shares you purchase with reinvested dividends or capital gains are not subject to an EWC. When shares are repurchased, the Fund will automatically repurchase those shares not subject to an EWC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the EWC. In certain circumstances, EWCs may be waived, as described in the Statement of Additional Information. For the period ended August 31, 2000, the Fund paid $0 (Class A), $488 (Class B) and $370 (Class C) to the Distributor on share redemptions.

     CONVERSION FEATURE. Class B shares will automatically convert to Class A shares after eight years and after that date converted shares will no longer be subject to the distribution fees applicable to Class B shares. Conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B shares from asset-based distribution expenses applicable to such shares at such time as the Class B shares have been outstanding for a duration sufficient for the Distributor to have been substantially compensated for distribution-related expenses incurred in connection with those shares. Class C shares do not convert to Class A shares. Therefore, holders of Class C shares will continue to bear the asset-based distribution fees on the Class C shares for as long as they hold such shares.

                                 TRANSFER AGENT

     Liberty Funds Services, Inc. ("LFS") performs certain transfer agency services for the Fund, as described under "Management of the Fund" in the Prospectus. Under the Fund's shareholders' servicing and transfer agency agreement, the Fund pays LFS a monthly fee at the annual rate of 0.07% of the average daily closing value of the total net assets of the Fund for such month. In addition, total compensation, the Fund pays LFS the following fees:

1. A transaction fee of $1.18 per transaction occurring in Fund accounts during any month; PLUS

2. An account fee for open accounts of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS

3. An account fee for closed accounts of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS

The Fund's allocated share of LFS reimbursement out-of-pocket expenses.

The Board believes the charges by LFS to the Fund are comparable to those of other companies performing similar services. (See "Investment Advisory
Services.") Under a separate agreement, SSI also provides certain investor accounting services to the Fund.

                                    CUSTODIAN

     State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, MA 02101, is the custodian for the Fund. It is responsible for holding all securities and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses, and performing other administrative duties, all as directed by authorized persons. The Bank does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses.

     The Fund may invest in obligations of the Bank and may purchase or sell securities from or to the Bank.

                             INDEPENDENT ACCOUNTANTS

     The independent accountants for the Fund are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110. The independent accountants audit and report on the annual financial statements, review certain regulatory reports and the federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so.

               PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

     RIGHT OF ACCUMULATION AND STATEMENT OF INTENT (CLASS A SHARES ONLY). Reduced sales charges on Class A shares can be effected by combining a current purchase with prior purchases of Class A, B, C and Z shares of the funds distributed by LFD. The applicable sales charge is based on the combined total of:

     1.   the current purchase; and

     2. the value at the public offering price at the close of business on the previous day of all funds' Class A shares held by the shareholder
          (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another fund other than a money market fund and Class B, C and Z shares).

     LFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by LFS. A fund may terminate or amend this Right of Accumulation.

     Any person may qualify for reduced sales charges on purchases of Class A shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C and Z shares held by the shareholder on the date of the Statement in funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

     During the term of a Statement, LFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount of the Statement.

     If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the financial service firm ("FSF") shall return to LFD the excess commission previously paid during the thirteen-month period.

     If the amount of the Statement is not purchased, the shareholder shall remit to LFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

     Additional information about and the terms of Statements of Intent are available from your FSF, or from LFS at 1-800-426-3750.

     REINSTATEMENT PRIVILEGE. An investor who has redeemed Class A, B or C shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of the same Class of any fund at the NAV next determined after LFSI receives a written reinstatement request and payment. Any EWC paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any EWC or conversion date. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

     PRIVILEGES OF LIBERTY ACORN FUNDS SHAREHOLDERS. Any shareholder who owned shares of any fund of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by LFD, may purchase Class A shares of any fund distributed by LFD at NAV in those cases where a Liberty Fund Class Z share is not available. Qualifying shareholders will not be subject to Class A initial or contingent deferred sales charges; however, they will be subject to the annual 12b-1 service fee.

     PRIVILEGES OF STEIN ROE EMPLOYEES OR FINANCIAL SERVICE FIRM EMPLOYEES. Class A shares of certain funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, LFD and other companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFD; and such persons' families and their beneficial accounts.

     SPONSORED ARRANGEMENTS. Class A shares may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The Fund reserves the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

     Class A shares may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with LFD pursuant to which the Fund is included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

     WAIVER OF EARLY WITHDRAWAL CHARGES (EWCS). EWCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. EWCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the EWC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable EWC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable EWC will be charged.

2. Disability. EWCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable EWC will be charged.

3. Death of a trustee. EWCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and
     (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable EWC will be charged upon any subsequent redemption.

4. Returns of excess contributions. EWCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.

5. Qualified Retirement Plans. EWCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). EWCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by LFDI for at least two years.

     The EWC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

     For the period ended August 31, 2000, the Fund paid the following sales charges:

Sales Charge (in thousands):
Aggregate initial sales charges on Fund share sales                         $479
Initial sales charge retained by the Distributor                               7

                                                    CLASS A    CLASS B    CLASS C
                                                    -------    -------    -------
Sales Charge:
Aggregate contingent deferred sales charge          $0         $488       $370


                             PORTFOLIO TRANSACTIONS

     Stein Roe places the orders for the purchase and sale of portfolio securities and options and futures contracts for its clients, including private clients and mutual fund clients ("Clients"). Purchases and sales of portfolio securities are ordinarily transacted with the issuer or with a primary market maker acting as principal or agent for the securities on a net basis, with no brokerage commission. Transactions placed through dealers reflect the spread between the bid and asked prices. Occasionally, the Fund may make purchases of underwritten issues at prices that include underwriting discounts or selling concessions.

     Stein Roe's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include Stein Roe's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; Stein Roe's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and Stein Roe's knowledge of actual or apparent operation problems of any broker or dealer.

     Recognizing the value of these factors, Stein Roe may cause a Client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction. Stein Roe has established internal policies for the guidance of its trading personnel, specifying minimum and maximum commissions to be paid for various types and sizes of transactions and effected for Clients in those cases where Stein Roe has discretion to select the broker or dealer by which the transaction is to be executed. Stein Roe has discretion for all trades of the Fund. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by Stein Roe. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by Stein Roe's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Stein Roe, and reports are made annually to the Board of Trustees.

     Stein Roe maintains and periodically updates a list of approved brokers and dealers which, in Stein Roe's judgment, are generally capable of providing best price and execution and are financially stable. Stein Roe's traders are directed to use only brokers and dealers on the approved list, except in the case of Client designations of brokers or dealers to effect transactions for such Clients' accounts. Stein Roe generally posts certain Client information on the "Alert" broker database system as a means of facilitating the trade affirmation and settlement process.

     It is Stein Roe's practice, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security for the accounts of several Clients, in order to seek a lower commission or more advantageous net price. The benefit, if any, obtained as a result of such aggregation generally is allocated pro rata among the accounts of Clients which participated in the aggregated transaction. In some instances, this may involve the use of an "average price" execution wherein a broker or dealer to which the aggregated order has been given will execute the order in several separate transactions during the course of a day at differing prices and, in such case, each Client participating in the aggregated order will pay or receive the same price and commission, which will be an average of the prices and commissions for the several separate transactions executed by the broker or dealer.

     Stein Roe sometimes makes use of an indirect electronic access to the New York Stock Exchange's "SuperDOT" automated execution system, provided through a NYSE member floor broker, W&D Securities, Inc., a subsidiary of Jeffries & Co., Inc., particularly for the efficient execution of smaller orders in NYSE listed equities. Stein Roe sometimes uses similar arrangements through Billings & Co., Inc. and Driscoll & Co., Inc., floor broker members of the Chicago Stock
Exchange, for transactions to be executed on that exchange. In using these arrangements, Stein Roe must instruct the floor broker to refer the executed transaction to another brokerage firm for clearance and settlement, as the floor brokers do not deal with the public. Transactions of this type sometimes are referred to as "step-in" or "step-out" transactions. The brokerage firm to which the executed transaction is referred may include, in the case of transactions effected through W&D Securities, brokerage firms which provide Stein Roe investment research or related services.

     Stein Roe places certain trades for the Fund through its affiliate AlphaTrade, Inc. ("ATI"). ATI is a wholly owned subsidiary of Colonial Management Associates, Inc. ATI is a fully disclosed introducing broker that limits its activities to electronic execution of transactions in listed equity securities. The Fund pays ATI a commission for these transactions. The Fund and the Fund have adopted procedures consistent with Investment Company Act Rule 17e-1 governing such transactions. Certain of Stein Roe's officers also serve as officers, directors and/or employees of ATI.

     CONSISTENT WITH THE RULES OF FAIR PRACTICE OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AND SUBJECT TO SEEKING BEST EXECUTING AND SUCH OTHER POLICIES AS THE TRUSTEES OF THE FUND MAY DETERMINE, STEIN ROE MAY CONSIDER SALES OF SHARES OF THE FUND AS A FACTOR IN THE SELECTION OF BROKER-DEALERS TO EXECUTE SUCH MUTUAL FUND SECURITIES TRANSACTIONS.

INVESTMENT RESEARCH PRODUCTS AND SERVICES FURNISHED BY BROKERS AND DEALERS

     Stein Roe engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services ("research products") from broker-dealer firms in return for directing trades for Client accounts to those firms. In effect, Stein Roe is using the commission dollars generated from these Client accounts to pay for these research products. The money management industry uses the term "soft dollars" to refer to this industry practice. Stein Roe may engage in soft dollar transactions on trades for those Client accounts for which Stein Roe has the discretion to select the broker-dealer.

     The ability to direct brokerage for a Client account belongs to the Client and not to Stein Roe. When a Client grants Stein Roe the discretion to select broker-dealers for Client trades, Stein Roe has a duty to seek the best combination of net price and execution. Stein Roe faces a potential conflict of interest with this duty when it uses Client trades to obtain soft dollar products. This conflict exists because Stein Roe is able to use the soft dollar products in managing its Client accounts without paying cash ("hard dollars") for the product. This reduces Stein Roe's expenses.

     Moreover, under a provision of the federal securities laws applicable to soft dollars, Stein Roe is not required to use the soft dollar product in managing those accounts that generate the trade. Thus, the Client accounts that generate the brokerage commission used to acquire the soft dollar product may not benefit directly from that product. In effect, those accounts are cross subsidizing Stein Roe's management of the other accounts that do benefit directly from the product. This practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner. Although it is inherently difficult, if not impossible, to document, Stein Roe believes that over time most, if not all, Clients benefit from soft dollar products such that cross subsidizations even out.

     Stein Roe attempts to reduce or eliminate this conflict by directing Client trades for soft dollar products only if Stein Roe concludes that the broker-dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. As noted above, the best net price, while significant, is one of a number of judgmental factors Stein Roe considers in determining whether a particular broker is capable of providing the best net price and execution. Stein Roe may cause a Client account to pay a brokerage commission in a soft dollar trade in excess of that which another broker-dealer might have charged for the same transaction.

     Stein Roe acquires two types of soft dollar research products: (i) proprietary research created by the broker-dealer firm executing the trade and
(ii) other products created by third parties that are supplied to Stein Roe through the broker-dealer firm executing the trade.

     Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Stein Roe's research analysts periodically rate the quality of proprietary research produced by various broker-dealer firms. Based on these evaluations, Stein Roe develops target levels of commission dollars on a firm-by-firm basis. Stein Roe attempts to direct trades to each firm to meet these targets.

     Stein Roe also uses soft dollars to acquire products created by third parties that are supplied to Stein Roe through broker-dealers executing the trade (or other broker-dealers who "step in" to a transaction and receive a portion of the brokerage commission for the trade). These products include the following:

- Database Services -- comprehensive databases containing current and/or historical information on companies and industries. Examples include historical securities prices, earnings estimates, and SEC filings. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

- Quotation/Trading/News Systems -- products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

- Economic Data/Forecasting Tools -- various macro economic forecasting tools, such as economic data and economic and political forecasts for various countries or regions.

-    Quantitative/Technical   Analysis   --   software   tools  that  assist  in
     quantitative and technical analysis of investment data.

- Fundamental Industry Analysis -- industry-specific fundamental investment research.

- Fixed Income Security Analysis -- data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, that are relevant to fixed income securities.

-    Other Specialized Tools -- other specialized products,  such as specialized
     economic   consulting   analyses  and  attendance  at  investment  oriented
     conferences.

     Many third-party products include computer software or on-line data feeds. Certain products also include computer hardware necessary to use the product.

     Certain of these third party services may be available directly from the vendor on a hard dollar basis. Others are available only through broker-dealer firms for soft dollars. Stein Roe evaluates each product to determine a cash ("hard dollars") value of the product to Stein Roe. Stein Roe then on a product-by-product basis targets commission dollars in an amount equal to a specified multiple of the hard dollar value to the broker-dealer that supplies the product to Stein Roe. In general, these multiples range from 1.25 to 1.85 times the hard dollar value. Stein Roe attempts to direct trades to each firm to meet these targets. (For example, if the multiple is 1.5:1.0, assuming a hard dollar value of $10,000, Stein Roe will target to the broker-dealer providing the product trades generating $15,000 in total commissions.)

     The targets that Stein Roe establishes for both proprietary and for third party research products typically will reflect discussions that Stein Roe has with the broker-dealer providing the product regarding the level of commissions it expects to receive for the product. However, these targets are not binding commitments, and Stein Roe does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar products. In setting these targets, Stein Roe makes a determination that the value of the product is reasonably commensurate with the cost of acquiring it. These targets are established on a calendar year basis. Stein Roe will receive the product whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. Stein Roe generally will carry over target shortages and excesses to the next year's target. Stein Roe believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since Stein Roe can meet the non-binding expectations of broker-dealers providing soft dollar products over flexible time periods. In the case of third party products, the third party is paid by the broker-dealer and not by Stein Roe. Stein Roe may enter into a contract with the third party vendor to use the product. (For example, if the product includes software, Stein Roe will enter into a license to use the software from the vendor.)

     In certain cases, Stein Roe uses soft dollars to obtain products that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. As of the date of this Statement of Additional Information, Stein Roe acquires two mixed use products. These are (i) a fixed income security data service and (ii) a mutual fund performance ranking service. In each case, Stein Roe makes a good faith evaluation of the research and non-research uses of these services. These evaluations are based upon the time spent by Firm personnel for research and non-research uses. Stein Roe pays the provider in cash ("hard dollars") for the non-research portion of its use of these products.

     Stein Roe may use research obtained from soft dollar trades in the management of any of its discretionary accounts. Thus, consistent with industry practice, Stein Roe does not require that the Client account that generates the trade receive any benefit from the soft dollar product obtained through the trade. As noted above, this may result in cross subsidization of soft dollar products among Client accounts. As noted therein, this practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner.

     In certain cases, Stein Roe will direct a trade to one broker-dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker-dealer who provides Stein Roe with a soft dollar research product. The broker-dealer executing the trade "steps out" of a portion of the commission in favor of the other broker-dealer providing the soft dollar product. Stein Roe may engage in step out transactions in order to direct soft dollar commissions to a broker-dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing a third party soft dollar product that is not available on a hard dollars basis. Stein Roe has not engaged in step out transactions as a manner of compensating broker-dealers that sell shares of investment companies managed by Stein Roe.

     For the period ended August 31, 2000, the Fund did not pay brokerage commissions on any transactions.

                      ADDITIONAL INCOME TAX CONSIDERATIONS

     The Fund intends to comply with the special provisions of the Internal Revenue Code that relieve the Fund of federal income tax to the extent of their respective net investment income and capital gains currently distributed to their respective shareholders.

     Because capital gain distributions reduce net asset value, if a shareholder purchases shares shortly before a record date, he will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

     The Fund expects that none of its dividends will qualify for the deduction for dividends received by corporate shareholders.

                             INVESTMENT PERFORMANCE

     The Fund may quote yield figures from time to time. The "Yield" of the Fund is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The Yield formula provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

     The Yield formula is as follows: YIELD = 2[((a-b/cd) +1)(6) -1].

       Where: a  =  dividends and interest earned during the period.  (For this purpose, the Fund will recalculate the yield to maturity based on market value of each portfolio security on each business day on which net asset value is calculated.)
              b  =  expenses accrued for the period (net of reimbursements).
              c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends.
              d  =  the ending net asset value of the Fund for the period.

     The 30-day yields as of August 31, 2000 were:

                               YIELD
                               -----
     Class A                   9.23%
     Class B                   9.00%
     Class C                   8.85%
     Class Z                   9.70%

     The Fund may quote total return figures from time to time. A "Total Return" on a per share basis is the amount of dividends received per share plus or minus the change in the net asset value per share for a period. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.

     Average Annual Total Return is computed as follows: ERV = P(1+T)(n)

     Where:  P    =  a hypothetical initial payment of $1,000
             T    =  average annual total return
             n    =  number of years
             ERV  =  ending redeemable value of a hypothetical $1,000
                     payment made at the beginning of the period at the end of the period (or fractional portion).

     For example, for a $1,000 investment in the Fund, the "Total Return," the "Total Return Percentage," and the "Average Annual Total Return" at August 31, 2000 were:

                           ENDING REDEEMABLE     TOTAL RETURN       AVERAGE ANNUAL
                                VALUE($)         PERCENTAGE(%)      TOTAL RETURN(%)
                                --------         --------------     ---------------
Class A
    Life of the Fund*           $1,060.45            6.04%               None
Class B
    Life of the Fund*           $1,056.93            5.69%               None
Class C
    Life of the Fund*           $1,056.17            5.62%               None
Class Z
    Life of  the Fund*          $1,061.11            6.11%               None


             *Since commencement of operations on January 13, 2000.

     Performance results reflect any waiver of reimbursement by the Advisor of expenses. Absent this waiver or reimbursement arrangement, performance results would have been lower. See Prospectus for details. The Fund may provide information about the Advisor and its affiliates and other related funds in sales material or advertisements provided to investors or prospective investors. Sales materials or advertisements also may provide information on the use of investment professionals by investors. For further information, see "Performance Information" in the Prospectus.

                               APPENDIX -- RATINGS

RATINGS IN GENERAL. A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

CORPORATE BOND RATINGS

     Ratings By Moody's. Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such bonds.

     Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

     A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Ratings by S&P. AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C1. This rating is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     NOTES: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major ratings categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

     The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

COMMERCIAL PAPER RATINGS

     Ratings by Moody's. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                  Prime-1  Highest Quality
                  Prime-2  Higher Quality
                  Prime-3  High Quality

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

     Ratings By S&P. A brief description of the applicable rating symbols and their meaning follows:

     A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

     A-1. This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.


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